As filed with the Securities and Exchange Commission April 15, 1998

                                                             File No. 33-89990

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                           POST-EFFECTIVE AMENDMENT NO. 4
                                    TO FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
                 SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                    FORM N-8B-2

A.   Exact name of trust:  Separate Account VL II

B.   Name of depositor:  Hartford Life Insurance Company

C.   Complete address of depositor's principal executive offices:

     P.O. Box 2999
     Hartford, CT  06104-2999

D.   Name and complete address of agent for service:

     Leslie T. Soler, Esq.
     Hartford Life
     P.O. Box 2999
     Hartford,  06104-2999

     It is proposed that this filing will become effective:


     ___  immediately upon filing pursuant to paragraph (b) of Rule 485
     _X_  on May 1, 1998 pursuant to paragraph (b) of Rule 485
     ___  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     ___  on May 1, 1998 pursuant to paragraph (a)(1) of Rule 485
     ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


E. Title and amount of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities.

F. Proposed maximum aggregate offering price to the public of the securities being registered: Not yet determined.

G.   Amount of filing fee:  Not applicable.

H. Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

                           RECONCILIATION AND TIE BETWEEN
                             FORM N-8B-2 AND PROSPECTUS

ITEM NO. OF
FORM N-8B-2        CAPTION IN PROSPECTUS
-----------        ---------------------

      1.           Cover page

      2.           Cover page

      3.           Not applicable

      4.           Hartford; Distribution of the Policies

      5.           Summary - Separate Account VL II; Separate Account VL II -
                   General

      6.           Separate Account VL II - General

      7.           Not required by Form S-6

      8.           Not required by Form S-6

      9.           Legal Proceedings

     10. Summary; Separate Account VL II - Funds; Detailed Description of Policy Benefits and Provisions - Application for a Policy; Detailed Description of Policy Benefits and Provisions; Other Matters - Voting Rights, Dividends

     11.           Summary; Separate Account VL II - Funds

     12.           Summary; Separate Account VL II - Funds

     13.           Deductions and Charges from the Account Value;
                   Distribution of the Policies; Federal Tax
                   Considerations

     14.           Detailed Description of Policy Benefits and
                   Provisions - Application for a Policy

     15.           Detailed Description of Policy Benefits and
                   Provisions - Allocation of Premium Payments

     16.           Separate Account VL II - Funds; Detailed
                   Description of Policy Benefits and Provisions - Allocation of Premium Payments

ITEM NO. OF
FORM N-8B-2        CAPTION IN PROSPECTUS
-----------        ---------------------

     17. Summary; Detailed Description of Policy Benefits and Provisions - Cash Value and Amount Payable on Surrender of the Policy, Right to Examine or Exchange the Policy and Surrender

     18.           Separate Account VL II - Funds; Deduction and
                   Charges from the Account Value; Federal Tax
                   Considerations

     19.           Other Matters - Statements to Policy Owners

     20.           Not applicable

     21.           Detailed Description of Policy Benefits and Provisions -
                   Policy Loans

     22.           Not applicable

     23.           Safekeeping of the Separate Account VL II's Assets

     24.           Other Matters - Assignment

     25.           Hartford

     26.           Not applicable

     27.           Hartford

     28.           Hartford; Management

     29.           Hartford

     30.           Not applicable

     31.           Not applicable

     32.           Not applicable

     33.           Not applicable

     34.           Not applicable

     35.           Distribution of the Policies

     36.           Not required by Form S-6

     37.           Not applicable

     38.           Distribution of the Policies

ITEM NO. OF
FORM N-8B-2        CAPTION IN PROSPECTUS
-----------        ---------------------

     39.           Hartford; Distribution of the Policies

     40.           Not applicable

     41.           Hartford; Distribution of the Policies

     42.           Not applicable

     43.           Not applicable

     44.           Detailed Description of Policy Benefits and
                   Provisions - Allocation of Premium Payments

     45.           Not applicable

     46.           Detailed Description of Policy Benefits and Provision -
                   Cash Value

     47.           Separate Account VL II - Funds

     48.           Cover page; Hartford

     49.           Not applicable

     50.           Separate Account VL II - General

     51.           Summary; Hartford; Detailed Description of
                   Policy Benefits and Provisions; Other Matters -
                   Beneficiary

     52.           Separate Account VL II - Funds, Investment Advisers

     53.           Federal Tax Considerations

     54.           Not applicable

     55.           Not applicable

     56.           Not required by Form S-6

     57.           Not required by Form S-6

     58.           Not required by Form S-6

     59.           Not required by Form S-6

                                     PART I

                              STAG LAST SURVIVOR
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                   POLICIES
                        HARTFORD LIFE INSURANCE COMPANY
                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999
[LOGO]                     TELEPHONE: (800) 231-5453

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Prospectus describes Stag Variable Life Last Survivor, last survivor flexible premium variable life insurance policies (the "Policies," and each a "Policy") offered by Hartford Life Insurance Company ("Hartford") to applicants where both Insureds will be generally between ages 20 and 80. For a given amount of Death Benefit chosen, the Policy Owner has considerable flexibility in selecting the timing and amount of premium payments.

The Policies provide for a Death Benefit payable at the death of the last surviving Insured. A Policy Owner may select one of three Death Benefit Options: a level amount equal to the Face Amount ("Option A"), a variable amount equal to the Face Amount plus the Account Value ("Option B"), or a variable amount equal to the Face Amount plus a return of premiums ("Option C"). The required minimum initial Face Amount is generally $100,000.


Payments for the Policies will be held in a series of Separate Account VL II or in the Fixed Account of Hartford. The following Sub-Accounts are available under the Contracts. Opposite each Sub-Account is the name of the underlying investment for that Sub-Account. The Hartford Funds, Putnam Funds and Fidelity VIP Funds are collectively referred to in this Prospectus as the "Funds."



Hartford Advisers Fund Sub-Account         -- shares of Class IA of Hartford Advisers HLS Fund, Inc. ("Hartford Advisers Fund")
Hartford Bond Fund Sub-Account             -- shares of Class IA of Hartford Bond HLS Fund, Inc. ("Hartford Bond Fund")
Hartford Capital Appreciation Fund         -- shares of Class IA of Hartford Capital Appreciation HLS Fund, Inc. ("Hartford
  Sub-Account                                 Capital Appreciation")
Hartford Dividend and Growth Fund          -- shares of Class IA of Hartford Dividend and Growth HLS Fund, Inc. ("Hartford
  Sub-Account                                 Dividend and Growth Fund")
Hartford Index Fund Sub-Account            -- shares of Class IA of Hartford Index HLS Fund, Inc. ("Hartford Index Fund")
Hartford International Opportunities Fund  -- shares of Class IA of Hartford International Opportunities HLS Fund, Inc.
  Sub-Account                                 ("Hartford International Opportunities Fund")
Hartford Mortgage Securities Fund          -- shares of Class IA of Hartford Mortgage Securities HLS Fund, Inc. ("Hartford
  Sub-Account                                 Mortgage Securities Fund")
Hartford Stock Fund Sub-Account            -- shares of Class IA of Hartford Stock HLS Fund, Inc. ("Hartford Stock Fund")
Hartford Money Market Fund Sub-Account     -- shares of Class IA of Hartford Money Market HLS Fund, Inc. ("Hartford Money Market
                                              Fund")
Putnam VT Diversified Income Fund          -- shares of Class IA of Putnam VT Diversified Income Fund of the Putnam Variable
  Sub-Account                                 Trust ("Putnam VT Diversified Income Fund")
Putnam VT Global Asset Allocation Fund     -- shares of Class IA of Putnam VT Global Asset Allocation Fund of the Putnam
  Sub-Account                                 Variable Trust ("Putnam VT Global Asset Allocation Fund")
Putnam VT Global Growth Fund Sub-Account   -- shares of Class IA of Putnam VT Global Growth Fund of the Putnam Variable Trust
                                              ("Putnam VT Global Growth Fund")
Putnam VT Growth and Income Fund           -- shares of Class IA of Putnam VT Growth and Income Fund of the Putnam Variable
  Sub-Account                                 Trust ("Putnam VT Growth and Income Fund")
Putnam VT High Yield Fund Sub-Account      -- shares of Class IA of Putnam VT High Yield Fund of the Putnam Variable Trust
                                              ("Putnam VT High Yield Fund")
Putnam VT Money Market Fund Sub-Account    -- shares of Class IA of Putnam VT Money Market Fund of the Putnam Variable Trust
                                              ("Putnam VT Money Market Fund")
Putnam VT New Opportunities Fund           -- shares of Class IA of the Putnam VT New Opportunities Fund of the Putnam Variable
  Sub-Account                                 Trust ("Putnam VT New Opportunities Fund")
Putnam VT U.S. Government and High         -- shares of Class IA of Putnam VT Government and High Quality Bond Fund of the
  Quality Bond Sub-Account                    Putnam Variable Trust ("Putnam VT Government and High Quality Bond Fund")
Putnam VT Utilities Growth and Income      -- shares of Class IA of Putnam VT Utilities Growth and Income Fund of the Putnam
  Fund Sub-Account                            Variable Trust ("Putnam VT Utilities Growth and Income Fund")
Putnam VT Voyager Fund Sub-Account         -- shares of Class IA of Putnam VT Voyager Fund of the Putnam Variable Trust ("Putnam
                                              VT Voyager Fund")
Fidelity VIP Equity-Income Portfolio       -- shares of Fidelity VIP Equity-Income Portfolio of the Variable Insurance Products
  Sub-Account                                 Fund ("Fidelity VIP Equity-Income Portfolio")
Fidelity VIP Overseas Portfolio            -- shares of Fidelity VIP Overseas Portfolio of the Variable Insurance Products Fund
  Sub-Account                                 ("Fidelity VIP Overseas Portfolio")
Fidelity VIP II Asset Manager Portfolio    -- shares of Fidelity VIP II Asset Manager Portfolio of the Variable Insurance
  Sub-Account                                 Products Fund II ("Fidelity VIP II Asset Manager Portfolio")


--------------------------------------------------------------------------------
IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.
--------------------------------------------------------------------------------
THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE APPLICABLE ELIGIBLE FUNDS WHICH CONTAIN A FULL DESCRIPTION OF THOSE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

2                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
 SPECIAL TERMS.........................................................    4
 SUMMARY...............................................................    6
 DETAILED DESCRIPTION OF POLICY BENEFITS AND PROVISIONS................    9
   General.............................................................    9
   Premiums............................................................    9
     Premium Payment Flexibility.......................................    9
     Allocation of Premium Payments....................................    9
     Accumulation Units................................................   10
     Accumulation Unit Values..........................................   10
     Premium Limitation................................................   10
     Account Values....................................................   10
     Amount Payable on Surrender of the Policy.........................   10
     Load Refund.......................................................   10
     Partial Withdrawals...............................................   11
   Transfers of Account Value..........................................   11
     Amount and Frequency of Transfers.................................   11
     Transfers of Account Values to or from Sub-Accounts...............   11
     Transfers from the Fixed Account..................................   11
     Dollar Cost Averaging Option......................................   11
   Policy Loans........................................................   12
     Loan Interest.....................................................   12
     Credited Interest.................................................   12
     Preferred Loan....................................................   12
     Loan Repayments...................................................   12
     Termination Due to Excessive Indebtedness.........................   12
     Effect of Loans on Account Value..................................   12
   Death Benefit.......................................................   12
     Death Benefit Options.............................................   12
     Option Change.....................................................   13
     Death Benefit Guarantee...........................................   13
     Minimum Death Benefit.............................................   13
     Unscheduled Increases and Decreases in Face Amount................   13
   Benefits at Maturity................................................   13
   Lapse and Reinstatement.............................................   14
     Policy Lapse and Grace Period.....................................   14
     Death Benefit Guarantee Default and Grace Period..................   14
     Reinstatement.....................................................   14
   The Right to Examine or Exchange a Policy...........................   14
   Surrender...........................................................   14
   Valuation of Payments and Transfers.................................   15
   Application for a Policy............................................   15
   Reduced Charges for Eligible Groups.................................   15
   Deductions from the Premium.........................................   15
     Premium Processing Charge.........................................   15
     Premium Tax Charge and Federal Tax Charge.........................   15
     Front-End Sales Load..............................................   15
   Deductions and Charges from the Account Value.......................   16
     Monthly Deduction Amounts.........................................   16
     Charges Against the Funds.........................................   17
     Taxes.............................................................   17
 HARTFORD..............................................................   17
 SEPARATE ACCOUNT VL II................................................   17
   General.............................................................   17

HARTFORD LIFE INSURANCE COMPANY                                                3
--------------------------------------------------------------------------------


                                                                         PAGE
                                                                         ----
   Funds...............................................................   17
     Hartford Funds....................................................   18
     Putnam Funds......................................................   18
     Fidelity VIP Funds................................................   19
   Investment Adviser..................................................   20
     Hartford Funds....................................................   20
     Putnam Funds......................................................   20
     Fidelity VIP Funds................................................   20
 THE FIXED ACCOUNT.....................................................   21
 OTHER MATTERS.........................................................   21
   Voting Rights.......................................................   21
   Statements to Policy Owners.........................................   22
   Limit on Right to Contest...........................................   22
   Misstatement as to Age..............................................   22
   Payment Options.....................................................   22
   Beneficiary.........................................................   22
   Assignment..........................................................   23
   Dividends...........................................................   23
 SUPPLEMENTAL BENEFITS.................................................   23
   Last Survivor Exchange Option Rider.................................   23
   Estate Protection Rider.............................................   23
   Maturity Date Extension Rider.......................................   23
   Yearly Renewable Term Life Insurance Rider..........................   23
 EXECUTIVE OFFICERS AND DIRECTORS......................................   23
 DISTRIBUTION OF THE POLICIES..........................................   27
 SAFEKEEPING OF SEPARATE ACCOUNT VL II'S ASSETS........................   28
 FEDERAL TAX CONSIDERATIONS............................................   28
   General.............................................................   28
   Taxation of Hartford and the Separate Account.......................   28
   Income Taxation of Policy Benefits -- Generally.....................   28
   Diversification Requirements........................................   29
   Ownership of the Assets in the Separate Account.....................   29
   Tax Deferral During Accumulation Period.............................   30
   Modified Endowment Contracts........................................   30
   Estate and Generation Skipping Taxes................................   30
   Life Insurance Purchased for Use in Split Dollar Arrangements.......   31
   Federal Income Tax Withholding......................................   31
   Non-Individual Ownership of Policies................................   31
   Other...............................................................   31
   Life Insurance Purchases by Nonresident Aliens and Foreign
    Corporations.......................................................   31
 LEGAL PROCEEDINGS.....................................................   31
 LEGAL MATTERS.........................................................   31
 EXPERTS...............................................................   31
 REGISTRATION STATEMENT................................................   32
 APPENDIX A -- ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND CASH
   SURRENDER VALUES....................................................   33


                THE POLICIES MAY NOT BE AVAILABLE IN ALL STATES.

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                                 SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCOUNT VALUE: The value used to determine certain Policy benefits and charges.

ACCUMULATION UNIT: An accounting unit of measure used to calculate the value of a Sub-Account.

ANNUAL DEATH BENEFIT GUARANTEE PREMIUM: An annual amount of premium shown in a Policy's specifications page required to keep the Death Benefit guarantee in effect and used to calculate the Cumulative Death Benefit Guarantee Premium.

CASH SURRENDER VALUE: The Account Value less all Indebtedness.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: U.S. Securities and Exchange Commission.

COST OF INSURANCE: An amount deducted as part of the Monthly Deduction Amount to help cover Hartford's anticipated mortality costs and other expenses.

CUMULATIVE DEATH BENEFIT GUARANTEE PREMIUM: The sum of the number of completed Policy Years plus the completed portion of the current Policy Year (expressed as the number of completed months divided by 12), multiplied by the Annual Death Benefit Guarantee Premium.

DATE OF ISSUE: The date from which the Policy's suicide and incontestability provisions are measured.

DEATH BENEFIT: On the Policy Date, the Death Benefit equals the Face Amount. Thereafter, it may change in accordance with the terms of the Policy.

DEATH BENEFIT OPTION: The Death Benefit Option in effect determines how the Death Benefit is calculated. For a description of the three Death Benefit Options provided, see "Detailed Description of Policy Benefits and Provisions -- Death Benefit," page 12.

DEATH PROCEEDS: The amount which We will pay on the death of the last surviving Insured. This amount equals the Death Benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period.

FACE AMOUNT: On the Policy Date, the Face Amount equals the initial face amount of a Policy. Thereafter, the Face Amount may be increased or decreased, in accordance with the terms of the Policy.

FIXED ACCOUNT: The portion of the Account Value invested in the General Account.

FUNDS: The registered open-end management investment companies in which assets of the Separate Account may be invested.

GENERAL ACCOUNT: All assets of Hartford other than those allocated to its separate accounts, including the Separate Account.

GUIDELINE ANNUAL PREMIUM: The level annual premium payment necessary to provide the future benefits under a Policy through maturity, based on certain assumptions specified under federal securities laws. These assumptions include mortality charges based on the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday, an assumed annual net rate of return of 5% per year, and deduction of the guaranteed fees and charges specified in a Policy. For purposes of the Policy, the Guideline Annual Premium is used only in limiting front-end sales loads.

HARTFORD (ALSO "WE," "US," "OUR"): Hartford Life Insurance Company.

IN WRITING: In a written form satisfactory to Us.

INDEBTEDNESS: The outstanding loan on a Policy, including any interest due or accrued.

INSUREDS: The two persons on whose lives a Policy is issued.

ISSUE AGE: As of the Policy Date, the age of each Insured on his/her last birthday.

LOAN ACCOUNT: An account established for any amounts transferred from the Fixed Account and the Sub-Accounts as a result of Policy loans. Amounts are held as collateral and are credited with interest. Amounts held in the Loan Account are not subject to the investment experience of the Separate Account.

MATURITY DATE: The date on which a Policy matures.

MONTHLY ACTIVITY DATE: The Policy Date and the same date in each succeeding month as the Policy Date, except that whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed the next Valuation Day.

MONTHLY DEDUCTION AMOUNT: The fees and charges deducted from the Account Value on the Monthly Activity Date.

NATIONAL SERVICE CENTER: Located in Minneapolis, Minnesota.

NET PREMIUM: The amount of each premium actually allocated to the Account Value, after a deduction, as a percentage of premium, is made for the premium processing charge, premium tax and federal tax charges and front-end sales load attributable to a Policy.

PLANNED PREMIUMS: The amount of premiums that You intend to pay, as indicated on your Policy application and shown on the Policy's specifications page.

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------

POLICY: A last survivor flexible premium variable life insurance contract issued by Hartford and described in this Prospectus.

POLICY ANNIVERSARY: An anniversary of the Policy Date.

POLICY DATE: The date from which Policy Anniversaries and Policy Years are determined.

POLICY OWNER (ALSO "YOU," "YOUR"): The person having rights to benefits under a Policy during the lifetime of the two Insureds. A Policy Owner may or may not be one of the Insureds.

POLICY YEAR: An annual period computed from the Policy Date.

PRO RATA BASIS: An allocation method based on the proportion of the Account Value in the Fixed Account and in each Sub-Account.

SEPARATE ACCOUNT (ALSO "SEPARATE ACCOUNT VL II"): An account established by Hartford to separate the assets funding the Policies from other assets of Hartford.

SUB-ACCOUNT: A subdivision of the Separate Account.

TARGET PREMIUM: The amount of level premium required to support a whole life insurance policy with a net interest rate of 5% and a Face Amount equal to the initial Face Amount. The Policy charges used in determining the level premium amount are maximum guaranteed cost of insurance rates for standard risks, actual premium tax rates, a 1.25% premium charge for processing, a 1.25% premium charge for federal tax and other maximum policy deductions or charges, exclusive of any additional rider charges.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally, 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

6                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                                    SUMMARY

                                   THE POLICY


    This Prospectus has been designed to provide You with the necessary information to make a decision on purchasing the last survivor flexible premium variable life insurance Policy. The Policy is primarily a life insurance policy with death benefits, cash values, and other features traditionally associated with life insurance. The Policy is called "last survivor" because the Death Proceeds are paid on the death of the last surviving Insured. The Policy is called "flexible premium" because, once the desired level and pattern of death benefits have been determined, a Policy Owner has considerable flexibility in choosing the timing and amount of premium to be paid. The Policy is called "variable" because, unlike the fixed benefits of an ordinary whole life insurance policy, the Account Value will, and the Death Benefit may, increase or decrease depending on the investment experience of the Funds to which the Net Premium(s) has been allocated.



    The Policy is funded by a Fixed Account and Separate Account VL II. Separate Account VL II is presently comprised of 22 Sub-Accounts, each of which invests exclusively in one of the underlying Funds. If an initial premium is submitted with an application for a Policy, the Net Premium will be allocated to the Hartford Money Market Sub-Account. At a later date, the values in the Hartford Money Market Sub-Account will be allocated to one or more of the Sub-Accounts or to the Fixed Account, as specified in the Policy Owner's application. This later date is the latest of (1) 45 days after the application is signed, (2) ten days after We mail or personally deliver a Notice of Withdrawal Right, (3) ten days after We receive the initial premium and (4) the date on which We receive the final requirement to put the Policy in force. The Policy is credited with Accumulation Units in each selected Sub-Account, the assets of which are invested in the applicable Fund. A Policy Owner may transfer the assets among the Sub-Accounts and the Fixed Account, subject to a transfer charge. See "Detailed Description of Policy Benefits and Provisions -- Transfers of Account Value," page 11.


                                 POLICY OPTIONS

    Available Policy options are structured to give a prospective Policy Owner and his or her sales agent the ability to select a Policy tailored to the prospective Policy Owner's specific life insurance needs.

    The Policy options fall into three major categories:

    1. Death Benefit Options -- The Policy Owner is able to select various levels and patterns of Death Benefits.

    2. Investment Options -- Currently, the Policy Owner has the choice of allocating the Account Value among a maximum of nine of the Policy's 22 available Sub-Accounts or a maximum of eight of the Policy's 22 Sub-Accounts and the Fixed Account.

    3. Premium Options -- The Policy Owner has the flexibility to choose, within limits, the amount of the initial premium and the amount and frequency of subsequent premiums.

                                 DEATH BENEFIT

    The Policies provide for three Death Benefit Options: (1) a level Death Benefit equal to the Face Amount ("Option A"); (2) the Face Amount plus Return of Account Value Death Benefit ("Option B"); or (3) the Face Amount plus Return of Premium Death Benefit ("Option C"). At the death of the last surviving Insured, We will pay the Death Proceeds to the beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. Scheduled and unscheduled increases in Face Amount may be requested. See "Detailed Description of Policy Benefits and Provisions -- Death Benefit," page 12.

                             SEPARATE ACCOUNT VL II

    Separate Account VL II is a separate account established by Hartford pursuant to the insurance laws of the State of Connecticut and organized as a registered unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Separate Account VL II meets the definition of "separate account" under federal securities law. Separate Account VL II currently is comprised of 22 Sub-Accounts, each of which invests exclusively in shares of one of the Funds.


    Currently, the Funds are Hartford Advisers Fund, Hartford Bond Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Index Fund, Hartford International Opportunities Fund, Hartford Mortgage Securities Fund, Hartford Stock Fund, and Hartford Money Market Fund; Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund and Putnam
VT Voyager Fund; and Fidelity VIP Equity-Income Portfolio, Fidelity VIP Overseas Portfolio and Fidelity VIP II Asset Manager Portfolio. Prospective purchasers should read the prospectuses for the Funds accompanying this Prospectus in connection with the purchase of a Policy. For a discussion of the investment objectives of each of the Funds, see "Separate Account VL II," page 17.

HARTFORD LIFE INSURANCE COMPANY                                                7
--------------------------------------------------------------------------------


    The investment adviser for the Hartford Funds is HL Investment Advisors, Inc. ("HL Advisors"), a wholly-owned subsidiary of Hartford. HL Advisors retains Wellington Investment Management, L.L.P. ("Wellington Management") and The Hartford Investment Management Company, Inc. ("HIMCO") as investment sub-advisers with respect to the Hartford Funds. The Putnam Funds are advised by Putnam Investment Management, Inc., a subsidiary of Putnam Investments, Inc. The Fidelity VIP Funds are managed by Fidelity Management & Research Company. For more details, see "Separate Account VL II -- Investment Adviser," page 20.


                                 FIXED ACCOUNT
    Premium payments and Account Values may be allocated to the Fixed Account. Amounts allocated to the Fixed Account become part of the general assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable laws governing the investments of insurance company general accounts.

                                 ACCOUNT VALUE
    As with many other types of insurance policies, each Policy will have an Account Value. The Account Value will increase or decrease to reflect the interest credited to the Fixed Account and the Loan Account, the investment experience of the Sub-Accounts applicable to the Policy and deductions for the Monthly Deduction Amount. There is no minimum guaranteed Account Value and the Policy Owner bears the risk of the investment in the Funds. However, if the Death Benefit guarantee is in effect, the Policy will not lapse due to poor investment performance. See "Detailed Description of Policy Benefits and Provisions -- Premiums -- Account Values," page 10.

                                    PREMIUM

    You have considerable flexibility as to when and in what amounts You pay premiums.

    Prior to Policy issue, You can choose a Planned Premium, within a range determined by Hartford based on the Face Amount and each Insured's sex (except where unisex rates apply), Issue Age and risk classification.

    The Policy will not lapse as long as the Cash Surrender Value is sufficient to cover the Monthly Deduction Amounts or the Death Benefit guarantee is in effect. See "Detailed Description of Policy Benefits and Provisions -- Lapse and Reinstatement," page 14.

    The minimum premium subsequent to the initial premium is $50. We reserve the right to refund any excess premium that would cause a Policy not to meet the tax qualification guidelines for life insurance under the Code.

    There are circumstances (usually if a Policy Owner wants to prefund future benefits in seven years or less) when a Policy may become a Modified Endowment Contract under federal tax law. If these circumstances were to occur, loans and other predeath distributions are includable in gross income on an income-first basis. A 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Prospective purchasers and Policy Owners are advised to consult a qualified tax adviser before taking steps that may affect whether a Policy becomes a Modified Endowment Contract. See "Federal Tax Considerations -- Modified Endowment Contracts," page 30, for a discussion of the "seven-pay test."

                          DEDUCTIONS FROM THE PREMIUM

    Before the premium is allocated to the Account Value, a deduction as a percentage of premium is made for the premium processing charge, premium tax and federal tax charge and front-end sales load. The amount of each premium (after such deductions) allocated to the Account Value is Your Net Premium.

                           PREMIUM PROCESSING CHARGE

    A 1.25% charge is deducted from each premium payment for premium collection costs and premium and processing costs with respect to a Policy.

                   PREMIUM TAX CHARGE AND FEDERAL TAX CHARGE

    We deduct, as a percentage of each premium, a premium tax charge to cover premium-based taxes assessed against Hartford by a state or other governmental entity. Such percentage will vary by jurisdiction, depending on the tax rates in effect when a Policy is issued. The range for such premium taxes generally is between 0% and 4%.

    We also deduct a current charge of 1.25% of each premium for federal taxes imposed under Section 848 of the Code.

                              FRONT-END SALES LOAD


    The front-end sales load is a charge deducted from each premium. The current and maximum front-end sales load for premiums paid up to the Target Premium is 50% in the first Policy Year, 15% in Policy Years 2 through 5, 10% in Policy Years 6 through 10, and 2% in Policy Years 11 through 20. After Policy Year 20, the current and maximum front-end sales load is 0%.



    The current and maximum front-end sales load for premiums paid in excess of the Target Premium is 9% in Policy Year 1, 4% in Policy Years 2 through 10 and 2% in Policy Years 11 through 20. After Policy Year 20, the current and maximum front-end sales load is 0%.

8                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

    Front-end sales loads, which cover expenses relating to the sale and distribution of the Policies, may be reduced for certain sales of Policies under circumstances which may result in savings of such sales and distribution expenses.

                             DEDUCTIONS AND CHARGES
                             FROM THE ACCOUNT VALUE

    We will subtract amounts from Your Account Value to provide for the Monthly Deduction Amount. Such deductions will be taken on a Pro Rata Basis from the Fixed Account and the Sub-Accounts on each Monthly Activity Date.

    The Monthly Deduction Amount equals the sum of:

(a) the Cost of Insurance;

(b) the charges for additional benefits provided by rider, if any;

(c) the charges for "special" insurance class rating, if any;

(d) the monthly administrative fee and issue charge;

(e) the mortality and expense risk charge, and

(f) any Face Amount increase fee.


    Hartford may also set up a provision for income taxes against the assets of Separate Account VL II. See "Detailed Description of Policy Benefits and Provisions -- Deductions and Charges from the Account Value," page 16, and "Federal Tax Considerations," page 28.


    Applicants should review the prospectuses for the Funds which accompany this Prospectus for a description of the charges assessed against the assets of each of the Funds.

                           Charges Against the Funds

    Separate Account VL II purchases shares of the Funds at net asset value. The net asset value of Fund shares reflects investment advisory fees and administrative and other expenses already deducted from the assets of the Funds. See "Detailed Description of Policy Benefits and Provisions -- Deductions and Charges From the Account Value -- Charges Against the Funds," page 17.


    The following table shows annual Fund operating expenses for the year ended December 31, 1997:



                         ANNUAL FUND OPERATING EXPENSES
                        (AS A PERCENTAGE OF NET ASSETS)



                                                                                     TOTAL FUND
                                                                                      OPERATING
                                                                                      EXPENSES
                                                                                       (AFTER
                                                                       OTHER           WAIVER
                                                                      EXPENSES         AND/OR
                                               MANAGEMENT FEES     (AFTER EXPENSE      EXPENSE
FUND NAME                                      (AFTER WAIVERS)    REIMBURSEMENTS)    REINBURSEMENTS)(1)
---------------------------------------------  ----------------   ----------------   -----------
Hartford Advisers Fund.......................      0.610%             0.020%           0.630%
Hartford Bond Fund...........................      0.490%             0.020%           0.510%
Hartford Capital Appreciation Fund...........      0.620%             0.020%           0.640%
Hartford Dividend and Growth Fund............      0.660%             0.020%           0.680%
Hartford Index Fund..........................      0.375%             0.015%           0.390%
Hartford International Opportunities Fund....      0.680%             0.090%           0.770%
Hartford Mortgage Securities Fund............      0.425%             0.025%           0.450%
Hartford Stock Fund..........................      0.430%             0.020%           0.450%
Hartford Money Market Fund...................      0.425%             0.015%           0.440%
Putnam VT Diversified Income Fund............      0.690%             0.110%           0.800%
Putnam VT Global Asset Allocation Fund.......      0.660%             0.110%           0.770%
Putnam VT Global Growth Fund.................      0.600%             0.150%           0.750%
Putnam VT Growth and Income Fund.............      0.490%             0.040%           0.530%
Putnam VT High Yield Fund....................      0.660%             0.060%           0.720%
Putnam VT Money Market Fund..................      0.450%             0.090%           0.540%
Putnam VT New Opportunities Fund.............      0.580%             0.050%           0.630%
Putnam VT US Government and High Quality Bond
 Fund........................................      0.610%             0.080%           0.690%
Putnam VT Utilities Growth and Income Fund...      0.670%             0.070%           0.740%
Putnam VT Voyager Fund.......................      0.540%             0.050%           0.590%
Fidelity VIP Equity-Income Portfolio (2).....      0.500%             0.080%           0.580%
Fidelity VIP Overseas Portfolio (2)..........      0.750%             0.170%           0.920%
Fidelity VIP II Asset Manager Portfolio
 (2).........................................      0.550%             0.100%           0.650%


------------


(1) Management Fees generally represent the fees paid to the investment adviser or its affiliate for investment and administrative services provided. Other Expenses are expenses (other than Management Fees) which are deducted from the fund including legal, accounting and custodian fees. For complete description of the nature of the services provided in consideration of the operating expenses deducted, please see the Fund prospectuses.



(2) A portion of the brokerage commissions that certain Fidelity VIP Funds pay was used to reduce fund expenses. In addition, certain Fidelity VIP Funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Absent these reductions, the total operating expenses presented in the table would have been 0.570% for Fidelity VIP Equity-Income Portfolio, 0.900% for Fidelity VIP Overseas Portfolio and 0.640% for Fidelity VIP II Asset Manager Portfolio.

HARTFORD LIFE INSURANCE COMPANY                                                9
--------------------------------------------------------------------------------

                                  POLICY LOANS

    A Policy Owner may obtain a cash loan from Hartford. The loan is secured by the Policy. At the time such loan is requested, Indebtedness may not exceed 90% of the Account Value. See "Detailed Description of Policy Benefits and Provisions -- Policy Loans," page 12.

                                   SURRENDER


    At any time prior to the Maturity Date, You may surrender Your Policy, provided Your Policy has a Cash Surrender Value. See "Detailed Description of Policy Benefits and Provisions -- Surrender," page 14.


                  THE RIGHT TO EXAMINE OR EXCHANGE THE POLICY

    Any person purchasing a Policy has a limited right to return such Policy for cancellation. If a purchaser returns a Policy (a) within ten days after receiving such Policy, (b) ten days after We mail or personally deliver a Notice of Withdrawal Right or (c) within 45 days after completion of the application for the Policy, whichever is latest (subject to applicable state regulation), Hartford, within seven business days thereafter, will return to such Policy Owner the greater of (a) the premium paid minus any Indebtedness, or (b) the sum of (1) the Account Value, minus any Indebtedness, on the date the returned Policy is received by Hartford or by its agent, and (2) any deductions under such Policy or by the Funds for taxes, charges or fees.

    Additionally, once a Policy is in effect and during the first 24 months after its Date of Issue, a Policy may be exchanged, without submitting proof of insurability, for a non-variable last survivor life insurance policy offered by Us on the life of the Insureds.

             DETAILED DESCRIPTION OF POLICY BENEFITS AND PROVISIONS

                                    GENERAL

    This Prospectus describes a last survivor flexible premium variable life insurance Policy that offers a Policy Owner considerable flexibility in selecting the timing and amount of premium payments.

                                    PREMIUMS

PREMIUM PAYMENT FLEXIBILITY

    You have considerable flexibility as to when and in what amounts You pay premiums under Your Policy.

    Prior to Policy issue, You can choose a Planned Premium, within a range determined by Hartford, based on the Face Amount and each Insured's sex (except where unisex rates apply), Issue Age and risk classification. We will send You premium notices for Planned Premiums. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premiums automatically deducted monthly from Your checking account. The Planned Premiums and payment mode You select are shown on Your Policy's specifications page. You may change the Planned Premiums, subject to Our minimum amount rules then in effect.

    A Policy will not lapse as long as the Cash Surrender Value is sufficient to cover the Monthly Deduction Amounts or the Death Benefit guarantee is in effect. For more details, see, "Lapse and Reinstatement," page 14.

ALLOCATION OF PREMIUM PAYMENTS


    The initial Net Premium will be allocated to the Hartford Money Market Sub-Account on the later of the Policy Date or the date We receive Your initial premium payment.



    The Account Value in the Hartford Money Market Sub-Account will then be allocated to the Fixed Account and the Sub-Accounts according to the premium allocation specified in the Your Policy application on the latest of: (1) 45 days after the Policy application is signed, (2) ten days after We receive the premium payment, (3) ten days after We mail or personally deliver a Notice of Withdrawal Right to You, and (4) the date We receive the final requirement to put Your Policy in force.



    Any additional Net Premiums received by Us prior to such date will be allocated to the Hartford Money Market Sub-Account. The minimum premium subsequent to the initial premium payment is $50.


    You may change Your premium allocation upon request In Writing. Portions of the premium allocated to the Fixed Account and the Sub-Accounts must be whole percentages of 10% or more of the total premium. Subsequent Net Premiums will be allocated to the Fixed Account and the Sub-Accounts according to Your most recent written instructions; provided that, currently, Your Account Value may be allocated to a maximum of nine Sub-Accounts or eight Sub-Accounts and the Fixed Account. (Hartford reserves the right to increase the number of allocable investment options to more than nine in the future.) If We receive a premium payment and Your most recent premium allocation instructions would violate the foregoing allocation limitation, We will allocate the Net Premium to the Fixed Account and the Sub-Accounts on a Pro Rata Basis.

    A Policy Owner receives several different types of notifications as to what his or her current premium allocation is. The initial allocation chosen by a Policy Owner is shown in his or her Policy. Each transaction confirmation received after a premium payment is received by Hartford will show

10                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for such Policy.

ACCUMULATION UNITS

    Net Premiums allocated to the Sub-Accounts are used to credit Accumulation Units to such Sub-Accounts.


    The number of Accumulation Units in each Sub-Account to be credited to a Policy (including the initial allocation to the Hartford Money Market Sub-Account) and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the value of the Accumulation Units in that particular Sub-Account next computed following receipt of such premium payment. The resulting figure is the number of Accumulation Units to be credited to each Sub-Account.


ACCUMULATION UNIT VALUES

    The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit Value of the particular Sub-Account on the preceding Valuation Day by the Net Investment Factor for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

    All valuations in connection with a Policy, e.g., with respect to determining Account Value, in connection with Policy loans, or in calculation of Death Benefits, or with respect to determining the number of Accumulation Units to be credited to a Policy with each premium payment other than the initial premium payment will be made on the date the request or payment is received by Hartford at the National Service Center, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

PREMIUM LIMITATION

    If premiums are received which would cause a Policy to fail to meet the definition of a life insurance policy in accordance with the Code, We reserve the right to refund the excess premium payments and any interest thereon within 60 days after the end of a Policy Year.

    A premium payment that results in an increase in the Death Benefit greater than the amount of the premium will be accepted only after We approve evidence of insurability.

ACCOUNT VALUES

    As with traditional life insurance, each Policy will have an Account Value. There is no minimum guaranteed Account Value.

    The Account Value of a Policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts.

    A Policy's Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the Policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of Accumulation Units in each Sub-Account as of the Valuation Day by the then current value of the Accumulation Units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A Policy's Account Value equals the Account Value with respect to the Policy in all of the Sub-Accounts plus the value of the Fixed Account and the Loan Account. A Policy's Cash Surrender Value, which is the net amount available upon surrender of the Policy, is the Account Value less any Indebtedness. See "-- Accumulation Unit Values," above.

AMOUNT PAYABLE ON SURRENDER OF A POLICY

    As long as the Policy is in effect, a Policy Owner may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Policy. Upon surrender, the Policy Owner will receive the Cash Surrender Value determined as of the later of (a) the date Hartford receives the Policy Owner's request In Writing or (b) the date requested by the Policy Owner. The Policy will terminate on the later of (a) the date of receipt by Hartford of the request In Writing and (b) the date the Policy Owner requests, In Writing, the surrender to be effective.

LOAD REFUND

    If a Policy is surrendered during the first two Policy Years, the Policy Owner may be entitled to payment of a refund in addition to the Cash Surrender Value. The refund will be equal to the excess, if any, of the sum of the actual front-end sales load charged to date, divided by the sum of:

1. 30% of payments in aggregate amount less than or equal to one Guideline Annual Premium plus 10% of payments in aggregate amount greater than one Guideline Annual Premium but not more than two Guideline Annual Premiums; and

2.  9% of each payment made in excess of two Guideline Annual Premiums.

HARTFORD LIFE INSURANCE COMPANY                                               11
--------------------------------------------------------------------------------

PARTIAL WITHDRAWALS

    One partial withdrawal is allowed per month (i.e., between any successive Monthly Activity Dates). The minimum partial withdrawal allowed is $500. The maximum partial withdrawal is the Cash Surrender Value, minus $1,000. If the Death Benefit Option then in effect is Option A or Option C (see "-- Death Benefit -- Death Benefit Options," page 12), the Face Amount is reduced by the amount of any partial withdrawal. The minimum Face Amount required after a partial withdrawal is subject to Our rules then in effect. Unless specified otherwise, the partial withdrawal will be deducted on a Pro Rata Basis from the Fixed Account and the Sub-Accounts. Currently, Hartford does not impose a partial withdrawal charge. However, Hartford reserves the right to impose in the future a partial withdrawal charge of up to $50.

                           TRANSFERS OF ACCOUNT VALUE

AMOUNT AND FREQUENCY OF TRANSFERS

    Upon request and as long as Your Policy is in effect, You may transfer amounts among the Fixed Account and the Sub-Accounts. Transfers may be made by request In Writing or by calling Our National Service Center at 1-800-231-5453. Transfers by telephone may be made by the agent of record or by the attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, We may be liable for any losses due to unauthorized or fraudulent instructions. The procedures We follow for transactions initiated by telephone include requiring callers to provide certain identifying information for themselves (if such callers are not Policy Owners) and the Policy Owner. All transfer instructions communicated to Us by telephone are tape recorded.

    The amounts which may be transferred and the number of transfers will be limited by Our rules then in effect.


    Currently, the Policy Owner may make one transfer per calendar month free of charge, excluding any transfers made pursuant to Your enrollment in the dollar cost averaging option. Each subsequent transfer in excess of one per calendar month will be subject to a transfer charge of up to $25.


    We reserve the right to limit at a future date the size of transfers and remaining balances and to limit the number and frequency of transfers of Account Value.

TRANSFERS OF ACCOUNT VALUE TO OR FROM SUB-ACCOUNTS

    In the event of a transfer of Account Value from a Sub-Account, the number of Accumulation Units credited to such will be reduced. The reduction will be determined by dividing (1) the amount transferred; by (2) the value of the Accumulation Units in that Sub-Account determined as of the next Valuation Day after We receive Your transfer request In Writing.

    In the event of a transfer to a Sub-Account, We will increase the number of Accumulation Units credited to the Sub-Account. Such increase will equal the result of dividing (1) the amount transferred, by (2) value of the Accumulation Units in the Sub-Account determined as of the next Valuation Day after We receive Your request for transfer In Writing.

TRANSFERS FROM THE FIXED ACCOUNT

    In addition to the conditions set forth above, transfers from the Fixed Account are subject to the following:

(a) the transfer must occur during the 30-day period following each Policy Anniversary; and;

(b) if Your accumulated value in the Fixed Account exceeds $1,000, the amount transferred from the Fixed Account in any Policy Year may not exceed 25% of the accumulated value in the Fixed Account on the transfer date.

DOLLAR COST AVERAGING OPTION


    You may elect to allocate Your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the dollar cost averaging (DCA) option. If You choose the DCA option, Your Net Premiums will be deposited into the Hartford Money Market Sub-Account. Amounts will be withdrawn monthly from the Hartford Money Market Sub-Account and will be allocated to the other investment options, in accordance with Your premium allocation instructions. The transfer date will be the monthly anniversary of the first transfer under Your initial DCA election. The first transfer will commence within five business days after Hartford receives Your initial election, made either In Writing or by telephone, subject to the telephone transfer procedures described above. The dollar amount will be allocated to the investment options that You specify, in the proportions that You specify. If, on any transfer date, Your Cash Value allocated to the Hartford Money Market Account is less than the amount You have elected to transfer, Your DCA program will terminate.


    You may cancel Your DCA election by notice In Writing to Hartford or by calling Our National Service Center at 1-800-231-5453.

    The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows Policy Owners to take advantage of market fluctuations. Since the same dollar amount is transferred to

12                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

other investment options at set intervals, the DCA program allows You to purchase more Accumulation Units when prices are low and fewer Accumulation Units when prices are high. Therefore, a lower average cost per Accumulation Unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against loss in a declining market. Policy Owners who choose the DCA option should have the financial ability to continue making investments through periods of low price levels.

                                  POLICY LOANS

    As long as the Policy is in effect, a Policy Owner may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), a cash loan from Hartford. The total Indebtedness at the time of the new loan (including the accrued interest on prior loans plus the currently applied for loan) may not exceed 90% of the Account Value.

    The amount of each loan will be transferred on a Pro Rata Basis from the Fixed Account and each of the Sub-Accounts (unless the Policy Owner specifies otherwise) to the Loan Account. The Loan Account is a mechanism used to ensure that any outstanding Indebtedness remains fully secured by the Account Value.

LOAN INTEREST

    Interest will accrue daily on the Indebtedness at the Policy Loan Rate, which is the interest rate as shown in the Policy. The difference between the value of the Loan Account and the Indebtedness will be transferred on a Pro Rata Basis from the Fixed Account and Sub-Accounts to the Loan Account on each Monthly Activity Date.

CREDITED INTEREST

    A Loan Account, other than a Loan Account established pursuant to a Preferred Loan as described in the subsection entitled "Policy Loans -- Preferred Loan," will be credited with interest in the following manner: During the first ten Policy Years, any amounts in the Loan Accounts will be credited with interest at the rate of 2% (in most states). For Policy Years 11 and beyond, a Loan Account will be credited with interest at the rate of 3% (in most states).

PREFERRED LOAN

    If, at any time after the tenth Policy Anniversary, the Account Value exceeds the total of all premiums paid since issue, a Preferred Loan is available. The amount available for a Preferred Loan is the amount by which the Account Value exceeds total premiums paid. The amount of the Loan Account which equals a Preferred Loan will be credited with interest at a rate equal to 4% (in most states). The amount of Indebtedness that qualifies as a Preferred Loan is determined on each Monthly Activity Date.

LOAN REPAYMENTS

    You can repay any part of or the entire Indebtedness at any time while Your Policy is in force and either of the Insureds is alive. The amount of the Policy loan repayment will be deducted from the Loan Account and will be allocated among the Fixed Account and the Sub-Accounts in the same percentage as premiums are allocated.

TERMINATION DUE TO EXCESSIVE INDEBTEDNESS

    If total Indebtedness equals or exceeds Account Value, Your Policy will terminate 61 days after We have mailed notice to Your last known address and to the last known address of any assignees of record. If sufficient loan repayment is not made by the end of such 61 day period, Your Policy will terminate without value.

EFFECT OF LOANS ON ACCOUNT VALUE

    A Policy loan, whether or not repaid, will have a permanent effect on Your Account Value because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a Policy loan is outstanding, the greater the effect on Your Account Value likely to be. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, a Policy Owner's Account Value will not increase as rapidly as it would have had no Policy loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, the Policy Owner's Account Value will be greater than it would have been had no Policy loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the Death Proceeds and the Cash Surrender Value otherwise payable.

                                 DEATH BENEFIT

    Each Policy provides for the payment of the Death Proceeds to the named beneficiary upon the death of the last surviving Insured. The Death Proceeds payable to the beneficiary equal the Death Benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. The Death Benefit depends on the Death Benefit Option You select, the minimum Death Benefit provision, and whether or not the Death Benefit guarantee is in effect.

DEATH BENEFIT OPTIONS

    There are three Death Benefit Options: the Level Death Benefit Option ("Option A"), the Return of Account Value Death Benefit Option ("Option B") and the Return of Premium Death Benefit Option ("Option C"). Subject to the minimum Death Benefit described below, the Death Benefit under each option is as follows:

1.  Under Option A, the Face Amount.

HARTFORD LIFE INSURANCE COMPANY                                               13
--------------------------------------------------------------------------------

2.  Under Option B, the Face Amount plus the Account Value.

3.  Under Option C, the Face Amount plus the sum of the premiums paid.

OPTION CHANGE

    You may change Your Death Benefit Option to Option A or Option B without evidence of insurability. If a change to Option A is elected, the Face Amount will become that amount available as a Death Benefit immediately prior to the option change. If a change to Option B is elected, the Face Amount will become that amount available as a Death Benefit immediately prior to the option change, reduced by the then-current Account Value. Changing Your Death Benefit Option does not result in any fees or charges against Your Policy. However, you should consult a competent tax adviser regarding the possible adverse tax consequences resulting from a change in Your Death Benefit Option.

DEATH BENEFIT GUARANTEE

    The Death Benefit guarantee is a Policy feature that is attached to every Policy at issue. If the premiums paid during Policy Year 1 are less than the Annual Death Benefit Guarantee Premium shown in the Policy, then the Death Benefit guarantee will be removed the Policy.

    After Policy Year 1 and through Policy Year 5, the Death Benefit guarantee will be in effect as long as the cumulative premiums paid into the Policy, less any withdrawals from the Policy, equal or exceed the Cumulative Death Benefit Guarantee Premium. The Death Benefit guarantee period will expire at the end of Policy Year 5.

    If the Death Benefit guarantee is in effect, payment of the Face Amount upon the death of the last surviving Insured will be guaranteed regardless of a Policy's investment performance. The Death Benefit guarantee is in effect if:

(a) the Death Benefit guarantee period has not expired; and

(b) on each Monthly Activity Date, the cumulative premiums paid into a Policy, less withdrawals from such Policy, equal or exceed the Cumulative Death Benefit Guarantee Premium.

MINIMUM DEATH BENEFIT

    Notwithstanding the above, Your Policy has a minimum Death Benefit equal to the Account Value multiplied by a percentage specified in Your Policy. This percentage varies according to the Policy Year and each Insured's Issue Age, sex (where unisex rates are not used) and insurance class, but may be increased by You in Your Policy application.
EXAMPLES OF MINIMUM DEATH BENEFIT:

                                             A           B
                                         ----------  ----------
Face Amount............................  $  100,000  $  100,000
Account Value on Date of Death.........      46,500      34,000
Specified Percentage...................        250%        250%
Death Benefit Option...................       Level       Level

    In Example A, the minimum Death Benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the Date of Death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the Death Proceeds payable to the beneficiary.

    In Example B, the minimum Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

    All or part of the Death Proceeds may be paid in cash or applied under a "Payment Option." See "Other Matters -- Payment Options," page 22.

UNSCHEDULED INCREASES AND DECREASES IN FACE AMOUNT

    At any time after the first Policy Year, You may request In Writing a change in the Face Amount.

    The minimum amount by which the Face Amount can be increased or decreased is based on Our rules then in effect.

    All requests to increase the Face Amount must be applied for on a new application and accompanied by Your Policy. All requests will be subject to evidence of insurability satisfactory to Us. Any increase approved by Us will be effective on the date shown on the new Policy specifications page, provided that the deduction for the Cost of Insurance for the first month is made.

    Each unscheduled increase in Face Amount is subject to an increase fee of $.05 per $1,000 of each increase per month for the first five Policy Years from the effective date of each increase.

    An unscheduled decrease in the Face Amount will be effective on the Monthly Activity Date following the date We receive the request In Writing. The remaining Face Amount must not be less than that specified in Our minimum rules then in effect.

    We reserve the right to limit the number of increases or decreases made under a Policy to no more than one in any 12 month period.

                              BENEFITS AT MATURITY

    If either Insured is living on the Maturity Date, on surrender of Your Policy to Hartford, Hartford will pay to

14                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

You the Cash Surrender Value. On the Maturity Date, Your Policy will terminate and Hartford will have no further obligations under such Policy.

                            LAPSE AND REINSTATEMENT

POLICY LAPSE AND GRACE PERIOD

    A Policy will be in default on any Monthly Activity Date on which its Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount. A 61-day period, called the "grace period," will begin from the date of default. Hartford will mail the Policy Owner and any assignee written notice of the amount of premium that will be required to continue the defaulting Policy in force at least 30 days before the end of the grace period. The premiums required will be no greater than the amount required to pay three Monthly Deduction Amounts as of the day the grace period began. Unless the Death Benefit Guarantee is in effect, such Policy will terminate without value if the required premium is not paid by the end of the grace period. If the Death Benefit guarantee is in effect and sufficient premium has not been paid by the end of the grace period, the Death Benefit will be reduced to the Face Amount and any riders will no longer be in force. If the last surviving Insured dies during the grace period, We will pay the Death Proceeds.

DEATH BENEFIT GUARANTEE DEFAULT AND GRACE PERIOD

    If the cumulative premiums, less withdrawals, are not sufficient to maintain the Death Benefit guarantee in effect, the lapse and grace period provisions for the Death Benefit guarantee will apply as follows:

    On every Monthly Activity Date during the Death Benefit guarantee period, We will compare the cumulative premiums received, less withdrawals, to the Cumulative Death Benefit Guarantee Premium for the Death Benefit guarantee period in effect.

    If the cumulative premiums received, less withdrawals, are less than the Cumulative Death Benefit Guarantee Premium, the Death Benefit guarantee will be deemed to be in default as of that Monthly Activity Date. A grace period of 61 days from the date of default will begin. We will mail to You and any assignee written notice of the amount of premium required to continue the Death Benefit guarantee.

    At the end of the grace period under a five year guarantee period, the Death Benefit guarantee will be removed from the Policy if We have not received the amount of the required premium. You will receive a written notification of the change.
REINSTATEMENT

    Unless the Policy has been surrendered, the Policy may be reinstated prior to the Maturity Date, provided:

(a) the Insureds alive at the end of the grace period are also alive on the date of reinstatement;

(b) You make Your request In Writing within five years from the date the Policy lapsed;

(c) You submit to Us satisfactory evidence of insurability;

(d) any Policy Indebtedness is repaid or carried over to the reinstated Policy; and

(e) You pay sufficient premium to (1) cover all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (2) keep Your Policy in force for three months after the date of reinstatement.

    The Account Value on the reinstatement date will reflect:

(a) the Account Value at the time of termination; plus


(b) Net Premiums derived from premiums paid at the time of reinstatement. Upon reinstatement, any Indebtedness at the time of termination must be repaid or carried over to the reinstated Policy.


                   THE RIGHT TO EXAMINE OR EXCHANGE A POLICY

    A Policy Owner has a limited right to return a Policy for cancellation. If a Policy is returned, by mail or personal delivery to Hartford or to the agent who sold such Policy, (a) to be canceled within ten calendar days after receipt of the Policy by the Policy Owner, (b) within ten days of Hartford's mailing or personal delivery of a Notice of Right to Withdraw, or (c) within 45 days of completion of the Policy application (whichever is later, and subject to applicable state regulation), Hartford will return to such Policy Owner, within seven days thereafter, the greater of the premium paid, less any Indebtedness, or the sum of (1) the Account Value, less any Indebtedness, on the date the returned Policy is received by Hartford or its agent and (2) any deductions under such Policy or by the Funds for taxes, charges or fees.

    Once a Policy is in effect, it may be exchanged during the first 24 months after its issuance for a non-variable last survivor life insurance policy offered by Us or an affiliate on the life of the Insureds. No evidence of insurability will be required. The new policy will have an amount at risk which equals or is less than the amount at risk in effect on the date of exchange. Premiums under the new policy will be based on the same risk classifications as the Policy for which the policy was exchanged. An exchange of a Policy under these circumstances should be a tax-free transaction under Section 1035 of the Code.

                                   SURRENDER

    At any time prior to the Maturity Date, provided Your Policy has a Cash Surrender Value, You may surrender Your Policy to Us. We will pay You the Cash Surrender Value. Our

HARTFORD LIFE INSURANCE COMPANY                                               15
--------------------------------------------------------------------------------

liability under the Policy will cease as of the date of Your request for surrender.

                      VALUATION OF PAYMENTS AND TRANSFERS

We value the Policy on every Valuation Day.
    We will pay Death Proceeds, Cash Surrender Values, Partial Withdrawals, and loan amounts allocable to the Sub-Accounts within seven days after We receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.

    Hartford may defer payment of any amounts not allocable to the Sub-Accounts for up to six months from the date on which We receive the request In Writing.

                            APPLICATION FOR A POLICY

    Individuals wishing to purchase a Policy must submit an application to Hartford. Within limits, an applicant may choose the initial Face Amount. Policies generally will be issued only on the lives of Insureds between the ages of 20 and 80 who supply evidence of insurability satisfactory to Hartford. (Hartford may extend the age 80 limit to higher ages for the older Insured, in which case certain age and risk classification restrictions on the younger Insured will apply.) Acceptance is subject to Hartford's underwriting rules and Hartford reserves the right to reject an application for any reason. No change in the terms or conditions of a Policy will be made without the consent of the Policy Owner.

    A Policy will be effective on the Policy Date only after Hartford has received all outstanding delivery requirements and the initial premium payment. The Policy Date is the date used to determine all future cyclical transactions on the Policy, e.g., Monthly Activity Date and Policy Years.

                      REDUCED CHARGES FOR ELIGIBLE GROUPS

    Certain of the charges and deductions described below may be reduced for Policies issued in connection with a specific plan, in accordance with Our rules in effect as of the date the application for a Policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria, e.g., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary, based on such factors as the size of the plan, the purposes for which Policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners invested in Separate Account VL II.

                          DEDUCTIONS FROM THE PREMIUM

    Before the allocation of the premium to the Account Value, a deduction as a percentage of premium is made for the premium processing charge, premium tax and federal tax charge and front-end sales load. The amount of each premium allocated to the Account Value is Your Net Premium.

PREMIUM PROCESSING CHARGE

    A 1.25% charge is deducted from each premium payment for premium collection costs and premium and Policy processing costs.

PREMIUM TAX CHARGE AND FEDERAL TAX CHARGE

    We deduct a percentage of each premium as a premium tax charge to cover premium-based taxes assessed against Us by a state or other governmental entity. This percentage will vary by locale, depending on the tax rates in effect when the Policy is issued. The range of such charge generally is between 0% and 4%.

    We also deduct as a percentage of each premium a 1.25% charge to cover the estimated costs to Us of the federal income tax treatment of the Policies' deferred acquisition costs under Section 848 of the Code. We have determined that this charge is reasonable in relation to Our increased federal income tax burden resulting from the receipt of premiums.

FRONT-END SALES LOAD

    The front-end sales load is a charge deducted from each premium based on the amount of premium paid in relation to the Target Premium and the Policy Year in which the premium is paid. For a definition of "Target Premium," see "Special Terms," page 4.


    Both the current and maximum front-end sales loads for premiums paid up to the Target Premium is 50% in the first Policy Year, 15% in Policy Years 2 through 5, 10% in Policy Years 6 through 10, and 2% in Policy Years 11 through
20. Thereafter, the current and maximum front-end sales load is 0%.



    Both the current and maximum front-end sales loads for premiums paid in excess of the Target Premium is 9% in Policy Year 1, 4% in Policy Years 2 through 10 and 2% in Policy Years 11 through 20. Thereafter, the current and maximum front-end sales load is 0%.

16                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

    Front-end sales loads which cover expenses relating to the sale and distribution of the Policies may be reduced for certain sales of the Policies under circumstances which may result in savings of such sales and distribution expenses.

EXAMPLE OF FRONT-END SALES LOADS/IMPACT OF REFUND OF LOAD

    An example of the actual front-end sales loads and the impact of the load refund, if any (see "Detailed Description of Policy Benefits and Provisions -- Premiums -- Load Refund," page 10), for a Policy is shown below. This example uses the same specific information (i.e., Issue Age, Face Amount, premium level, etc.) as the illustration on page 31 of this Prospectus.

Death Benefit Option:       Level
Face Amount:                $1,000,000
Issue Ages/Sex/Class:       65/Male/Preferred
                            65/Female/Preferred
Guideline Annual Premium:   $36,042
Annual Planned Premium:     $27,000

IMPACT OF FRONT-END SALES LOAD/REFUND OF LOADS

            CUMULATIVE    CUMULATIVE     CUMULATIVE       AMOUNT OF
 POLICY      PREMIUM      FRONT-END    NON-REFUNDABLE    REFUND UPON
  YEAR         PAID       SALES LOAD     SALES LOAD       SURRENDER
---------  ------------  ------------  ---------------  -------------
    1      $  27,000.00  $  12,771.00   $    8,098.96    $  4,672.04
    2         54,000.00     16,602.30       12,548.31       4,053.99

                          DEDUCTIONS AND CHARGES FROM
                               THE ACCOUNT VALUE

MONTHLY DEDUCTION AMOUNTS

    On the Policy Date and on each subsequent Monthly Activity Date, Hartford will deduct the Monthly Deduction Amount from the Account Value to cover certain charges and expenses incurred in connection with a Policy. Each Monthly Deduction Amount will be deducted on a Pro Rata Basis from the Fixed Account and each of the Sub-Accounts. The Monthly Deduction Amount will vary from month to month.

    The Monthly Deduction Amount equals the sum of:

(a) the charge for the Cost of Insurance;

(b) the charges for additional benefits provided by rider, if any;

(c) the charges for "special" insurance class rating, if any;

(d) the monthly administrative fee and issue charge;

(e) the mortality and expense risk charge; and

(f) any Face Amount increase fee.

    (A) Cost of Insurance Charge

    The charge for the Cost of Insurance is equal to:

     (i) the Cost of Insurance rate per $1,000, multiplied by

     (ii) the amount at risk, divided by

    (iii) 1,000.

      The amount at risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.

      The Cost of Insurance covers Hartford's anticipated mortality costs. For standard risks, the Cost of Insurance rate will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. A table of guaranteed Cost of Insurance rates per $1,000 will be included in each Policy; however, Hartford reserves the right to use rates less than those shown in the table. Substandard risks will be charged a higher Cost of Insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. The multiple will be based on the Insureds' risk classes. Hartford will determine the Cost of Insurance rate at the start of each Policy Year. Any changes in the Cost of Insurance rate will be made uniformly for all Insureds of the same issue ages, sexes and risk classes and whose coverage has been in force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the Insureds' health.

      Because a Policy Owner's Account Value and Death Benefit may vary from month to month, the Cost of Insurance may also vary on each Monthly Activity Date.

    (B) Rider Charge

      If a Policy includes riders, a charge applicable to the riders is made from the Account Value on each Monthly Activity Date.

      The charge applicable to these riders is to compensate Hartford for the anticipated cost of providing these benefits and is specified on the applicable rider.

      For a description of the riders available, see "Supplemental Benefits," page 23.

    (C) Special Insurance Class Charge

      A charge for a special insurance class rating of an Insured may be made against the Account Value, if applicable. This charge is to compensate Hartford for the additional mortality risk associated with individuals in these classes.

    (D) Monthly Administrative Fee and Issue Charge

      Hartford will assess a current monthly administrative fee to compensate Hartford for administrative costs in connection with the Policies. The current monthly administrative fee is the sum of $7.50 per month, plus $0.01 per month per $1,000 of Face Amount at issue, paid in Policy Years 1 through
    10. The charge for all Policy Years is guaranteed never to exceed the sum of $10.00 per month, plus $0.03 per month per $1,000 of Face Amount at issue.

HARTFORD LIFE INSURANCE COMPANY                                               17
--------------------------------------------------------------------------------

       Additionally, in the first five Policy Years, We assess a monthly issue charge to compensate Hartford for the up-front costs to underwrite and issue a Policy. The issue charge is the sum of $20.00 per month for the first five Policy Years plus $.05 per $1,000 of Face Amount at Issue Date or unscheduled Face Amount increase per month for the first five Policy Years from the Issue Date or the date of increase.

      The sum of the premium processing charges, the monthly administrative fee and the issue charge will not exceed the cost Hartford incurs in providing administrative services under the Policies.

    (E) Mortality and Expense Risk Charge

      A current charge is made for mortality and expense risks assumed by Hartford. This charge is allocated to the General Account. Hartford may profit from this charge. See also "Detailed Description of Policy Benefits and Provisions -- Premiums -- Account Values," page 10.

      The current mortality and expense risk charge for any Monthly Activity Date is equal to:

     (i) the current mortality and expense risk rate; multiplied by

     (ii) the portion of the Account Value allocated to the Sub-Accounts on the Monthly Activity Date prior to assessing the Monthly Deduction Amount.


      The current and guaranteed mortality and expense risk rate for the first ten Policy Years is 0.80%. For Policy Years 11 through 20, the current and guaranteed maximum rate is 0.50% and is reduced to 0.25% after Policy Year 10.


      The mortality risk assumed is that the actual Cost of Insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in a Policy. Hartford may profit from the mortality and expense risk charge and may use any profits for any proper purpose, including any difference between the cost it incurs in distributing the Policies and the proceeds of the front-end sales load.

CHARGES AGAINST THE FUNDS

    The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

TAXES

    Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/or the Separate Account may result in a charge against the Policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

                                    HARTFORD

    Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing health and life insurance, both individual and group, in all states of the United States and the District of Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5, 1902, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately owned by The Hartford Financial Services Group, Inc., a Delaware corporation.

    Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps, on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Sub-Accounts. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.

                             SEPARATE ACCOUNT VL II

                                    GENERAL

    Separate Account VL II is a separate account of Hartford established on September 30, 1994 pursuant to the insurance laws of the State of Connecticut and organized as a unit investment trust registered with the Commission under the 1940 Act. The Separate Account meets the definition of "separate account" under federal securities law. Under Connecticut law, the assets of the Separate Account are held exclusively for the benefit of Policy Owners and persons entitled to payments under the Policies. The assets of the Separate Account are not chargeable with liabilities arising out of any other business which Hartford may conduct.

                                     FUNDS

    The assets of each Sub-Account are invested exclusively in one of the Funds. Each Hartford Fund is organized as a

18                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

corporation under the laws of the State of Maryland and is a diversified open-end management investment company registered under the 1940 Act. The Putnam Funds are portfolios of Putnam Variable Trust (formerly, Putnam Capital Manager Trust), a Massachusetts business trust organized on September 24, 1987 as an open-end, series investment company with multiple portfolios or funds registered under the 1940 Act. The Fidelity VIP Funds are portfolios of VIP and VIP-II, two diversified open-end management investment companies, each organized as a Massachusetts business trust with multiple portfolios. The VIP Equity-Income Portfolio and VIP Overseas Portfolio are portfolios of the Variable Insurance Products Fund, organized on November 13, 1981. The VIP II Asset Manager Portfolio is a portfolio of the Variable Insurance Products Fund II, organized on March 21, 1988. Registration under the 1940 Act does not involve supervision of the Funds' management or investment practices or policies by the Commission.

    The shares of the Funds are sold to Separate Account VL II and to other separate accounts of Hartford or its affiliates, which separate accounts fund similar annuity or life insurance products. A Policy Owner may allocate premium payments among the Sub-Accounts. Policy Owners should review the following brief descriptions of the investment objectives of each of the Funds in connection with that allocation. There is no assurance that any of the Funds will achieve its stated objectives. Policy Owners are also advised to read the prospectuses for the Funds accompanying this Prospectus for more detailed information.

HARTFORD FUNDS


 HARTFORD ADVISERS FUND



    Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities and money market instruments.



 HARTFORD BOND FUND


    Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's*) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section entitled "Hartford Bond Fund, Inc.-- Investment Policies" in the prospectus for the Hartford Funds accompanying this Prospectus.


 HARTFORD CAPITAL APPRECIATION FUND



    Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation.



 HARTFORD DIVIDEND AND GROWTH FUND


    Seeks a high level of current income consistent with growth of capital and reasonable investment risk.


 HARTFORD INDEX FUND


    Seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.*


 HARTFORD INTERNATIONAL OPPORTUNITIES FUND



    Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies.



 HARTFORD MORTGAGE SECURITIES FUND


    Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.


 HARTFORD STOCK FUND


    Seeks long-term capital growth primarily through capital appreciation, with income a secondary consideration, by investing primarily in equity securities.


 HARTFORD MONEY MARKET FUND


    Seeks maximum current income consistent with liquidity and preservation of capital.

PUTNAM FUNDS

 PUTNAM VT DIVERSIFIED INCOME FUND


    Seeks high current income consistent with capital preservation by investing in the following three sections of the fixed income securities markets: a U.S. Government and Investment Grade Sector, a High Yield Sector (which invests primarily in securities commonly known as "junk bonds"), and an International Sector. See the special considerations for investments in high-yield securities described in the Fund prospectus.


 PUTNAM VT GLOBAL ASSET ALLOCATION FUND

    Seeks a high level of long-term total return consistent with preservation of capital by investing in U.S. equities, international equities, U.S. fixed income securities and international fixed income securities.

* "STANDARD & POOR'S-REGISTERED TRADEMARK-," "S&P-REGISTERED TRADEMARK-," "S&P 500-REGISTERED TRADEMARK-," "STANDARD & POOR'S 500," AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD LIFE INSURANCE COMPANY. THE HARTFORD INDEX FUND, INC. ("INDEX FUND") IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

HARTFORD LIFE INSURANCE COMPANY                                               19
--------------------------------------------------------------------------------

 PUTNAM VT GLOBAL GROWTH FUND

    Seeks capital appreciation through a globally diversified portfolio of common stocks.

 PUTNAM VT GROWTH AND INCOME FUND

    Seeks capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income, or both.

 PUTNAM VT HIGH YIELD FUND

    Seeks high current income and, when consistent with this objective, a secondary objective of capital growth, by investing primarily in high-yielding, lower-rated fixed income securities, constituting a portfolio which Putnam Management believes does not involve undue risk to income or principal. See the special considerations for investments in high-yield securities described in the Fund prospectus.

 PUTNAM VT MONEY MARKET FUND

    Seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity by investing in high-quality money market instruments.

 PUTNAM VT NEW OPPORTUNITIES FUND

    Seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy which Putnam Management believes possess above-average long-term growth potential.

 PUTNAM VT U.S. GOVERNMENT AND HIGH QUALITY BOND FUND


    Seeks current income consistent with preservation of capital by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and in other debt obligations rated at least A by a nationally recognized securities rating agency such as Standard & Poor's or Moody's Investor Services, Inc. or, if not rated, determined by Putnam Management to be of comparable quality.


 PUTNAM VT UTILITIES GROWTH AND INCOME FUND

    Seeks capital growth and current income by concentrating its investments in debt and equity securities issued by companies in the public utilities industries.

 PUTNAM VT VOYAGER FUND

    Seeks capital appreciation by investing primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

FIDELITY VIP FUNDS

 FIDELITY VIP EQUITY-INCOME PORTFOLIO


    Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio manager will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Index 500.


    In addition, the Portfolio may invest in high-yield, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the Fidelity prospectus for this Portfolio.

 FIDELITY VIP OVERSEAS PORTFOLIO

    Seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.


    In addition, the Portfolio may invest in high-yield, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the Fidelity prospectus for this Portfolio. Investment funds have increased economic and political risks as they are exposed to events and factors in the various world markets. These risks may be greater for funds that invest in emerging markets.


 FIDELITY VIP II ASSET MANAGER PORTFOLIO


    Seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.


    In addition, the Portfolio may invest in high-yield, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the Fidelity prospectus for this Portfolio.

    The Hartford Funds are organized as corporations under the laws of the State of Maryland and are registered as diversified open-end management companies under the 1940 Act. The Putnam Funds are portfolios of the Putnam Variable Trust, which is organized as a business trust under the laws of Massachusetts and is an open-end series investment company under the 1940 Act. The Fidelity VIP Funds are a series of two diversified open-end management investment companies, each with multiple portfolios and organized as a Massachusetts business trust. The VIP Equity-Income Portfolio and VIP Overseas Portfolio are portfolios of the Variable Insurance Products Fund. The VIP II Asset Manager Portfolio is a portfolio of the Variable Insurance Products Fund II.

    Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in such Fund.

20                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Such shares are offered to separate accounts, including Separate Account VL II, established by Hartford or one of its affiliated companies specifically to fund the Policies and other policies issued by Hartford or its affiliates, as permitted by the 1940 Act.
    It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Hartford nor the Funds currently foresee any such disadvantages either to variable life insurance Policy Owners or to variable annuity Policy Owners, the Board of Directors for the Hartford Funds, the Board of Trustees for the Putnam Funds and the Board of Trustees for the Fidelity VIP Funds (collectively, the "Boards") intend to monitor events in order to identify any material conflicts between the Policy Owners and to determine what action, if any, should be taken in response thereto. If the Boards were to conclude that separate funds should be established for variable annuity and variable life insurance separate accounts, Hartford will bear the attendant expenses.

    All investment income of and other distributions to each Sub-Account arising from the applicable Fund are reinvested in shares of that Fund at net asset value. The income and realized gains and/or losses on the assets of each Sub-Account are therefore separate and are credited to or charged against the Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other business of Hartford. Hartford will purchase shares in the Funds in connection with premium payments allocated to the applicable Sub-Account in accordance with Policy Owners' directions and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves, if any. The Funds are required to redeem Fund shares at net asset value and generally to make payment within seven days.

    Hartford reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from or substitutions for Separate Account VL II and its Sub-Accounts which fund the Policies. If shares of any of the Funds should no longer be available for investment, or if, in the judgment of Hartford's management, further investment in shares of any Fund should become inappropriate in view of the purposes of the Policies, Hartford may substitute shares of another Fund for shares already purchased, or to be purchased in the future, under the Policies. No substitution of securities will take place without notice to and consent of Policy Owners and without prior approval of the Commission to the extent required by the 1940 Act. Subject to Policy Owner approval, if required, Hartford also reserves the right to end the registration under the 1940 Act of Separate Account VL II or any other separate accounts of which it is the depositor and which may fund the Policies.

    Each Fund is subject to certain investment restrictions which may not be changed without the approval of a majority of the shareholders of the Fund. See the prospectus for each of the Funds accompanying this Prospectus.

                               INVESTMENT ADVISER

HARTFORD FUNDS

    The investment adviser for the Hartford Funds is HL Investment Advisors, Inc. ("HL Advisors"), Hartford Plaza, Hartford, CT 06115. HL Advisors provides investment advice pursuant to an Investment Advisory Agreement entered into with each of the Hartford Funds and, in general, supervises the management and investment program of the Hartford Funds, for which HL Advisors receives a fee.


    The Hartford Investment Management Company, Inc. ("HIMCO"), an affiliate of Hartford organized under Connecticut law, is the investment sub-adviser to Hartford Bond Fund, Hartford Index Fund, Hartford Mortgage Securities Fund and Hartford Money Market Fund.


    Wellington Investment Management, L.L.P. ("Wellington Management") serves as the investment sub-adviser to Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford International Opportunities Fund and Hartford Stock Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, other institutions and individuals. Wellington Management is organized as a private Massachusetts partnership and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. See the prospectus for the Hartford Funds accompanying this Prospectus for a more complete description of HL Advisors, HIMCO and Wellington Management and their respective fees.

PUTNAM FUNDS

    Putnam Management, One Post Office Square, Boston, MA 02109, serves as the investment manager for the Putnam Funds. An affiliate, Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary policies. Putnam Management and its affiliates are wholly-owned subsidiaries of Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance brokerage and employee benefit consulting.

FIDELITY VIP FUNDS


    The Fidelity VIP Funds are managed by Fidelity Management & Research Company ("FMR"), whose principal

HARTFORD LIFE INSURANCE COMPANY                                               21
--------------------------------------------------------------------------------


business address is 82 Devonshire Street, Boston, Massachusetts 02109. FMR is one of America's largest investment management organizations. It is composed of a number of different companies, which provide a variety of financial services and products. FMR, founded in 1946, is the original Fidelity company. It provides investment research and portfolio management services to a number of mutual funds and other clients. Various Fidelity companies perform certain activities required to operate VIP and VIP II.


                               THE FIXED ACCOUNT

    THAT PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

    Premium Payments and Account Values allocated to the Fixed Account become a part of the general assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable law governing the investments of insurance company general accounts.

    The Fixed Account minimum credited rate is shown in the Contract. Currently, Hartford guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Policies. Hartford may credit interest at a rate in excess of the Fixed Account minimum credited rate; however, Hartford is not obligated to credit any interest in excess of the Fixed Account minimum credited rate. There is no specific formula for the determination of excess interest credits. Some of the factors that Hartford may consider in determining whether to credit excess interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on Hartford's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF THE FIXED ACCOUNT MINIMUM CREDITED RATE WILL BE DETERMINED IN THE SOLE DISCRETION OF HARTFORD. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE FIXED ACCOUNT MINIMUM CREDITED RATE.

                                 OTHER MATTERS

                                 VOTING RIGHTS

    In accordance with its view of presently applicable law, Hartford will vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions from Policy Owners (or the assignee of a Policy, as the case may be) having a voting interest in Separate Account VL
II. The number of shares held in the Separate Account which are allocable to each Policy Owner is determined by dividing the Policy Owner's interest in each Sub-Account by the net asset value of the applicable shares of the Funds. Hartford will vote shares for which no instructions have been given and shares which are not allocable to Policy Owners (i.e., shares owned by Hartford) in the same proportion as it votes shares for which it has received instructions. However, if the 1940 Act or any rule promulgated thereunder should be amended or if Hartford's present interpretation of the law should change and, as a result, Hartford determines it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

    The voting interests of a Policy Owner (or the assignee) in the Funds will be determined as follows: A Policy Owner may cast one vote for each full or fractional Accumulation Unit owned under a Policy and allocated to a Sub-Account, the assets of which are invested in the particular Fund on the record date for the shareholder meeting for that Fund. If, however, a Policy Owner has taken a loan secured by a Policy, amounts transferred from the Sub-Account(s) to the Loan Account(s) in connection with the loan (see "Detailed Description of Policy Benefits and Provisions -- Policy Loans," page 12) will not be considered in determining the voting interests of such Policy Owner. Policy Owners should review the prospectuses for the Funds which accompany this Prospectus to determine matters on which shareholders may vote.

    Hartford may disregard voting instructions when required by state insurance regulatory authorities if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory policy for the Funds. In addition, Hartford may disregard voting instructions in favor of changes initiated by a Policy Owner in the investment policy or the investment adviser of the Funds if Hartford reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. In the event Hartford does disregard voting instructions, a summary of

22                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

that action and the reasons for such action will be included in the next periodic report to Policy Owners.

                          STATEMENTS TO POLICY OWNERS

    We will send You a statement at least once each Policy Year, showing:

(a) the current Account Value, Cash Surrender Value and Face Amount;

(b) the premiums paid, Monthly Deduction Amounts and any Policy loans since the last such statement;

(c) the amount of any Indebtedness;

(d) any notifications required by the provisions of Your Policy; and

(e) any other information required by the Insurance Department of the state where Your Policy was delivered.

                           LIMIT ON RIGHT TO CONTEST

    Hartford may not contest the validity of a Policy after it has been in effect during the lifetime of the Insureds for two years from the Issue Date. If a Policy is reinstated, the two year period is measured from the date of reinstatement. Any increase in the Face Amount for which evidence of insurability was obtained is contestable during the lifetime of the Insureds for two years from its effective date. In addition, if either Insured commits suicide in the two year period, or such period as specified in state law, the benefit payable will be limited to the premiums paid less any Indebtedness and partial withdrawals.

                             MISSTATEMENT AS TO AGE

    If the age of an Insured is incorrectly stated, the amount of Death Benefit will be appropriately adjusted as specified in Your Policy.

                                PAYMENT OPTIONS


    Proceeds under the Policies may be paid in a lump sum or may be applied to one of Hartford's payment options. The minimum amount that may be placed under a payment option is $5,000 (unless Hartford consents to a lesser amount), subject to the then-current rules of Hartford. Once payments under the Second Option, the Third Option or the Fourth Option commence, no surrender of a Policy may be made for the purpose of receiving a lump sum settlement in lieu of the life insurance payments. The following payment options are available under the Policies. If a payment option is not selected, proceeds will be paid in a lump sum.


FIRST OPTION -- Interest Income

    Payments of interest at the rate We declare (but not less than 3 1/2% per year) on the amount applied under this option.

SECOND OPTION -- Income of Fixed Amount

    Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3 1/2% per year) is exhausted. The final payment will be for the balance remaining.

THIRD OPTION -- Payments for a Fixed Period

    An amount payable monthly for the number of years selected, which may be from one to 30 years.

FOURTH OPTION -- Life Income

    LIFE ANNUITY -- An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant.

    LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.

    The Policies provide for guaranteed dollar amounts of monthly payments for each $1,000 applied under the four payment options. Under the Fourth Option, the amount of each payment will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, Hartford may make payments less often.

    The table for the Fourth Option is based on the 1983a Individual Annuity Mortality Table, set back one year and with a net investment rate of 3.5% per annum. The tables for the First, Second and Third Options are based on a net investment rate of 3.5% per annum. Hartford may, however, from time to time, at Our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.

    Hartford will make any other arrangements for income payments as Hartford and the Policy Owner may be agree on.

                                  BENEFICIARY

    A prospective purchaser of a Policy names the beneficiary in the application for the Policy. A Policy Owner may change the beneficiary (unless irrevocably named) during the lifetime of the Insureds by request In Writing to Hartford. If no beneficiary is living when the last surviving

HARTFORD LIFE INSURANCE COMPANY                                               23
--------------------------------------------------------------------------------

Insured dies, the Death Proceeds will be paid to the Policy Owner if living; or, otherwise, to the Policy Owner's estate.

                                   ASSIGNMENT

    A Policy may be assigned as collateral for a loan or other obligation. Hartford is not responsible for any payment made or action taken before receipt of a notice In Writing of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

                                   DIVIDENDS

    No dividends will be paid under the Policies.

                             SUPPLEMENTAL BENEFITS

    The following supplemental benefits are among the options that may be included in a Policy by rider, subject to the restrictions and limitations set forth therein.

                      LAST SURVIVOR EXCHANGE OPTION RIDER

    We will exchange Your Policy for two individual policies on the life of each Insured, subject to the conditions stated in the rider.

                            ESTATE PROTECTION RIDER
    We will pay a term insurance benefit upon receipt of due proof of the last surviving Insured's death while Your Policy and rider are in force, subject to the conditions stated in the rider.

                         MATURITY DATE EXTENSION RIDER

    Subject to certain Death Benefit and premium restrictions, We will extend the Maturity Date to the date of the death of the second Insured to die, regardless of the age of either Insured. See "Federal Tax Considerations -- Income Taxation of Policy Benefits -- Generally," page 28.

                   YEARLY RENEWABLE TERM LIFE INSURANCE RIDER

    While a Policy and any rider thereto are in force, We will pay the term life insurance amount upon receipt of due proof of death of the designated Insured, subject to the conditions stated in the rider.

                        EXECUTIVE OFFICERS AND DIRECTORS


                                         POSITION WITH HARTFORD;             OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                        YEAR OF ELECTION                       FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  ----------------------------------------------------------
Ahn, Dong H., 37                  Vice President, 1998                   Vice President (1998-Present), Hartford Life and Accident
                                                                           Insurance Company.
Bossen, Wendell J., 64            Vice President, 1992**                 Vice President (1992-Present), Hartford Life and Accident
                                                                           Insurance Company; President (1992-Present),
                                                                           International Corporate Marketing Group, Inc.; Executive
                                                                           Vice President (1984-1992), Mutual Benefit.
Boyko, Gregory A., 46             Senior Vice President,                 Vice President and Controller (1995-1997), Hartford;
                                  Chief Financial Officer &                Director (1997-Present); Senior Vice President, Chief
                                  Treasurer, 1997                          Financial Officer & Treasurer (1997-Present); Vice
                                  Director, 1997                           President & Controller (1995-1997), Hartford Life and
                                                                           Accident Insurance Company; Senior Vice President, Chief
                                                                           Financial Officer & Treasurer (1997-Present), Hartford
                                                                           Life, Inc.; Chief Financial Officer (1994-1995), IMG
                                                                           American Life; Senior Vice President (1992-1994),
                                                                           Connecticut Mutual Life Insurance Company.
Cummins, Peter W., 60             Senior Vice President, 1997            Vice President (1989-1997); Director of Broker Dealer
                                                                           Sales-ILAD (1989-1992), Hartford; Senior Vice President
                                                                           (1997-Present); Vice President (1989-1997); Director of
                                                                           Broker Dealer Sales-ILAD (1989-1991), Hartford Life and
                                                                           Accident Insurance Company.

24                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                                         POSITION WITH HARTFORD;             OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                        YEAR OF ELECTION                       FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  ----------------------------------------------------------
de Raismes, Ann M., 47            Senior Vice President, 1997            Vice President (1994-1997); Assistant Vice President
                                  Director of Human Resources,             (1992-1994); Hartford; Senior Vice President
                                  1991                                     (1997-Present); Director of Human Resources
                                                                           (1991-Present); Vice President (1994-1997); Assistant
                                                                           Vice President (1992-1994); Hartford Life and Accident
                                                                           Insurance Company; Vice President, Human Resources
                                                                           (1997-Present), Hartford Life, Inc.
Fitch, Timothy M., 45             Vice President, 1995                   Assistant Vice President (1992-1995), Hartford; Vice
                                  Actuary, 1994                            President (1995-Present); Actuary (1994-Present);
                                                                           Assistant Vice President (1992-1995), Hartford Life and
                                                                           Accident Insurance Company.
Foy, David T., 31                 Vice President, 1998                   Assistant Vice President (1995-1998), Hartford; Vice
                                                                           President (1998-Present), Hartford Life and Acccident
                                                                           Insurance Company.
Gardner, Bruce D., 47             Vice President, 1995                   Director (1994-1997); General Counsel & Corporate
                                                                           Secretary (1991-1995), Hartford; Vice President
                                                                           (1995-1997); Director (1995-1997); General Counsel &
                                                                           Corporate Secretary (1991-1995), Hartford Life and
                                                                           Accident Insurance Company.
Garrett, J. Richard, 53           Assistant Treasurer, 1997              Treasurer (1986-1997), Hartford; Vice President
                                  Vice President, 1993                     (1993-Present); Assistant Treasurer (1997-Present);
                                                                           Treasurer (1983-1997); Hartford Life and Accident
                                                                           Insurance Company; Treasurer (1977), The Hartford
                                                                           Financial Services Group.
Ginnetti, John P., 52             Executive Vice President and           Senior Vice President - Individual Life and Annuity
                                  Director, Asset Management               Division (1988-1994), Hartford; Director (1988-Present);
                                  Services, 1994                           Director (1988-Present); Executive Vice President &
                                  Director, 1988                           Director, Asset Management Services (1994-Present);
                                                                           Senior Vice President - Individual Life and Annuity
                                                                           Division (1988-1994), Hartford Life and Accident
                                                                           Insurance Company; Executive Vice President, Asset
                                                                           Management, Hartford Life, Inc. (1997-Present).
Godfrey III, William A., 41       Senior Vice President, 1997            Senior Vice President (1997-Present), Hartford; Senior
                                                                           Vice President (1997-Present), Hartford Life and
                                                                           Accident Insurance Company; Vice President Information
                                                                           Technology (1997-Present), Hartford Life, Inc.
Godkin, Lynda, 44                 Senior Vice President, 1997            Associate General Counsel (1995-1996); Assistant General
                                  General Counsel, 1996                    Counsel and Secretary (1994-1995); Counsel (1990-1994),
                                  Corporate Secretary, 1995                Hartford; Director (1997-Present); Senior Vice President
                                  Director, 1997                           (1997-Present); General Counsel (1996-Present);
                                                                           Corporate Secretary (1995-Present); Associate General
                                                                           Counsel (1995-1996); Assistant General Counsel and
                                                                           Secretary (1994-1995); Counsel (1990-1994), Hartford
                                                                           Life and Accident Company; Vice President and General
                                                                           Counsel (1997-Present), Hartford Life, Inc.

HARTFORD LIFE INSURANCE COMPANY                                               25
--------------------------------------------------------------------------------

                                         POSITION WITH HARTFORD;             OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                        YEAR OF ELECTION                       FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  ----------------------------------------------------------
Grady, Lois W., 53                Senior Vice President, 1998            Vice President (1993-1998); Assistant Vice President
                                  Vice President, 1993                     (1987-1993), Hartford; Senior Vice President (1998);
                                                                           Vice President (1993-1997); Assistant Vice President
                                                                           (1987-1993), Hartford Life and Accident Insurance
                                                                           Company.
Graham, Christopher, 47           Vice President, 1997
Hunt, Mark E., 37                 Vice President, 1998                   Assistant Vice President (1997-1998), Hartford; Vice
                                                                           President (1998), Assistant Vice President (1997-1998),
                                                                           Hartford Life and Accident Insurance Company.
Joyce, Stephen T., 39             Vice President, 1997                   Assistant Vice President (1994-1997), Hartford; Assistant
                                                                           Vice President (1994-1997), Hartford Life and Accident
                                                                           Insurance Company.
Keeler, Michael D., 37            Vice President, 1998                   Vice President (1998-Present), Hartford Life and Accident
                                                                           Insurance Company.
Kerzner, Robert A., 46            Senior Vice President, 1998            Vice President, (1995-1998); Regional Vice President
                                  Vice President, 1995                     (1991-1994), Hartford; Vice President (1994-1997),
                                                                           Hartford Life and Accident Insurance Company.
Levenson, David N., 31            Vice President, 1998                   Assistant Vice President (1995-Present), Hartford.
Maher, Steven M., 43              Vice President, 1992                   Assistant Vice President (1987-1992), Hartford; Vice
                                  Actuary, 1987                            President (1993-Present); Actuary (1987-Present);
                                                                           Assistant Vice President (1987-1993), Hartford Life and
                                                                           Accident Insurance Company.
Malchodi, Jr., William B., 50     Vice President, 1994                   Director of Taxes, Hartford (1991-1998); Director of Taxes
                                                                           (1992-1997), Hartford Life
                                                                           and Accident Insurance Company.
Marra, Raymond J., 37             Vice President, 1998                   Assistant Vice President (1997-Present), Hartford; Vice
                                                                           President (1998-President), Assistant Vice President
                                                                           (1994-1997), Hartford Life and Accident Insurance
                                                                           Company.
Marra, Thomas M., 39              Executive Vice President (1995)        Senior Vice President (1994-1995); Vice President
                                  Director, Individual Life                (1989-1994); Actuary (1987-1995), Hartford; Director
                                  and Annuity Division, 1994               (1994-Present); Executive Vice President (1995-Present);
                                  Director, 1994*                          Senior Vice President (1994-1995); Director, Individual
                                                                           Life and Annuity Division (1994-Present); Actuary
                                                                           (1987-1997), Hartford Life and Accident Insurance
                                                                           Company; Executive Vice President, Individual Life and
                                                                           Annuities (1997-Present), Hartford Life, Inc.
Nolan, Robert F., 43              Senior Vice President, 1997            Vice President (1995-1997); Assistant Vice President
                                                                           (1992-1995), Hartford; Vice President (1995-1997);
                                                                           Assistant Vice President (1992-1995), Hartford Life and
                                                                           Accident Insurance Company; Vice President, Corporate
                                                                           Relations (1997-Present), Hartford Life, Inc.; Manager,
                                                                           Public Relations (1986), Aetna Life and Casualty
                                                                           Insurance Company.
Noto, Joseph J., 46               Vice President, 1989                   Executive Vice President & Chief Operating Officer
                                                                           (1997-Present); Director (1994-Present); President
                                                                           (1994-1997), American Maturity Life Insurance Company;
                                                                           Vice President (1989-1997), Hartford Life and Accident
                                                                           Insurance Company.

26                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                                         POSITION WITH HARTFORD;             OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                        YEAR OF ELECTION                       FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  ----------------------------------------------------------
O'Halloran, C. Michael, 51        Vice President, 1994                   Senior Associate General Counsel (1988-1997), Hartford;
                                                                           Vice President (1994-Present); Senior Associate General
                                                                           Counsel (1988-1997), Hartford Life and Accident
                                                                           Insurance Company; Corporate Secretary (1997-Present),
                                                                           Hartford Life, Inc.; Vice President (1994-Present);
                                                                           Senior Associate General Counsel (1988-Present);
                                                                           Director of Corporate Law (1994-Present), The Hartford
                                                                           Financial Services Group.
O'Rourke, Lawrence M., 44         Vice President, 1998                   Vice President, (1998-Present), Hartford Life and Accident
                                                                           Insurance Company.
O'Sullivan, Daniel E., 43         Vice President, 1998                   Vice President (1998-Present), Hartford Life and Accident
                                                                           Insurance Company.
Raymond, Craig D., 37             Senior Vice President, 1997            Vice President (1993-1997); Assistant Vice President
                                  Chief Actuary, 1994                      (1992-1993); Actuary (1990-1994), Hartford; Senior Vice
                                                                           President (1997-Present); Chief Actuary (1995-Present);
                                                                           Vice President (1993-1997); Actuary (1990-1995),
                                                                           Hartford Life and Accident Insurance Company; Vice
                                                                           President and Chief Actuary (1997-Present), Hartford
                                                                           Life, Inc.
Robinson, Mary P., 38             Vice President, 1998                   Assistant Vice President (1995-1998), Hartford; Assistant
                                                                           Vice President (1995-1998), Hartford Life and Accident
                                                                           Insurance Company.
Salama, Donald A., 50             Vice President, 1997                   Vice President (1997-Present), Hartford Life and
                                                                           Accident Insurance Company.
Schiltz, Timothy P., 37           Vice President, 1997                   Assistant Vice President (1994-1997), Hartford; Vice
                                                                           President (1997-Present); Assistant Vice President
                                                                           (1994-1997), Hartford Life and Accident Insurance
                                                                           Company; Consulting Actuary (1992-1993), Milliman &
                                                                           Robertson, Inc.; Consulting Actuary (1988-1992), Chalke
                                                                           Incorporated.
Smith, Lowndes A., 58             Chief Executive Officer, 1997          Chief Operating Officer (1989-1997), Hartford; Director
                                  President, 1989                          (1981-Present); President (1989-Present); Chief
                                  Director, 1981*                          Executive Officer (1997-Present); Chief Operating
                                                                           Officer (1989-1997), Hartford Life and Accident
                                                                           Insurance Company; Chief Executive Officer and President
                                                                           and Director (1997-Present), Hartford Life, Inc.
Stevenson, Keith A., 44           Vice President, 1998
Sweeney, Edward A., 51            Vice President, 1993                   Chicago Regional Manager (1985-1993), Hartford;
                                                                           Vice President (1993-Present),
                                                                           Hartford Life and Accident Insurance Company.
Tilbor, Judith V., 46             Vice President, 1998                   Assistant Vice President (1994-1998), Hartford; Vice
                                                                           President (1998-Present), Assistant Vice President
                                                                           (1994-1998), Hartford Life and Accident Insurance
                                                                           Company.

HARTFORD LIFE INSURANCE COMPANY                                               27
--------------------------------------------------------------------------------

                                         POSITION WITH HARTFORD;             OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                        YEAR OF ELECTION                       FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  ----------------------------------------------------------
Welnicki, Raymond P., 49          Senior Vice President &                Vice President (1993-1994), Hartford; Director
                                  Director, Employee                       (1994-Present); Senior Vice President (1995-Present);
                                  Benefit Division, 1994 Director,         Director, Employee Benefit Division (1997-Present); Vice
                                  1994*                                    President (1993-1995), Hartford Life and Accident
                                                                           Insurance Company; Senior Vice President, Employee
                                                                           Benefits (1997-Present), Hartford Life, Inc.; Board of
                                                                           Directors, Ethix Corp.
Welsh, Walter C., 51              Senior Vice President, 1997            Vice President (1995-1997); Assistant Vice President
                                                                           (1992-1995), Hartford; Senior Vice President
                                                                           (1997-Present); Vice President (1995-1997); Assistant
                                                                           Vice President (1992-1995), Hartford Life and Accident
                                                                           Insurance Company; Vice President, Government Affairs
                                                                           (1997-Present), Hartford Life, Inc.
Zlatkus, Lizabeth H., 39          Senior Vice President, 1997            Vice President (1994-1997); Assistant Vice President
                                  Director, 1994*                          (1992-1994), Hartford; Director (1994-Present); Senior
                                                                           Vice President (1997-Present); Vice President
                                                                           (1994-1997); Assistant Vice President (1992-1994),
                                                                           Hartford Life and Accident Insurance Company; Vice
                                                                           President, Group Life and Disability (1997-Present),
                                                                           Hartford Life, Inc.
Znamierowski, David, 38           Senior Vice President, 1997            Vice President (1997), Hartford; Senior Vice President
                                  Director, Risk Management                (1998-Present), Hartford Life and Accident Insurance
                                  Strategy, 1996                           Company; Vice President, Investment Strategy
                                                                           (1997-Present), Hartford Life, Inc.; Vice President,
                                                                           Investment Strategy & Policy, Aetna Life and Casualty.
---------
 * Denotes year of election to Board of Directors of Hartford.
** Affiliated Company of The Hartford Financial Services Group, Inc.

    Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

                          DISTRIBUTION OF THE POLICIES


    Hartford intends to sell the Policies in all jurisdictions where it is licensed to do business. The Policies will be sold by life insurance sales representatives who represent Hartford and who are registered representatives of Hartford Equity Sales Company, Inc. ("HESCO"), 200 Hopmeadow Street, Simsbury, Connecticut 06089, or certain other registered broker-dealers. Any sales representative or employee selling the Policies will have been qualified to sell variable life insurance policies under applicable federal and state laws. Each broker-dealer selling the Policies is registered with the Commission under the Securities Exchange Act of 1934 and all such broker-dealers are members of the National Association of Securities Dealers, Inc.



    HESCO is the principal underwriter for the Policies. HESCO is a wholly-owned subsidiary of Hartford. During the first Policy Year, the maximum sales commission payable to Hartford agents, independent registered insurance brokers, and other registered broker-dealers is 45% of the premiums paid up to a Target Premium and 5% of any excess. In Policy Years 2 through 10, sales commissions will not exceed 5.5% of premiums paid. For Policy Years 11 and later, sales commissions will not exceed 2% of premiums paid. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation. Additionally, expense allowances may be paid. A sales representative may be required to return all or a portion of the commissions paid if a Policy sold by such sales representative terminates prior to the Policy's second Policy Anniversary.



    Broker-dealers or financial institutions are compensated according to a schedule set forth by HESCO and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on

28                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


premium payments made by policyholders or Contract Owners. This compensation is usually paid from the sales charges described in this Prospectus.



    In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HESCO, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for broker-dealers or financial institutions, will be made by HESCO, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or Contract Owners to purchase, hold or surrender variable insurance products.


                            SAFEKEEPING OF SEPARATE
                             ACCOUNT VL II'S ASSETS

    The assets of the Separate Account are held by Hartford and are kept physically segregated and held separate and apart from the General Account. Hartford maintains records of all purchases and redemptions of shares of the Funds. Additional protection for the assets of the Separate Account is afforded by Hartford's blanket fidelity bond issued by Aetna Casualty and Surety Company, in the aggregate amount of $50 million, covering all of the officers and employees of Hartford.
                           FEDERAL TAX CONSIDERATIONS

                                    GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE POLICY OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE POLICY IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE, OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A POLICY DESCRIBED HEREIN.

    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Policies cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion of federal tax considerations is based upon Hartford's understanding of existing federal income tax laws as they are currently interpreted.

                            TAXATION OF HARTFORD AND
                              THE SEPARATE ACCOUNT

    The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. (See "Detailed Description of Policy Benefits and Provisions -- Accumulation Unit Values," page 10). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policy.

    Hartford does not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for such taxes against the Separate Account.

                           INCOME TAXATION OF POLICY
                             BENEFITS -- GENERALLY

    For federal income tax purposes, the Policies should be treated as life insurance policies under Section 7702 of the Code. The death benefit under a life insurance policy is generally excluded from the gross income of the Beneficiary. Also, a life insurance policy owner is generally not taxed on increments in the policy value until the policy is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a policy that is treated as life insurance. Hartford intends to monitor premium levels to assure compliance with the Section 7702 requirements.

    Although Hartford believes that the Last Survivor Policies are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor life insurance policy will meet the Section 7702 definition of a life insurance contract.

    Hartford also believes that any loan received under a Policy will be treated as Indebtedness of the Policy Owner, and that no part of any loan under a Policy will constitute income to the Policy Owner. A surrender or assignment of the Policy may have tax consequences depending upon the

HARTFORD LIFE INSURANCE COMPANY                                               29
--------------------------------------------------------------------------------

circumstances. Policy Owners should consult a qualified tax adviser concerning the effect of such changes.

    During the first fifteen Policy Years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the Policy.

    The Last Survivor Exchange Option Rider permits, under limited circumstances, a Policy to be split into two individual policies on the life of each of the Insureds. A Policy split may have adverse tax consequences. It is not clear whether a Policy split will be treated as a nontaxable exchange or transfer under the Code. Unless a Policy split is so treated, among other things, the split or transfer will result in the recognition of taxable income on the gain in the Policy. In addition, it is not clear whether, in all circumstances, the individual policies that result from a Policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The Policy Owner should consult a qualified tax adviser regarding the possible adverse tax consequences of a Policy split.

    The Maturity Date Extension Rider allows a Policy Owner to extend the Maturity Date to the date of the death of the last surviving insured. If the Maturity Date of the Policy is extended by rider, Hartford believes the Policy will continue to be treated as a life insurance contract for Federal income tax purposes after the scheduled Maturity Date. However, due to the lack of specific guidance on this issue, the result is not certain. If the Policy is not treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Policy Owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.

                          DIVERSIFICATION REQUIREMENTS

    Section 817 of the Code provides that a variable life insurance contract (other than a pension plan policy) will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Policy is not treated as a life insurance contract, the Policy Owner will be subject to income tax on the annual increases in cash value.

    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of policy income on an ongoing basis. However, either the company or the Policy Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

    Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

                           OWNERSHIP OF THE ASSETS IN
                              THE SEPARATE ACCOUNT

    In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Separate Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses certain incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

    The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, an Owner of this Policy has the

30                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

choice of more investment options to which to allocate premium payments and Separate Account values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Owner being treated as the owner of a portion of the assets of the Separate Account. In addition, Hartford does not know what standards will be set forth in the regulations or rulings that the Treasury Department has stated it expects to issue. Hartford therefore reserves the right to modify the contract as necessary to attempt to prevent Owners from being considered the owners of the assets of the Separate Account. However, there is no assurance that such efforts would be successful.

                    TAX DEFERRAL DURING ACCUMULATION PERIOD

    Under existing provisions of the Code, except as described below, any increase in an Owner's contract value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) under the contract prior to the Insured's death. If there is a total withdrawal from the contract, then the surrender value will be includible in the Owner's income to the extent that the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, then such debt will be treated as an amount distributed to the Owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the contract, less the aggregate amount received under the contract previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or such other amounts deemed to be distributed) from the contract constitute income to the Owner depends, in part, upon whether the contract is considered a modified endowment contract for federal income tax purposes.

                          MODIFIED ENDOWMENT CONTRACTS

    Code Section 7702A applies an additional test, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that either: (i) satisfies the Section 7702 definition of life insurance, but fails the seven-pay test of
Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid up to that point if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

    If the Policy satisfies the seven-pay test at issuance, distributions and loans made thereafter will not be subject to the MEC rules, unless the Policy is changed materially. The seven-pay test will be applied anew at any time the Policy undergoes a material change, which includes an increase in the Face Amount. In addition, if there is a reduction in benefits under the Policy within the first seven years, the seven-pay test is applied as if the Policy had initially been issued at the reduced benefit level. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

    A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, if the contract is classified as a MEC, then withdrawals from the contract will be considered first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the contract. The amount of any loan (including unpaid interest thereon) under the contract will be treated as a withdrawal from the contract for tax purposes. In addition, if the Owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as a withdrawal from the contract for tax purposes. Taxable withdrawals are subject to an additional 10% tax, with certain exceptions. The Owner's investment in the contract is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment).

    Generally, only distributions and loans made in the first year in which a policy becomes a MEC, and in subsequent years, are taxable. However, distributions and loans made in the two years prior to a policy's failing the seven-pay test are deemed to be in anticipation of failure and are subject to tax.

    Before assigning, pledging, or requesting a loan under a contract that is a MEC, an Owner should consult a qualified tax adviser.

    All MEC policies that are issued within any calendar year to the same policy owner by one company or its affiliates are treated as one MEC policy for the purpose of determining the taxable portion of any loan or distribution.

    Hartford has instituted procedures to monitor whether a Policy may become classified as a MEC after issue.

                      ESTATE AND GENERATION SKIPPING TAXES

    When the last surviving Insured dies, the Death Proceeds will generally be includible in the Policy Owner's estate for purposes of federal estate tax if the last surviving

HARTFORD LIFE INSURANCE COMPANY                                               31
--------------------------------------------------------------------------------

Insured owned the Policy. If the Policy Owner was not the last surviving Insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

    The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit which shelters up to $625,000 (1998) from the estate and gift tax. The Taxpayer Relief Act of 1997 gradually raises the credit over the next eight years to $1,000,000. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse.

    If the Policy Owner (whether or not he or she is an Insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation skipping transfer tax, the taxable amount being the value of the Policy. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping transfer exemption of $1 million. Because these rules are complex, the Policy Owner should consult with a qualified tax adviser for specific information if ownership is passing to younger generations.

                      LIFE INSURANCE PURCHASED FOR USE IN
                           SPLIT DOLLAR ARRANGEMENTS

On January 26, 1996, the IRS released a technical advice memorandum ("TAM") on the taxability of life insurance policies used in certain split dollar arrangements. A TAM, issued by the National Office of the IRS, provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

                         FEDERAL INCOME TAX WITHHOLDING

    If any amounts are deemed to be current taxable income to the Policy Owner, such amounts will be subject to federal income tax withholding and reporting, pursuant to the Code.

                      NON-INDIVIDUAL OWNERSHIP OF POLICIES

    In certain circumstances, the Code limits the application of specific tax advantages to individual owners of life insurance contracts. Prospective Policy Owners which are not individuals should consult a qualified tax adviser to determine the potential impact on the purchaser.

                                     OTHER

    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A qualified tax adviser should be consulted to determine the impact of these taxes.

                    LIFE INSURANCE PURCHASES BY NONRESIDENT
                        ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to a life insurance policy purchase.

                               LEGAL PROCEEDINGS

    There are no pending material legal proceedings to which the Separate Account is a party.

                                 LEGAL MATTERS

    Legal matters in connection with the issue and sale of the last survivor flexible premium variable life insurance Policies described in this Prospectus and the organization of Hartford, its authority to issue the Policies under Connecticut law and the validity of the forms of the Policies under Connecticut law and legal matters relating to the federal securities and income tax laws have been passed on by Lynda Godkin, General Counsel of Hartford.

                                    EXPERTS


    The audited financial statements and financial statement schedules included in this Prospectus and elsewhere in the registration statement have been audited by Arthur

32                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

    The hypothetical Policy illustrations have been approved by Kenneth A. McCullum, FSA, MAAA, Director of Individual Life Product Development, and are included in this Prospectus in reliance upon his opinion as to their reasonableness.

                             REGISTRATION STATEMENT

    A registration statement has been filed with the Commission under the 1933 Act. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, Hartford, and the Policies.

HARTFORD LIFE INSURANCE COMPANY                                               33
--------------------------------------------------------------------------------

                                   APPENDIX A
                ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES
                           AND CASH SURRENDER VALUES


    The tables in Appendix A illustrate the way in which a Policy operates. The illustrations show how the Death Benefit and Account Value could vary over an extended period of time assuming hypothetical gross rates of return equal to constant after tax annual rates of 0%, 6% and 12%. The illustrations assume the following: (a) A male, preferred, age 55, and a female, preferred, age 50, with $1,000,000 of Face Amount and a premium of $15,500 paid in all years; and (b) a male, preferred, age 65, and a female, preferred, age 65, with $1,000,000 of Face Amount and a premium of $27,000 paid in all years.



    The Death Benefit and Account Value for a Policy would be different from those shown if the rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also differ if any Policy loan was made during the period of time illustrated.



    The illustrations reflect the deductions of guaranteed Policy charges for a single gross interest rate. The amounts shown for the Death Benefit and Account Value as of the end of each Policy Year take into account an average daily charge equal to an annual charge of 0.70% of the average daily net assets of the Funds for investment advisory and administrative services fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the 0.70% average daily charge) of -.70%, 5.30% and 11.30%, respectively.



    In addition, the Death Benefit and Policy Account Values as of the end of each Policy Year take into account the front-end sales load, premium processing charge, federal tax charge, premium tax charge (assumed to be 2.0% in these illustrations), Cost of Insurance charge, monthly administrative fee, issue charge, and mortality and expense risk charge.


    The hypothetical returns shown in the illustrations are without any tax charges that may be allocable to the Separate Account in the future. In order to produce after-tax returns of 0%, 6%, and 12%, the Separate Account would have to earn a sufficient amount in excess of 0%, 6%, and 12%, respectively, to cover any tax charges (see "Detailed Description of Policy Benefits and Provisions -- Deductions and Charges From the Account Value -- Taxes," page 17).

    The "Premiums Accumulated at 5% Interest Per Year" column of each illustration shows the amount which would accumulate if the initial premium was invested to earn interest, after taxes, of 5% per year, compounded annually.

    Hartford will furnish, upon request, a comparable illustration reflecting the proposed Insured's age and risk classification, a Policy's proposed Face Amount or the initial premium requested, and reflecting guaranteed Cost of Insurance rates. Hartford will also furnish an additional similar illustration reflecting current Cost of Insurance rates which may be less than, but never greater than, the guaranteed Cost of Insurance rates.

34                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                          DEATH BENEFIT OPTION: LEVEL
                             $1,000,000 FACE AMOUNT
                          ISSUE AGE 55 MALE PREFERRED
                         ISSUE AGE 50 FEMALE PREFERRED
                            $15,500 PLANNED PREMIUM



        ASSUMING THE HYPOTHETICAL GROSS ANNUAL INVESTEMENT RETURNS SHOWN
                            AND GUARANTEED CHARGES*



            PREMIUMS         12% (11.30% NET)         6% (5.30% NET)         0% (-0.70% NET)
END OF    ACCUMULATED     -----------------------  ---------------------  ---------------------
POLICY   AT 5% INTEREST     ACCOUNT       DEATH     ACCOUNT      DEATH     ACCOUNT      DEATH
 YEAR       PER YEAR         VALUE       BENEFIT     VALUE      BENEFIT     VALUE      BENEFIT
------   --------------   -----------   ---------  ---------   ---------  ---------   ---------
   1          16,275          6,398**   1,000,000    6,018**   1,000,000    5,640**   1,000,000
   2          33,364         19,366**   1,000,000   17,889**   1,000,000   16,459**   1,000,000
   3          51,307         33,580     1,000,000   30,187     1,000,000   27,018     1,000,000
   4          70,147         49,148     1,000,000   42,911     1,000,000   37,298     1,000,000
   5          89,930         66,186     1,000,000   56,053     1,000,000   47,280     1,000,000
   6         110,701         86,566     1,000,000   71,277     1,000,000   58,536     1,000,000
   7         132,511        108,864     1,000,000   86,974     1,000,000   69,418     1,000,000
   8         155,412        133,254     1,000,000  103,134     1,000,000   79,898     1,000,000
   9         179,457        159,925     1,000,000  119,740     1,000,000   89,940     1,000,000
  10         204,705        189,081     1,000,000  136,768     1,000,000   99,499     1,000,000
  11         231,215        222,992     1,000,000  155,956     1,000,000  110,083     1,000,000
  12         259,051        260,192     1,000,000  175,635     1,000,000  120,078     1,000,000
  13         288,279        301,000     1,000,000  195,753     1,000,000  129,400     1,000,000
  14         318,968        345,773     1,000,000  216,246     1,000,000  137,942     1,000,000
  15         351,191        394,930     1,000,000  237,040     1,000,000  145,590     1,000,000
  16         385,026        448,957     1,000,000  258,052     1,000,000  152,208     1,000,000
  17         420,552        508,438     1,000,000  279,199     1,000,000  157,655     1,000,000
  18         457,855        574,073     1,000,000  300,387     1,000,000  161,766     1,000,000
  19         497,022        646,709     1,000,000  321,518     1,000,000  164,359     1,000,000
  20         538,148        727,376     1,000,000  342,477     1,000,000  165,212     1,000,000
  25         724,270      1,308,124     1,399,693  446,496     1,000,000  134,624     1,000,000
  30       1,014,302      2,278,556     2,392,483  517,668     1,000,000       --            --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  IF YOU SURRENDER YOUR POLICY DURING THE FIRST TWO POLICY YEARS, YOU WILL
      RECEIVE A REFUND IN ADDITION TO THE ACCOUNT VALUES SHOWN. THE REFUND WOULD
      BE $3,100.00 IN POLICY YEAR ONE AND $3,691.28 IN POLICY YEAR TWO.

      THE DEATH BENEFIT MAY AND THE ACCOUNT VALUES WILL DIFFER IF PREMIUMS ARE
      PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.



    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED THE RATE SHOWN OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED THE RATE SHOWN, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE INSURANCE COMPANY                                               35
--------------------------------------------------------------------------------


                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                          DEATH BENEFIT OPTION: LEVEL
                             $1,000,000 FACE AMOUNT
                          ISSUE AGE 65 MALE PREFERRED
                         ISSUE AGE 65 FEMALE PREFERRED
                            $27,000 PLANNED PREMIUM



        ASSUMING THE HYPOTHETICAL GROSS ANNUAL INVESTEMENT RETURNS SHOWN
                            AND GUARANTEED CHARGES*



            PREMIUMS         12% (11.30% NET)         6% (5.30% NET)         0% (-0.70% NET)
END OF    ACCUMULATED     -----------------------  ---------------------  ---------------------
POLICY   AT 5% INTEREST     ACCOUNT       DEATH     ACCOUNT      DEATH     ACCOUNT      DEATH
 YEAR       PER YEAR         VALUE       BENEFIT     VALUE      BENEFIT     VALUE      BENEFIT
------   --------------   -----------   ---------  ---------   ---------  ---------   ---------
   1          28,350         12,716**   1,000,000   11,989**   1,000,000   11,263**   1,000,000
   2          58,118         35,880**   1,000,000   33,125**   1,000,000   30,459**   1,000,000
   3          89,373         60,575     1,000,000   54,342     1,000,000   48,528     1,000,000
   4         122,192         86,829     1,000,000   75,506     1,000,000   65,343     1,000,000
   5         156,652        114,666     1,000,000   96,459     1,000,000   80,757     1,000,000
   6         192,834        146,388     1,000,000  119,199     1,000,000   96,675     1,000,000
   7         230,826        179,911     1,000,000  141,368     1,000,000  110,726     1,000,000
   8         270,717        215,184     1,000,000  162,626     1,000,000  122,573     1,000,000
   9         312,603        252,142     1,000,000  182,555     1,000,000  131,802     1,000,000
  10         356,583        290,746     1,000,000  200,693     1,000,000  137,945     1,000,000
  11         402,762        334,367     1,000,000  219,411     1,000,000  143,007     1,000,000
  12         451,251        380,403     1,000,000  235,583     1,000,000  143,967     1,000,000
  13         502,163        429,263     1,000,000  248,683     1,000,000  140,228     1,000,000
  14         555,621        481,540     1,000,000  258,090     1,000,000  131,068     1,000,000
  15         611,752        538,032     1,000,000  262,988     1,000,000  115,526     1,000,000
  16         670,690        599,809     1,000,000  262,259     1,000,000   92,271     1,000,000
  17         732,574        668,371     1,000,000  254,383     1,000,000   59,489     1,000,000
  18         797,553        745,875     1,000,000  237,294     1,000,000   14,716     1,000,000
  19         865,781        835,524     1,000,000  208,292     1,000,000       --            --
  20         937,420        942,043     1,000,000  163,852     1,000,000       --            --
  25       1,261,632      1,703,654     1,788,837       --            --       --            --
  30       1,766,849      2,950,020     2,979,520       --            --       --            --



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  IF YOU SURRENDER YOUR POLICY DURING THE FIRST TWO POLICY YEARS, YOU WILL
      RECEIVE A REFUND IN ADDITION TO THE ACCOUNT VALUES SHOWN. THE REFUND WOULD
      BE $4,673.31 IN POLICY YEAR ONE AND $4089.59 IN POLICY YEAR TWO.

      THE DEATH BENEFIT MAY AND THE ACCOUNT VALUES WILL DIFFER IF PREMIUMS ARE
      PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.



    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED THE RATE SHOWN OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED THE RATE SHOWN, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Hartford Life Insurance Company
Separate Account Variable Life Two and to the
Owners of Units of Interest Therein:

We have audited the accompanying statement of assets and liabilities of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account and Fidelity VIP II Asset Manager Portfolio Sub-Account (constituting Hartford Life Insurance Company Separate Account Variable Life Two) (the Accounts) as of December 31, 1997, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account and Fidelity VIP II Asset Manager Portfolio Sub-Account (constituting Hartford Life Insurance Company Separate Account Variable Life Two) as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
February 16, 1998

                      This page intentionally left blank.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT VARIABLE LIFE TWO
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                                              MONEY
                                                BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                                               SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                               -----------   -----------   -----------   -------------
ASSETS:
Investments:
  Hartford Bond Fund, Inc.
    Shares                          1,479,693
    Cost                          $ 1,527,945
    Market Value.............................  $1,553,313        --            --            --
  Hartford Stock Fund, Inc.
    Shares                          1,297,881
    Cost                          $ 5,719,386
    Market Value.............................      --        $6,649,467        --            --
  HVA Money Market Fund, Inc.
    Shares                         13,861,822
    Cost                          $13,861,822
    Market Value.............................      --            --        $13,861,822       --
  Hartford Advisers Fund, Inc.
    Shares                          1,589,222
    Cost                          $ 3,539,208
    Market Value.............................      --            --            --         $4,015,560
  Hartford Capital Appreciation Fund, Inc.
    Shares                          1,877,432
    Cost                          $ 7,397,445
    Market Value.............................      --            --            --            --
  Hartford Mortgage Securities Fund, Inc.
    Shares                            229,641
    Cost                           $  246,189
    Market Value.............................      --            --            --            --
  Hartford Index Fund, Inc.
    Shares                          2,292,828
    Cost                          $ 5,686,684
    Market Value.............................      --            --            --            --
  Hartford International Opportunities Fund,
   Inc.
    Shares                          2,391,343
    Cost                          $ 3,206,426
    Market Value.............................      --            --            --            --
  Hartford Dividend and Growth Fund, Inc.
    Shares                          2,182,879
    Cost                          $ 3,776,384
    Market Value.............................      --            --            --            --
  Fidelity VIP Equity Income Fund
    Shares                            179,572
    Cost                          $ 3,725,161
    Market Value.............................      --            --            --            --
  Fidelity VIP Overseas Fund
    Shares                             50,494
    Cost                           $  962,062
    Market Value.............................      --            --            --            --
  Fidelity VIP II Asset Manager Fund
    Shares                             50,526
    Cost                           $  843,566
    Market Value.............................      --            --            --            --
  Due from Hartford Life Insurance Company...      --            --         1,803,768             72
  Receivable from fund shares sold...........      --             2,912        --            --
                                               -----------   -----------   -----------   -------------
  Total Assets...............................   1,553,313     6,652,379    15,665,590      4,015,632
                                               -----------   -----------   -----------   -------------
LIABILITIES:
  Due to Hartford Life Insurance Company.....          56         3,447        --            --
  Payable for fund shares purchased..........      --            --         1,803,550        --
                                               -----------   -----------   -----------   -------------
  Total Liabilities..........................          56         3,447     1,803,550        --
                                               -----------   -----------   -----------   -------------
  Net Assets (variable life contract
   liabilities)..............................  $1,553,257    $6,648,932    $13,862,040    $4,015,632
                                               -----------   -----------   -----------   -------------
                                               -----------   -----------   -----------   -------------

Units Owned by Participants..................   1,130,958     2,828,101    11,191,520      2,062,373
Unit Values..................................  $ 1.373400    $ 2.351023    $ 1.238620     $ 1.947093

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                    CAPITAL           MORTGAGE                       INTERNATIONAL
                                               APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                                               -----------------   ---------------   -----------   ------------------
ASSETS:
Investments:
  Hartford Bond Fund, Inc.
    Shares                          1,479,693
    Cost                          $ 1,527,945
    Market Value.............................       --                  --               --              --
  Hartford Stock Fund, Inc.
    Shares                          1,297,881
    Cost                          $ 5,719,386
    Market Value.............................       --                  --               --              --
  HVA Money Market Fund, Inc.
    Shares                         13,861,822
    Cost                          $13,861,822
    Market Value.............................       --                  --               --              --
  Hartford Advisers Fund, Inc.
    Shares                          1,589,222
    Cost                          $ 3,539,208
    Market Value.............................       --                  --               --              --
  Hartford Capital Appreciation Fund, Inc.
    Shares                          1,877,432
    Cost                          $ 7,397,445
    Market Value.............................     $8,278,944            --               --              --
  Hartford Mortgage Securities Fund, Inc.
    Shares                            229,641
    Cost                           $  246,189
    Market Value.............................       --               $  248,880          --              --
  Hartford Index Fund, Inc.
    Shares                          2,292,828
    Cost                          $ 5,686,684
    Market Value.............................       --                  --           $6,598,092          --
  Hartford International Opportunities Fund,
   Inc.
    Shares                          2,391,343
    Cost                          $ 3,206,426
    Market Value.............................       --                  --               --            $3,095,492
  Hartford Dividend and Growth Fund, Inc.
    Shares                          2,182,879
    Cost                          $ 3,776,384
    Market Value.............................       --                  --               --              --
  Fidelity VIP Equity Income Fund
    Shares                            179,572
    Cost                          $ 3,725,161
    Market Value.............................       --                  --               --              --
  Fidelity VIP Overseas Fund
    Shares                             50,494
    Cost                           $  962,062
    Market Value.............................       --                  --               --              --
  Fidelity VIP II Asset Manager Fund
    Shares                             50,526
    Cost                           $  843,566
    Market Value.............................       --                  --               --              --
  Due from Hartford Life Insurance Company...          2,924                  1           6,904          --
  Receivable from fund shares sold...........       --                  --               --                     8
                                               -----------------   ---------------   -----------   ------------------
  Total Assets...............................      8,281,868            248,881       6,604,996         3,095,500
                                               -----------------   ---------------   -----------   ------------------
LIABILITIES:
  Due to Hartford Life Insurance Company.....       --                  --               --                    19
  Payable for fund shares purchased..........          3,870            --                8,918          --
                                               -----------------   ---------------   -----------   ------------------
  Total Liabilities..........................          3,870            --                8,918                19
                                               -----------------   ---------------   -----------   ------------------
  Net Assets (variable life contract
   liabilities)..............................     $8,277,998         $  248,881      $6,596,078        $3,095,481
                                               -----------------   ---------------   -----------   ------------------
                                               -----------------   ---------------   -----------   ------------------

Units Owned by Participants..................      3,875,508            184,436       2,839,491         2,061,507
Unit Values..................................     $ 2.135978         $ 1.349414      $ 2.322979        $ 1.501562

                                               DIVIDEND AND          FIDELITY VIP            FIDELITY VIP
                                                GROWTH FUND    EQUITY-INCOME PORTFOLIO    OVERSEAS PORTFOLIO
                                                SUB-ACCOUNT          SUB-ACCOUNT              SUB-ACCOUNT
                                               -------------   ------------------------   -------------------
ASSETS:
Investments:
  Hartford Bond Fund, Inc.
    Shares                          1,479,693
    Cost                          $ 1,527,945
    Market Value.............................      --                 --                        --
  Hartford Stock Fund, Inc.
    Shares                          1,297,881
    Cost                          $ 5,719,386
    Market Value.............................      --                 --                        --
  HVA Money Market Fund, Inc.
    Shares                         13,861,822
    Cost                          $13,861,822
    Market Value.............................      --                 --                        --
  Hartford Advisers Fund, Inc.
    Shares                          1,589,222
    Cost                          $ 3,539,208
    Market Value.............................      --                 --                        --
  Hartford Capital Appreciation Fund, Inc.
    Shares                          1,877,432
    Cost                          $ 7,397,445
    Market Value.............................      --                 --                        --
  Hartford Mortgage Securities Fund, Inc.
    Shares                            229,641
    Cost                           $  246,189
    Market Value.............................      --                 --                        --
  Hartford Index Fund, Inc.
    Shares                          2,292,828
    Cost                          $ 5,686,684
    Market Value.............................      --                 --                        --
  Hartford International Opportunities Fund,
   Inc.
    Shares                          2,391,343
    Cost                          $ 3,206,426
    Market Value.............................      --                 --                        --
  Hartford Dividend and Growth Fund, Inc.
    Shares                          2,182,879
    Cost                          $ 3,776,384
    Market Value.............................   $4,261,695            --                        --
  Fidelity VIP Equity Income Fund
    Shares                            179,572
    Cost                          $ 3,725,161
    Market Value.............................      --                 $4,360,020                --
  Fidelity VIP Overseas Fund
    Shares                             50,494
    Cost                           $  962,062
    Market Value.............................      --                 --                      $  969,480
  Fidelity VIP II Asset Manager Fund
    Shares                             50,526
    Cost                           $  843,566
    Market Value.............................      --                 --                        --
  Due from Hartford Life Insurance Company...      --                        550                --
  Receivable from fund shares sold...........      --                 --                        --
                                               -------------         -----------              ----------
  Total Assets...............................    4,261,695             4,360,570                 969,480
                                               -------------         -----------              ----------
LIABILITIES:
  Due to Hartford Life Insurance Company.....          189            --                             121
  Payable for fund shares purchased..........            1                 2,617                --
                                               -------------         -----------              ----------
  Total Liabilities..........................          190                 2,617                     121
                                               -------------         -----------              ----------
  Net Assets (variable life contract
   liabilities)..............................   $4,261,505            $4,357,953              $  969,359
                                               -------------         -----------              ----------
                                               -------------         -----------              ----------
Units Owned by Participants..................    2,132,157             2,482,896                 714,812
Unit Values..................................   $ 1.998682            $ 1.755189              $ 1.356104

                                                   FIDELITY VIP II
                                               ASSET MANAGER PORTFOLIO
                                                     SUB-ACCOUNT
                                               ------------------------
ASSETS:
Investments:
  Hartford Bond Fund, Inc.
    Shares                          1,479,693
    Cost                          $ 1,527,945
    Market Value.............................         --
  Hartford Stock Fund, Inc.
    Shares                          1,297,881
    Cost                          $ 5,719,386
    Market Value.............................         --
  HVA Money Market Fund, Inc.
    Shares                         13,861,822
    Cost                          $13,861,822
    Market Value.............................         --
  Hartford Advisers Fund, Inc.
    Shares                          1,589,222
    Cost                          $ 3,539,208
    Market Value.............................         --
  Hartford Capital Appreciation Fund, Inc.
    Shares                          1,877,432
    Cost                          $ 7,397,445
    Market Value.............................         --
  Hartford Mortgage Securities Fund, Inc.
    Shares                            229,641
    Cost                           $  246,189
    Market Value.............................         --
  Hartford Index Fund, Inc.
    Shares                          2,292,828
    Cost                          $ 5,686,684
    Market Value.............................         --
  Hartford International Opportunities Fund,
   Inc.
    Shares                          2,391,343
    Cost                          $ 3,206,426
    Market Value.............................         --
  Hartford Dividend and Growth Fund, Inc.
    Shares                          2,182,879
    Cost                          $ 3,776,384
    Market Value.............................         --
  Fidelity VIP Equity Income Fund
    Shares                            179,572
    Cost                          $ 3,725,161
    Market Value.............................         --
  Fidelity VIP Overseas Fund
    Shares                             50,494
    Cost                           $  962,062
    Market Value.............................         --
  Fidelity VIP II Asset Manager Fund
    Shares                             50,526
    Cost                           $  843,566
    Market Value.............................         $  909,979
  Due from Hartford Life Insurance Company...         --
  Receivable from fund shares sold...........         --
                                                      ----------
  Total Assets...............................            909,979
                                                      ----------
LIABILITIES:
  Due to Hartford Life Insurance Company.....              5,483
  Payable for fund shares purchased..........         --
                                                      ----------
  Total Liabilities..........................              5,483
                                                      ----------
  Net Assets (variable life contract
   liabilities)..............................         $  904,496
                                                      ----------
                                                      ----------
Units Owned by Participants..................            594,178
Unit Values..................................         $ 1.522265

SEPARATE ACCOUNT VARIABLE LIFE TWO
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                              MONEY
                                                BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                                               SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                               -----------   -----------   -----------   -------------
INVESTMENT INCOME:
  Dividends..................................    $60,722       $ 50,976      $380,235      $ 72,777
                                               -----------   -----------   -----------   -------------
    Net investment income....................     60,722         50,976       380,235        72,777
                                               -----------   -----------   -----------   -------------
CAPITAL GAINS INCOME.........................     --            103,392        --            75,982
                                               -----------   -----------   -----------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................        344          4,792        --             2,197
  Net unrealized appreciation (depreciation)
   of investments during the period..........     23,137        785,883        --           382,569
                                               -----------   -----------   -----------   -------------
    Net gain (loss) on investments...........     23,481        790,675        --           384,766
                                               -----------   -----------   -----------   -------------
    Net increase (decrease) in net assets
     resulting from operations...............    $84,203       $945,043      $380,235      $533,525
                                               -----------   -----------   -----------   -------------
                                               -----------   -----------   -----------   -------------

   The accompanying notes are an integral part of these financial statements.

                                                    CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                                               APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                                               -----------------   ---------------   -----------   ------------------   ------------
INVESTMENT INCOME:
  Dividends..................................      $ 34,129           $ 10,759         $61,758          $ 27,817          $ 50,755
                                                   --------            -------       -----------      ----------        ------------
    Net investment income....................        34,129             10,759          61,758            27,817            50,755
                                                   --------            -------       -----------      ----------        ------------
CAPITAL GAINS INCOME.........................       219,489            --              128,080           128,065            33,614
                                                   --------            -------       -----------      ----------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................         2,152                288            (284)            2,089              (751)
  Net unrealized appreciation (depreciation)
   of investments during the period..........       705,479              2,161         799,655          (168,332)          446,847
                                                   --------            -------       -----------      ----------        ------------
    Net gain (loss) on investments...........       707,631              2,449         799,371          (166,243)          446,096
                                                   --------            -------       -----------      ----------        ------------
    Net increase (decrease) in net assets
     resulting from operations...............      $961,249           $ 13,208         $989,209         $(10,361)         $530,465
                                                   --------            -------       -----------      ----------        ------------
                                                   --------            -------       -----------      ----------        ------------

                                                  FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                                                 EQUITY-INCOME        OVERSEAS        ASSET MANAGER
                                                   PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                  SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                               ------------------   -------------   ------------------
INVESTMENT INCOME:
  Dividends..................................       $ 28,391           $ 3,585           $12,026
                                                    --------        -------------        -------
    Net investment income....................         28,391             3,585            12,026
                                                    --------        -------------        -------
CAPITAL GAINS INCOME.........................        142,745            14,231            30,166
                                                    --------        -------------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................          2,925            (2,477)            4,849
  Net unrealized appreciation (depreciation)
   of investments during the period..........        514,150            (1,284)           45,529
                                                    --------        -------------        -------
    Net gain (loss) on investments...........        517,075            (3,761)           50,378
                                                    --------        -------------        -------
    Net increase (decrease) in net assets
     resulting from operations...............       $688,211           $14,055           $92,570
                                                    --------        -------------        -------
                                                    --------        -------------        -------

--------------------------------------------------------------------------------

SEPARATE ACCOUNT VARIABLE LIFE TWO
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                              MONEY
                                                BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                                               SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                               -----------   -----------   ------------  -------------
OPERATIONS:
  Net investment income......................  $   60,722    $   50,976    $    380,235   $   72,777
  Capital gains income.......................      --           103,392         --            75,982
  Net realized gain (loss) on security
   transactions..............................         344         4,792         --             2,197
  Net unrealized appreciation (depreciation)
   of investments during the period..........      23,137       785,883         --           382,569
                                               -----------   -----------   ------------  -------------
  Net increase (decrease) in net assets
   resulting from operations.................      84,203       945,043         380,235      533,525
                                               -----------   -----------   ------------  -------------
UNIT TRANSACTIONS:
  Purchases..................................     224,575       691,357      43,540,050      899,022
  Net transfers..............................   1,114,603     3,645,966     (32,385,194)   1,480,789
  Surrenders.................................     (20,975)     (141,324)       (504,402)    (123,087)
  Loan withdrawals...........................     (25,999)      (85,662)       (685,736)     (78,047)
  Cost of insurance..........................     (33,000)     (141,765)       (494,906)    (108,782)
                                               -----------   -----------   ------------  -------------
  Net increase in net assets resulting from
   unit transactions.........................   1,259,204     3,968,572       9,469,812    2,069,895
                                               -----------   -----------   ------------  -------------
  Total increase in net assets...............   1,343,407     4,913,615       9,850,047    2,603,420
NET ASSETS:
  Beginning of period........................     209,850     1,735,317       4,011,993    1,412,212
                                               -----------   -----------   ------------  -------------
  End of period..............................  $1,553,257    $6,648,932    $ 13,862,040   $4,015,632
                                               -----------   -----------   ------------  -------------
                                               -----------   -----------   ------------  -------------

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                              MONEY
                                                BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                                               SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                               -----------   -----------   ------------  -------------
OPERATIONS:
  Net investment income......................  $    4,617    $    9,981    $     56,534   $   16,365
  Net realized gain (loss) on security
   transactions..............................           9           (88)        --               975
  Net unrealized appreciation of investments
   during the period.........................       2,231       144,184         --            93,783
                                               -----------   -----------   ------------  -------------
  Net increase in net assets resulting from
   operations................................       6,857       154,077          56,534      111,123
                                               -----------   -----------   ------------  -------------
UNIT TRANSACTIONS:
  Purchases..................................      24,540       128,400      21,595,898      163,384
  Net transfers..............................     184,962     1,479,101     (17,911,483)   1,195,723
  Surrenders.................................      (2,166)       (4,782)       (350,401)     (21,798)
  Loan withdrawals...........................      --           (22,053)        (23,407)     (21,530)
  Cost of insurance..........................      (4,343)      (21,092)       (286,663)     (14,690)
                                               -----------   -----------   ------------  -------------
  Net increase in net assets resulting from
   unit transactions.........................     202,993     1,559,574       3,023,944    1,301,089
                                               -----------   -----------   ------------  -------------
  Total increase in net assets...............     209,850     1,713,651       3,080,478    1,412,212
NET ASSETS:
  Beginning of period........................      --            21,666         931,515      --
                                               -----------   -----------   ------------  -------------
  End of period..............................  $  209,850    $1,735,317    $  4,011,993   $1,412,212
                                               -----------   -----------   ------------  -------------
                                               -----------   -----------   ------------  -------------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                    CAPTIAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                                               APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                                               -----------------   ---------------   -----------   ------------------   ------------
OPERATIONS:
  Net investment income......................     $   34,129          $ 10,759       $   61,758        $   27,817        $   50,755
  Capital gains income.......................        219,489           --               128,080           128,065            33,614
  Net realized gain (loss) on security
   transactions..............................          2,152               288             (284)            2,089              (751)
  Net unrealized appreciation (depreciation)
   of investments during the period..........        705,479             2,161          799,655          (168,332)          446,847
                                               -----------------   ---------------   -----------   ------------------   ------------
  Net increase (decrease) in net assets
   resulting from operations.................        961,249            13,208          989,209           (10,361)          530,465
                                               -----------------   ---------------   -----------   ------------------   ------------
UNIT TRANSACTIONS:
  Purchases..................................      1,340,476            41,748        1,525,193           948,086           360,484
  Net transfers..............................      4,197,271           159,978        3,225,273         1,088,413         3,059,353
  Surrenders.................................       (203,529)           (4,181)        (120,518)          (78,919)          (71,909)
  Loan withdrawals...........................       (112,292)          --               (84,328)          (61,840)          (74,405)
  Cost of insurance..........................       (225,833)           (5,854)        (138,997)          (77,690)          (91,491)
                                               -----------------   ---------------   -----------   ------------------   ------------
  Net increase in net assets resulting from
   unit transactions.........................      4,996,093           191,691        4,406,623         1,818,050         3,182,032
                                               -----------------   ---------------   -----------   ------------------   ------------
  Total increase in net assets...............      5,957,342           204,899        5,395,832         1,807,689         3,712,497
NET ASSETS:
  Beginning of period........................      2,320,656            43,982        1,200,246         1,287,792           549,008
                                               -----------------   ---------------   -----------   ------------------   ------------
  End of period..............................     $8,277,998          $248,881       $6,596,078        $3,095,481        $4,261,505
                                               -----------------   ---------------   -----------   ------------------   ------------
                                               -----------------   ---------------   -----------   ------------------   ------------

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                    CAPTIAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                                               APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                                               -----------------   ---------------   -----------   ------------------   ------------
OPERATIONS:
  Net investment income......................     $    5,970          $  1,084       $    9,179        $    9,122        $    4,704
  Net realized gain (loss) on security
   transactions..............................            512           --                 2,901               296               938
  Net unrealized appreciation of investments
   during the period.........................        176,020               530          111,747            57,397            38,465
                                               -----------------   ---------------   -----------   ------------------   ------------
  Net increase in net assets resulting from
   operations................................        182,502             1,614          123,827            66,815            44,107
                                               -----------------   ---------------   -----------   ------------------   ------------
UNIT TRANSACTIONS:
  Purchases..................................        341,337             6,471           50,114            95,211            13,008
  Net transfers..............................      1,756,480            37,915        1,092,579         1,031,056           560,046
  Surrenders.................................        (21,886)           (1,050)         (92,837)           (3,592)          (47,416)
  Loan withdrawals...........................        (21,502)          --                --                (8,130)          (12,999)
  Cost of insurance..........................        (38,858)             (968)         (21,363)          (33,663)           (7,738)
                                               -----------------   ---------------   -----------   ------------------   ------------
  Net increase in net assets resulting from
   unit transactions.........................      2,015,571            42,368        1,028,493         1,080,882           504,901
                                               -----------------   ---------------   -----------   ------------------   ------------
  Total increase in net assets...............      2,198,073            43,982        1,152,320         1,147,697           549,008
NET ASSETS:
  Beginning of period........................        122,583           --                47,926           140,095           --
                                               -----------------   ---------------   -----------   ------------------   ------------
  End of period..............................     $2,320,656          $ 43,982       $1,200,246        $1,287,792        $  549,008
                                               -----------------   ---------------   -----------   ------------------   ------------
                                               -----------------   ---------------   -----------   ------------------   ------------

                                                  FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                                                 EQUITY-INCOME        OVERSEAS        ASSET MANAGER
                                                   PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                  SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                               ------------------   -------------   ------------------
OPERATIONS:
  Net investment income......................      $   28,391         $  3,585           $ 12,026
  Capital gains income.......................         142,745           14,231             30,166
  Net realized gain (loss) on security
   transactions..............................           2,925           (2,477)             4,849
  Net unrealized appreciation (depreciation)
   of investments during the period..........         514,150           (1,284)            45,529
                                               ------------------   -------------        --------
  Net increase (decrease) in net assets
   resulting from operations.................         688,211           14,055             92,570
                                               ------------------   -------------        --------
UNIT TRANSACTIONS:
  Purchases..................................         626,240           80,330            187,210
  Net transfers..............................       1,691,959          754,893            350,249
  Surrenders.................................        (115,305)         (17,526)           (19,442)
  Loan withdrawals...........................            (620)         (18,863)          --
  Cost of insurance..........................         (98,277)         (10,590)           (18,932)
                                               ------------------   -------------        --------
  Net increase in net assets resulting from
   unit transactions.........................       2,103,997          788,244            499,085
                                               ------------------   -------------        --------
  Total increase in net assets...............       2,792,208          802,299            591,655
NET ASSETS:
  Beginning of period........................       1,565,745          167,060            312,841
                                               ------------------   -------------        --------
  End of period..............................      $4,357,953         $969,359           $904,496
                                               ------------------   -------------        --------
                                               ------------------   -------------        --------
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996
                                                  FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                                                 EQUITY-INCOME        OVERSEAS        ASSET MANAGER
                                                   PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                  SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                               ------------------   -------------   ------------------
OPERATIONS:
  Net investment income......................      $ --               $ --               $--
  Net realized gain (loss) on security
   transactions..............................              77                7               (450)
  Net unrealized appreciation of investments
   during the period.........................         120,671            8,702             20,884
                                               ------------------   -------------        --------
  Net increase in net assets resulting from
   operations................................         120,748            8,709             20,434
                                               ------------------   -------------        --------
UNIT TRANSACTIONS:
  Purchases..................................         116,685           12,350              1,532
  Net transfers..............................       1,369,018          146,928            299,311
  Surrenders.................................         (27,120)             361             (5,819)
  Loan withdrawals...........................              (4)          --               --
  Cost of insurance..........................         (17,752)          (1,288)            (2,617)
                                               ------------------   -------------        --------
  Net increase in net assets resulting from
   unit transactions.........................       1,440,827          158,351            292,407
                                               ------------------   -------------        --------
  Total increase in net assets...............       1,561,575          167,060            312,841
NET ASSETS:
  Beginning of period........................           4,170           --               --
                                               ------------------   -------------        --------
  End of period..............................      $1,565,745         $167,060           $312,841
                                               ------------------   -------------        --------
                                               ------------------   -------------        --------

--------------------------------------------------------------------------------

                       SEPARATE ACCOUNT VARIABLE LIFE TWO
                        HARTFORD LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

 1. ORGANIZATION:
    Separate Account Variable Life Two (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of twenty two sub-accounts. These financial statements include twelve sub-accounts which invest solely in the Hartford and Fidelity Mutual Funds (the Funds). The other ten sub-accounts, which invest in Putnam VT Funds, are presented in separate financial statements. Both the company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the company in the Funds as directed by the contractholders.

 2. SIGNIFICANT ACCOUNTING POLICIES:
    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION -- The investment in shares of the Hartford, and Fidelity mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1997.

    c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3. ADMINISTRATION OF THE ACCOUNT
   AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Hartford Life Insurance Company Putnam Capital Manager Trust
Separate Account Variable Life Two and to the Owners of Units of Interest therein:

We have audited the accompanying statement of assets and liabilities of Diversified Income Fund Sub-Account, Global Asset Allocation Fund Sub-Account, Global Growth Fund Sub-Account, Growth and Income Fund Sub-Account, High Yield Fund Sub-Account, Money Market Fund Sub-Account, New Opportunities Fund Sub-Account, U.S. Government and High Quality Bond Fund Sub-Account, Utilities Growth and Income Fund Sub-Account and Voyager Fund Sub-Account (constituting Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account Variable Life Two) (the Account) as of December 31, 1997, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Diversified Income Fund Sub-Account, Global Asset Allocation Fund Sub-Account, Global Growth Fund Sub-Account, Growth and Income Fund Sub-Account, High Yield Fund Sub-Account, Money Market Fund Sub-Account, New Opportunities Fund Sub-Account, U.S. Government and High Quality Bond Fund Sub-Account, Utilities Growth and Income Fund Sub-Account and Voyager Fund Sub-Account (constituting Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account Variable Life
Two) as of December 31, 1997, the results of its operations for the year then ended and changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
February 16, 1998

                      This page intentionally left blank.

--------------------------------------------------------------------------------

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT VARIABLE LIFE TWO
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                                 GLOBAL
                                                                  ASSET
                                                DIVERSIFIED    ALLOCATION      GLOBAL
                                                INCOME FUND       FUND       GROWTH FUND
                                                SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                                               -------------   -----------   -----------
ASSETS
Investments:
  Putnam VT Diversified Income Fund
    Shares                             16,727
    Cost                             $183,599
    Market Value.............................    $  189,187        --            --
  Putnam VT Global Asset Allocation Fund
    Shares                             85,013
    Cost                           $1,497,562
    Market Value.............................       --         $1,594,853        --
  Putnam VT Global Growth Fund
    Shares                            221,279
    Cost                           $3,778,904
    Market Value.............................       --             --        $4,058,264
  Putnam VT Growth and Income Fund
    Shares                            211,021
    Cost                           $5,299,187
    Market Value.............................       --             --            --
  Putnam VT High Yield Fund
    Shares                             73,615
    Cost                             $939,520
    Market Value.............................       --             --            --
  Putnam VT Money Market Fund
    Shares                            235,512
    Cost                             $235,512
    Market Value.............................       --             --            --
  Putnam VT New Opportunities Fund
    Shares                            227,394
    Cost                           $4,134,639
    Market Value.............................       --             --            --
  Putnam VT U.S. Government and High Quality
   Fund
    Shares                            223,961
    Cost                           $2,866,178
    Market Value.............................       --             --            --
  Putnam VT Utilities Growth & Income Fund
    Shares                             23,890
    Cost                             $340,742
    Market Value.............................       --             --            --
  Putnam VT Voyager Fund
    Shares                            197,124
    Cost                           $6,570,638
    Market Value.............................       --             --            --
  Due to Hartford Life Insurance Company.....         1,611        --             1,192
  Receivable for fund shares purchased.......       --              2,490        --
                                               -------------   -----------   -----------
  Total Assets...............................       190,798     1,597,343     4,059,456
                                               -------------   -----------   -----------
LIABILITIES
  Due to Hartford Life Insurance Company.....       --              2,388        --
  Payable for fund shares purchased..........         1,611        --             1,115
                                               -------------   -----------   -----------
  Total Liabilities..........................         1,611         2,388         1,115
                                               -------------   -----------   -----------
  Net Assets (variable life contract
   liabilities)..............................    $  189,187    $1,594,955    $4,058,341
                                               -------------   -----------   -----------
                                               -------------   -----------   -----------
Units Owned by Participants..................        14,604        87,086       223,285
Unit Price...................................    $12.954542    $18.314650    $18.175599
Contract Liability...........................    $  189,187    $1,594,955    $4,058,341
GRAND TOTAL CONTRACT LIABILITY (ALL
  SUB-ACCOUNTS)..............................

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                                         NEW
                                                GROWTH AND           HIGH               MONEY        OPPORTUNITIES
                                                INCOME FUND       YIELD FUND         MARKET FUND     FUND
                                                SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                                               -------------   -----------------   ---------------   -----------
ASSETS
Investments:
  Putnam VT Diversified Income Fund
    Shares                             16,727
    Cost                             $183,599
    Market Value.............................      --               --                  --               --
  Putnam VT Global Asset Allocation Fund
    Shares                             85,013
    Cost                           $1,497,562
    Market Value.............................      --               --                  --               --
  Putnam VT Global Growth Fund
    Shares                            221,279
    Cost                           $3,778,904
    Market Value.............................      --               --                  --               --
  Putnam VT Growth and Income Fund
    Shares                            211,021
    Cost                           $5,299,187
    Market Value.............................   $5,976,101          --                  --               --
  Putnam VT High Yield Fund
    Shares                             73,615
    Cost                             $939,520
    Market Value.............................      --             $1,002,631            --               --
  Putnam VT Money Market Fund
    Shares                            235,512
    Cost                             $235,512
    Market Value.............................      --               --               $  235,512          --
  Putnam VT New Opportunities Fund
    Shares                            227,394
    Cost                           $4,134,639
    Market Value.............................      --               --                  --           $4,827,564
  Putnam VT U.S. Government and High Quality
   Fund
    Shares                            223,961
    Cost                           $2,866,178
    Market Value.............................      --               --                  --               --
  Putnam VT Utilities Growth & Income Fund
    Shares                             23,890
    Cost                             $340,742
    Market Value.............................      --               --                  --               --
  Putnam VT Voyager Fund
    Shares                            197,124
    Cost                           $6,570,638
    Market Value.............................      --               --                  --               --
  Due to Hartford Life Insurance Company.....      --                      6            --               --
  Receivable for fund shares purchased.......      --               --                  --                2,121
                                               -------------   -----------------   ---------------   -----------
  Total Assets...............................    5,976,101         1,002,637            235,512       4,829,685
                                               -------------   -----------------   ---------------   -----------
LIABILITIES
  Due to Hartford Life Insurance Company.....          937          --                        1           1,851
  Payable for fund shares purchased..........           38                 1            --               --
                                               -------------   -----------------   ---------------   -----------
  Total Liabilities..........................          975                 1                  1           1,851
                                               -------------   -----------------   ---------------   -----------
  Net Assets (variable life contract
   liabilities)..............................   $5,975,126        $1,002,636         $  235,511      $4,827,834
                                               -------------   -----------------   ---------------   -----------
                                               -------------   -----------------   ---------------   -----------
Units Owned by Participants..................      270,249            60,600            191,259         264,035
Unit Price...................................   $22.109731        $16.545266         $ 1.231375      $18.284859
Contract Liability...........................   $5,975,126        $1,002,636         $  235,511      $4,827,834
GRAND TOTAL CONTRACT LIABILITY (ALL
  SUB-ACCOUNTS)..............................

                                                U.S. GOVERNMENT      UTILITIES
                                                AND HIGH QUALITY     GROWTH AND
                                                   BOND FUND        INCOME FUND    VOYAGER FUND
                                                  SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                                               ------------------   ------------   ------------
ASSETS
Investments:
  Putnam VT Diversified Income Fund
    Shares                             16,727
    Cost                             $183,599
    Market Value.............................        --                 --             --
  Putnam VT Global Asset Allocation Fund
    Shares                             85,013
    Cost                           $1,497,562
    Market Value.............................        --                 --             --
  Putnam VT Global Growth Fund
    Shares                            221,279
    Cost                           $3,778,904
    Market Value.............................        --                 --             --
  Putnam VT Growth and Income Fund
    Shares                            211,021
    Cost                           $5,299,187
    Market Value.............................        --                 --             --
  Putnam VT High Yield Fund
    Shares                             73,615
    Cost                             $939,520
    Market Value.............................        --                 --             --
  Putnam VT Money Market Fund
    Shares                            235,512
    Cost                             $235,512
    Market Value.............................        --                 --             --
  Putnam VT New Opportunities Fund
    Shares                            227,394
    Cost                           $4,134,639
    Market Value.............................        --                 --             --
  Putnam VT U.S. Government and High Quality
   Fund
    Shares                            223,961
    Cost                           $2,866,178
    Market Value.............................      $3,005,551           --             --
  Putnam VT Utilities Growth & Income Fund
    Shares                             23,890
    Cost                             $340,742
    Market Value.............................        --              $  409,481        --
  Putnam VT Voyager Fund
    Shares                            197,124
    Cost                           $6,570,638
    Market Value.............................        --                 --         $ 7,703,604
  Due to Hartford Life Insurance Company.....        --                      62        --
  Receivable for fund shares purchased.......        --                 --               2,223
                                               ------------------   ------------   ------------
  Total Assets...............................       3,005,551           409,543      7,705,827
                                               ------------------   ------------   ------------
LIABILITIES
  Due to Hartford Life Insurance Company.....              56           --               2,436
  Payable for fund shares purchased..........               7           --             --
                                               ------------------   ------------   ------------
  Total Liabilities..........................              63           --               2,436
                                               ------------------   ------------   ------------
  Net Assets (variable life contract
   liabilities)..............................      $3,005,488        $  409,543    $ 7,703,391
                                               ------------------   ------------   ------------
                                               ------------------   ------------   ------------
Units Owned by Participants..................         221,236            21,752        332,229
Unit Price...................................      $13.584990        $18.827631    $ 23.187025
Contract Liability...........................      $3,005,488        $  409,543    $ 7,703,391
GRAND TOTAL CONTRACT LIABILITY (ALL
  SUB-ACCOUNTS)..............................                                      $29,002,012

--------------------------------------------------------------------------------

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT VARIABLE LIFE TWO
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                               DIVERSIFIED    GLOBAL ASSET       GLOBAL
                                               INCOME FUND   ALLOCATION FUND   GROWTH FUND
                                               SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                               -----------   ---------------   -----------
INVESTMENT INCOME:
  Dividends..................................    $3,548         $ 16,282        $ 54,214
                                               -----------   ---------------   -----------
CAPITAL GAINS INCOME.........................       559           27,830          58,313
                                               -----------   ---------------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................        72            1,904          12,818
  Net unrealized appreciation (depreciation)
   of investments during the period..........     3,772           73,875         185,156
                                               -----------   ---------------   -----------
    Net gain (loss) on investments...........     3,844           75,779         197,974
                                               -----------   ---------------   -----------
    Net increase (decrease) in net assets
     resulting from operations...............    $7,951         $119,891        $310,501
                                               -----------   ---------------   -----------
                                               -----------   ---------------   -----------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                                              U.S. GOVERNMENT
                                               GROWTH AND       HIGH          MONEY             NEW           AND HIGH QUALITY
                                               INCOME FUND   YIELD FUND    MARKET FUND   OPPORTUNITIES FUND      BOND FUND
                                               SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT
                                               -----------   -----------   -----------   ------------------   ----------------
INVESTMENT INCOME:
  Dividends..................................   $ 48,364       $25,054       $8,816           $--                 $ 84,427
                                               -----------   -----------   -----------        --------            --------
CAPITAL GAINS INCOME.........................    117,720         2,905        --              --                   --
                                               -----------   -----------   -----------        --------            --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................        454         2,088        --                (2,744)              3,412
  Net unrealized appreciation (depreciation)
   of investments during the period..........    549,596        44,616        --               705,146             105,411
                                               -----------   -----------   -----------        --------            --------
    Net gain (loss) on investments...........    550,050        46,704        --               702,402             108,823
                                               -----------   -----------   -----------        --------            --------
    Net increase (decrease) in net assets
     resulting from operations...............   $716,134       $74,663       $8,816           $702,402            $193,250
                                               -----------   -----------   -----------        --------            --------
                                               -----------   -----------   -----------        --------            --------

                                                UTILITIES
                                               GROWTH AND
                                               INCOME FUND   VOYAGER FUND
                                               SUB-ACCOUNT   SUB-ACCOUNT
                                               -----------   ------------
INVESTMENT INCOME:
  Dividends..................................    $ 6,195      $    7,934
                                               -----------   ------------
CAPITAL GAINS INCOME.........................      8,447         170,979
                                               -----------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................         41         (10,475)
  Net unrealized appreciation (depreciation)
   of investments during the period..........     58,141       1,072,966
                                               -----------   ------------
    Net gain (loss) on investments...........     58,182       1,062,491
                                               -----------   ------------
    Net increase (decrease) in net assets
     resulting from operations...............    $72,824      $1,241,404
                                               -----------   ------------
                                               -----------   ------------

--------------------------------------------------------------------------------

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT VARIABLE LIFE TWO
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                               DIVERSIFIED    GLOBAL ASSET       GLOBAL
                                               INCOME FUND   ALLOCATION FUND   GROWTH FUND
                                               SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                               -----------   ---------------   -----------
OPERATIONS:
  Net investment income (loss)...............   $  3,548       $   16,282      $   54,214
  Capital gains income.......................        559           27,830          58,313
  Net realized gain (loss) on security
   transactions..............................         72            1,904          12,818
  Net unrealized appreciation (depreciation)
   of investments during the period..........      3,772           73,875         185,156
                                               -----------   ---------------   -----------
  Net increase (decrease) in net assets
   resulting from operations.................      7,951          119,891         310,501
                                               -----------   ---------------   -----------
UNIT TRANSACTIONS:
  Purchases..................................     69,865          216,473         933,794
  Net transfers..............................     66,718          951,228       1,576,563
  Surrenders.................................     (7,735)         (32,107)       (119,126)
  Loan withdrawals...........................     --                 (895)        (26,693)
  Cost of insurance..........................     (7,523)         (44,664)       (123,165)
                                               -----------   ---------------   -----------
  Net increase (decrease) in net assets
   resulting from unit transactions..........    121,325        1,090,035       2,241,373
                                               -----------   ---------------   -----------
  Total increase (decrease) in net assets....    129,276        1,209,926       2,551,874
NET ASSETS:
  Beginning of period........................     59,911          385,029       1,506,467
                                               -----------   ---------------   -----------
  End of period..............................   $189,187       $1,594,955      $4,058,341
                                               -----------   ---------------   -----------
                                               -----------   ---------------   -----------

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                               DIVERSIFIED    GLOBAL ASSET       GLOBAL
                                               INCOME FUND   ALLOCATION FUND   GROWTH FUND
                                               SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                               -----------   ---------------   -----------
OPERATIONS:
  Net investment income (loss)...............   $ --           $  --           $   --
  Capital gains income.......................     --              --               --
  Net realized gain (loss) on security
   transactions..............................         23               23              22
  Net unrealized appreciation (depreciation)
   of investments during the period..........      1,816           23,416          94,204
                                               -----------   ---------------   -----------
  Net increase (decrease) in net assets
   resulting from operations.................      1,839           23,439          94,226
                                               -----------   ---------------   -----------
UNIT TRANSACTIONS:
  Purchases..................................      5,545           46,464         157,447
  Net transfers..............................     53,826          314,944       1,150,116
  Surrenders.................................       (900)          (3,964)         (4,642)
  Loan withdrawals...........................     --              --               --
  Cost of insurance..........................       (399)         (13,366)        (39,530)
                                               -----------   ---------------   -----------
  Net increase (decrease) in net assets
   resulting from unit transactions..........     58,072          344,078       1,263,391
                                               -----------   ---------------   -----------
  Total increase (decrease) in net assets....     59,911          367,517       1,357,617
NET ASSETS
  Beginning of period........................     --               17,512         148,850
                                               -----------   ---------------   -----------
  End of Period..............................   $ 59,911       $  385,029      $1,506,467
                                               -----------   ---------------   -----------
                                               -----------   ---------------   -----------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                                              U.S. GOVERNMENT
                                               GROWTH AND       HIGH          MONEY             NEW           AND HIGH QUALITY
                                               INCOME FUND   YIELD FUND    MARKET FUND   OPPORTUNITIES FUND      BOND FUND
                                               SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT
                                               -----------   -----------   -----------   ------------------   ----------------
OPERATIONS:
  Net investment income (loss)...............  $   48,364    $   25,054    $    8,816        $ --                $   84,427
  Capital gains income.......................     117,720         2,905        --              --                  --
  Net realized gain (loss) on security
   transactions..............................         454         2,088        --                (2,744)              3,412
  Net unrealized appreciation (depreciation)
   of investments during the period..........     549,596        44,616        --               705,146             105,411
                                               -----------   -----------   -----------   ------------------   ----------------
  Net increase (decrease) in net assets
   resulting from operations.................     716,134        74,663         8,816           702,402             193,250
                                               -----------   -----------   -----------   ------------------   ----------------
UNIT TRANSACTIONS:
  Purchases..................................   1,047,062       202,481        46,630           880,486             905,167
  Net transfers..............................   3,026,454       435,717        (7,827)        1,743,133           1,214,258
  Surrenders.................................    (169,710)      (28,512)       (8,065)         (141,142)            (57,683)
  Loan withdrawals...........................     (83,344)       --            --               (12,422)            (69,040)
  Cost of insurance..........................    (176,607)      (30,461)       (4,477)         (114,029)           (111,805)
                                               -----------   -----------   -----------   ------------------   ----------------
  Net increase (decrease) in net assets
   resulting from unit transactions..........   3,643,855       579,225        26,261         2,356,026           1,880,897
                                               -----------   -----------   -----------   ------------------   ----------------
  Total increase (decrease) in net assets....   4,359,989       653,888        35,077         3,058,428           2,074,147
NET ASSETS:
  Beginning of period........................   1,615,137       348,748       200,434         1,769,406             931,341
                                               -----------   -----------   -----------   ------------------   ----------------
  End of period..............................  $5,975,126    $1,002,636    $  235,511        $4,827,834          $3,005,488
                                               -----------   -----------   -----------   ------------------   ----------------
                                               -----------   -----------   -----------   ------------------   ----------------

                                                                                                              U.S. GOVERNMENT
                                               GROWTH AND       HIGH          MONEY             NEW           AND HIGH QUALITY
                                               INCOME FUND   YIELD FUND    MARKET FUND   OPPORTUNITIES FUND      BOND FUND
                                               SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT
                                               -----------   -----------   -----------   ------------------   ----------------
OPERATIONS:
  Net investment income (loss)...............  $   --        $   --        $    2,362        $ --                $ --
  Capital gains income.......................      --            --            --              --                  --
  Net realized gain (loss) on security
   transactions..............................       1,065           284        --                   387                 184
  Net unrealized appreciation (depreciation)
   of investments during the period..........     127,318        18,495        --               (12,221)             33,963
                                               -----------   -----------   -----------   ------------------   ----------------
  Net increase (decrease) in net assets
   resulting from operations.................     128,383        18,779         2,362           (11,834)             34,147
                                               -----------   -----------   -----------   ------------------   ----------------
UNIT TRANSACTIONS:
  Purchases..................................      71,075        46,744         9,632           181,821              97,098
  Net transfers..............................   1,496,949       365,622       189,742         1,648,281             580,013
  Surrenders.................................     (63,304)      (73,491)       (2,732)          (23,865)            (22,449)
  Loan withdrawals...........................      --            --            --                    (4)           --
  Cost of insurance..........................     (17,966)       (8,906)         (968)          (24,993)            (37,657)
                                               -----------   -----------   -----------   ------------------   ----------------
  Net increase (decrease) in net assets
   resulting from unit transactions..........   1,486,754       329,969       195,674         1,781,240             617,005
                                               -----------   -----------   -----------   ------------------   ----------------
  Total increase (decrease) in net assets....   1,615,137       348,748       198,036         1,769,406             651,152
NET ASSETS
  Beginning of period........................      --            --             2,398          --                   280,189
                                               -----------   -----------   -----------   ------------------   ----------------
  End of Period..............................  $1,615,137    $  348,748    $  200,434        $1,769,406          $  931,341
                                               -----------   -----------   -----------   ------------------   ----------------
                                               -----------   -----------   -----------   ------------------   ----------------

                                                UTILITIES
                                               GROWTH AND
                                               INCOME FUND   VOYAGER FUND
                                               SUB-ACCOUNT   SUB-ACCOUNT
                                               -----------   ------------
OPERATIONS:
  Net investment income (loss)...............   $  6,195      $    7,934
  Capital gains income.......................      8,447         170,979
  Net realized gain (loss) on security
   transactions..............................         41         (10,475)
  Net unrealized appreciation (depreciation)
   of investments during the period..........     58,141       1,072,966
                                               -----------   ------------
  Net increase (decrease) in net assets
   resulting from operations.................     72,824       1,241,404
                                               -----------   ------------
UNIT TRANSACTIONS:
  Purchases..................................     56,076       1,401,137
  Net transfers..............................    158,063       2,438,213
  Surrenders.................................     (9,042)       (228,692)
  Loan withdrawals...........................     --             (38,108)
  Cost of insurance..........................    (10,227)       (203,142)
                                               -----------   ------------
  Net increase (decrease) in net assets
   resulting from unit transactions..........    194,870       3,369,408
                                               -----------   ------------
  Total increase (decrease) in net assets....    267,694       4,610,812
NET ASSETS:
  Beginning of period........................    141,849       3,092,579
                                               -----------   ------------
  End of period..............................   $409,543      $7,703,391
                                               -----------   ------------
                                               -----------   ------------
                                                UTILITIES
                                               GROWTH AND
                                               INCOME FUND   VOYAGER FUND
                                               SUB-ACCOUNT   SUB-ACCOUNT
                                               -----------   ------------
OPERATIONS:
  Net investment income (loss)...............   $ --          $  --
  Capital gains income.......................     --             --
  Net realized gain (loss) on security
   transactions..............................       (545)              9
  Net unrealized appreciation (depreciation)
   of investments during the period..........     10,598          59,940
                                               -----------   ------------
  Net increase (decrease) in net assets
   resulting from operations.................     10,053          59,949
                                               -----------   ------------
UNIT TRANSACTIONS:
  Purchases..................................     30,724         326,269
  Net transfers..............................    101,621       2,756,875
  Surrenders.................................        686         (47,111)
  Loan withdrawals...........................     --                  (4)
  Cost of insurance..........................     (1,235)        (42,616)
                                               -----------   ------------
  Net increase (decrease) in net assets
   resulting from unit transactions..........    131,796       2,993,413
                                               -----------   ------------
  Total increase (decrease) in net assets....    141,849       3,053,362
NET ASSETS
  Beginning of period........................     --              39,217
                                               -----------   ------------
  End of Period..............................   $141,849      $3,092,579
                                               -----------   ------------
                                               -----------   ------------

--------------------------------------------------------------------------------

        PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT VARIABLE LIFE TWO
                        HARTFORD LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

 1. ORGANIZATION:

    Separate Account Variable Life Two (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of twenty two sub-accounts. These financial statements include ten sub-accounts which invest solely in the Putnam VT funds (the Funds ). The other twelve sub-accounts, which invest in the Hartford and Fidelity Mutual Funds, are presented in separate financial statements. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in the various mutual funds as directed by the contractholders.

 2. SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    A) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    B) SECURITY VALUATION -- The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1997.

    C) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    D) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3. ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts.

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Hartford Life Insurance Company:

We have audited the accompanying Consolidated Balance Sheets of Hartford Life Insurance Company (the "Company") and subsidiaries as of December 31, 1997 and 1996, and the related Consolidated Statements of Income, Stockholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements and the schedules referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Hartford Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules listed in Index to Consolidated Financial Statements and Schedules are presented for the purpose of complying with the Securities and Exchange Commission's rules and are not part of the basic financial statements. These schedules have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, fairly state in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
January 27, 1998

--------------------------------------------------------------------------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                      ------------------------
                                                       1997     1996     1995
                                                      ------   ------   ------
                                                           (IN MILLIONS)
 Revenues
   Premiums and other considerations...............   $1,637   $1,705   $1,487
   Net investment income...........................    1,368    1,397    1,328
   Net realized capital gains (losses).............        4     (213)     (11)
                                                      ------   ------   ------
     Total revenues................................    3,009    2,889    2,804
                                                      ------   ------   ------
 Benefits, claims and expenses
   Benefits, claims and claim adjustment
    expenses.......................................    1,379    1,535    1,422
   Amortization of deferred policy acquisition
    costs..........................................      335      234      199
   Dividends to policyholders......................      240      635      675
   Other expenses..................................      586      427      317
                                                      ------   ------   ------
     Total benefits, claims and expenses...........    2,540    2,831    2,613
                                                      ------   ------   ------
   Income before income tax expense................      469       58      191
   Income tax expense..............................      167       20       62
                                                      ------   ------   ------
 Net income........................................   $  302   $   38   $  129
                                                      ------   ------   ------
                                                      ------   ------   ------

                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                       AS OF DECEMBER
                                                             31,
                                                      -----------------
                                                       1997      1996
                                                      -------   -------
                                                        (IN MILLIONS,
                                                      EXCEPT FOR SHARE
                                                            DATA)
 Assets
   Investments
   Fixed maturities, available for sale, at fair
    value (amortized cost of $13,885 and
    $13,579).......................................   $14,176   $13,624
   Equity securities, at fair value................       180       119
   Policy loans, at outstanding balance............     3,756     3,836
   Other investments, at cost......................        47        56
                                                      -------   -------
     Total investments.............................    18,159    17,635
   Cash............................................        54        43
   Premiums receivable and agents' balances........        18       137
   Accrued investment income.......................       330       407
   Reinsurance recoverables........................     6,325     6,259
   Deferred policy acquisition costs...............     3,315     2,760
   Deferred income tax.............................       348       474
   Other assets....................................       352       357
   Separate account assets.........................    69,055    49,690
                                                      -------   -------
     Total assets..................................   $97,956   $77,762
                                                      -------   -------
                                                      -------   -------

 Liabilities
   Future policy benefits..........................   $ 3,270   $ 2,474
   Other policyholder funds........................    21,034    22,134
   Other liabilities...............................     2,254     1,572
   Separate account liabilities....................    69,055    49,690
                                                      -------   -------
     Total liabilities.............................    95,613    75,870
                                                      -------   -------

 Stockholder's Equity
   Common stock -- 1,000 shares authorized, issued
    and outstanding, par value $5,690..............         6         6
   Additional paid in capital......................     1,045     1,045
   Net unrealized capital gains on securities, net
    of tax.........................................       179        30
   Retained earnings...............................     1,113       811
                                                      -------   -------
     Total stockholder's equity....................     2,343     1,892
                                                      -------   -------
   Total liabilities and stockholder's equity......   $97,956   $77,762
                                                      -------   -------
                                                      -------   -------

                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                    NET UNREALIZED
                                                                     CAPITAL GAINS
                                                     ADDITIONAL       (LOSSES) ON                       TOTAL
                                           COMMON     PAID IN         SECURITIES,      RETAINED     STOCKHOLDER'S
                                           STOCK      CAPITAL         NET OF TAX       EARNINGS        EQUITY
                                           ------  --------------   ---------------   -----------   -------------
                                                                       (IN MILLIONS)
 Balance, December 31, 1994..............    $6        $  826            $(654)         $  644         $  822
   Net income............................    --            --              --              129            129
   Capital contribution..................    --           181              --               --            181
   Change in net unrealized capital gains
    (losses) on securities, net of tax...    --            --             597               --            597
                                             --
                                                       ------          ------         -----------      ------
 Balance, December 31, 1995..............     6         1,007             (57)             773          1,729
   Net income............................    --            --              --               38             38
   Capital contribution..................    --            38              --               --             38
   Change in net unrealized capital gains
    (losses) on securities, net of tax...    --            --              87               --             87
                                             --
                                                       ------          ------         -----------      ------
 Balance, December 31, 1996..............     6         1,045              30              811          1,892
   Net income............................    --            --              --              302            302
   Change in net unrealized capital gains
    (losses) on securities, net of tax...    --            --             149               --            149
                                             --
                                                       ------          ------         -----------      ------
 Balance, December 31, 1997..............    $6        $1,045            $179           $1,113         $2,343
                                             --
                                             --
                                                       ------          ------         -----------      ------
                                                       ------          ------         -----------      ------

                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                           FOR THE YEARS ENDED DECEMBER
                                                       31,
                                          ------------------------------
                                            1997       1996       1995
                                          --------   --------   --------
                                                  (IN MILLIONS)
Operating Activities
  Net income............................  $    302   $     38   $    129
  Adjustments to reconcile net income to
   cash provided by operating activities
  Depreciation and amortization.........         8         14         21
  Net realized capital (gains) losses...        (4)       213         11
  Decrease (increase) in deferred income
   taxes................................        40       (102)      (172)
  Increase in deferred policy
   acquisition costs....................      (555)      (572)      (379)
  Decrease (increase) in premiums
   receivable and agents' balances......       119         10        (81)
  Decrease (increase) in accrued
   investment income....................        77        (13)       (16)
  Decrease (increase) in other assets...        52       (132)      (177)
  (Increase) decrease in reinsurance
   recoverables.........................      (416)       179        (35)
  Increase (decrease) in liabilities for
   future policy benefits...............       796        (92)       483
  Increase in other liabilities.........       379        477        281
                                          --------   --------   --------
    Cash provided by operating
     activities.........................       798         20         65
                                          --------   --------   --------
Investing Activities
  Purchases of fixed maturity
   investments..........................    (6,231)    (5,747)    (6,228)
  Sales of fixed maturity investments...     4,232      3,459      4,845
  Maturities and principal paydowns of
   fixed maturity investments...........     2,329      2,693      1,741
  Net sales (purchases) of other
   investments..........................        24       (107)      (871)
  Net (purchases) sales of short-term
   investments..........................      (638)        84        (24)
                                          --------   --------   --------
    Cash (used for) provided by
     investing activities...............      (284)       382       (537)
                                          --------   --------   --------
Financing Activities
  Capital contribution..................        --         38         --
  Net (disbursements for) receipts from
   investment and universal life-type
   contracts (charged against) credited
   to policyholder accounts.............      (503)      (443)       498
                                          --------   --------   --------
    Cash (used for) provided by
     financing activities...............      (503)      (405)       498
                                          --------   --------   --------
  Increase (decrease) in cash...........        11         (3)        26
  Cash -- beginning of year.............        43         46         20
                                          --------   --------   --------
  Cash -- end of year...................  $     54   $     43   $     46
                                          --------   --------   --------
                                          --------   --------   --------
Supplemental Disclosure of Cash Flow
 Information:
  Net Cash Paid During the Year for:
  Income taxes..........................  $      9   $    189   $    162

Noncash Financing Activities:
  Capital contribution..................  $     --   $     --   $    181
                                          --------   --------   --------
                                          --------   --------   --------

                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
   (DOLLAR AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA UNLESS OTHERWISE STATED)

 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

    These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries (the "Company"), ITT Hartford Life and Annuity Insurance Company ("ILA") and ITT Hartford International Life Reassurance Corporation ("HLRe"), formerly American Skandia Life Reinsurance Corporation. The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct subsidiary of Hartford Accident and Indemnity Company ("HA&I"), an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). On February 10, 1997, Hartford Life filed a registration statement, as amended, with the Securities and Exchange Commission relating to an Initial Public Offering ("IPO") of the Hartford Life's Class A Common Stock. Pursuant to the IPO on May 22, 1997, Hartford Life sold to the public 26 million shares at $28.25 per share and received net proceeds of $687. Of the proceeds, $527 was used to retire debt related to Hartford Life's outstanding promissory notes and line of credit with the remaining $160 contributed by Hartford Life to HLA to support growth in its core businesses.

    On December 19, 1995, ITT Industries, Inc. (formerly ITT Corporation) ("ITT") distributed all the outstanding shares of capital stock of The Hartford to ITT stockholders of record on such date. As a result, The Hartford became an independent, publicly traded company.

    Along with its parent, the Company is a leading insurance and financial services company which provides (a) investment products such as individual variable annuities and fixed market value adjusted annuities, deferred compensation and retirement plan services and mutual funds for savings and retirement needs; (b) life insurance for income protection and estate planning; and (c) employee benefits products such as group life and group disability insurance and corporate owned life insurance.

 2. SIGNIFICANT ACCOUNTING POLICIES

(A) BASIS OF PRESENTATION

    These consolidated financial statements present the financial position, results of operations and cash flows of the Company. All material intercompany transactions and balances between the Company, its subsidiaries and affiliates have been eliminated. The consolidated financial statements are prepared on the basis of generally accepted accounting principles which differ materially from the statutory accounting practices prescribed by various insurance regulatory authorities.

    The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs and the liability for future policy benefits and other policyholder funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

    Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

(B) CHANGES IN ACCOUNTING PRINCIPLES

    In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") No. 97-3 "Accounting by Insurance and Other Enterprises for Insurance Related Assessments". This SOP provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities. Specifically, the SOP provides guidance on when a guaranty fund or other assessment should be recognized, how to measure the liability, and what information should be disclosed. This SOP will be effective for fiscal years beginning after December 15, 1998. Adoption of SOP 97-3 is not expected to have a material impact on the Company's financial condition or results of operations.

    On November 14, 1996, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 96-12, "Recognition of Interest Income and Balance Sheet Classification of Structured Notes". This EITF issue requires companies to record income on certain structured securities on a retrospective interest method. The Company adopted EITF No. 96-12 for structured securities acquired after November 14, 1996. Adoption of EITF No. 96-12 did not have a material effect on the Company's financial condition or results of operations.

    In June 1996, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" which is effective for transfers and servicing of financial

--------------------------------------------------------------------------------

assets and extinguishments of liabilities occurring after December 31, 1996. This statement established criteria for determining whether transferred assets should be accounted for as sales or secured borrowings. Subsequently, in December 1996, the FASB issued SFAS No. 127, "Deferral of Effective Date of Certain Provisions of FASB Statement No. 125", which defers the effective date of certain provisions of SFAS No. 125 for one year. Adoption of SFAS No. 125 is not expected to have a material effect on the Company's financial condition or results of operations.

    Effective January 1, 1996, the Company adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". This statement establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets to be held and used and for long-lived assets and certain identifiable intangibles to be disposed of. Adoption of SFAS No. 121 did not have a material effect on the Company's financial condition or results of operations.

    The Company's cash flows were not impacted by these changes in accounting principles.

(C) REVENUE RECOGNITION

    Revenues for universal life-type policies and investment products consist of policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances and are recognized in the period in which services are provided. Premiums for traditional life insurance and disability policies are recognized as revenues when they are due from policyholders.

(D) FUTURE POLICY BENEFITS AND OTHER POLICYHOLDER FUNDS

    Liabilities for future policy benefits are computed by the net level premium method using interest rate assumptions varying from 3% to 11% and withdrawal and mortality assumptions appropriate at the time the policies were issued. Health reserves, which are the result of sales of group long-term and short-term disability, stop loss, Medicare Supplement and individual disability products, are stated at amounts determined by estimates on individual cases and estimates of unreported claims based on past experience. Liabilities for universal life-type and investment contracts are stated at policyholder account values before surrender charges.

(E) POLICYHOLDER REALIZED CAPITAL GAINS AND LOSSES

    Realized capital gains and losses on security transactions associated with the Company's immediate participation guaranteed contracts are excluded from revenues and deferred over the expected maturity of the securities, since under the terms of the contracts the realized gains and losses will be credited to policyholders in future years as they are entitled to receive them.

(F) INVESTMENTS

    The Company's investments in fixed maturities include bonds and commercial paper which are considered "available for sale" and accordingly are carried at fair value with the after-tax difference from cost reflected as a component of Stockholder's Equity designated "Net unrealized capital gains (losses) on securities, net of tax". Equity securities, which include common and non-redeemable preferred stocks, are carried at fair values with the after-tax difference from cost reflected in Stockholder's Equity. Policy loans are carried at outstanding balance which approximates fair value. Net realized capital gains and losses, after deducting pension policyholders' share, are reported as a component of revenue and are determined on a specific identification basis.

    The Company's accounting policy for impairment requires recognition of an other than temporary impairment charge on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligations of the security. In addition, for securities expected to be sold, an other than temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. Once an impairment charge has been recorded, the Company then continues to review the other than temporarily impaired securities for appropriate valuation on an on-going basis.

    During 1996, it was determined that certain individual securities within the investment portfolio supporting the Company's block of guaranteed rate contract business written prior to 1995 ("Closed Book GRC") could not recover to amortized cost prior to sale. Therefore, an other than temporary impairment loss of $88, after-tax, was recorded.

(G) DERIVATIVE INSTRUMENTS

    The Company uses a variety of derivative instruments including swaps, caps, floors, forwards and exchange traded financial futures and options as part of an overall risk management strategy. These instruments are used as a means of hedging exposure to price, foreign currency and/ or interest rate risk on planned investment purchases or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes. The Company's accounting for derivative instruments used to manage risk is in accordance with the concepts established in SFAS No. 80, "Accounting for Futures Contracts", SFAS No. 52, "Foreign Currency Translation", AICPA SOP 86-2, "Accounting for Options" and various EITF pronouncements. Written options are used, in all cases in conjunction with other assets and derivatives, as part of the Company's asset and liability management strategy. Derivative instruments are carried at values consistent with the asset or liability being hedged. Derivative instruments used to hedge fixed maturities or equity securities are carried at fair value

--------------------------------------------------------------------------------

with the after-tax difference from cost reflected in Stockholder's Equity. Derivative instruments used to hedge other invested assets or liabilities are carried at cost.

    Derivative instruments must be designated at inception as a hedge and measured for effectiveness both at inception and on an on-going basis. The Company's minimum correlation threshold for hedge designation is 80%. If correlation, which is assessed monthly and measured based on a rolling three month average, falls below 80%, hedge accounting will be terminated. Derivative instruments used to create a synthetic asset must meet synthetic accounting criteria including designation at inception and consistency of terms between the synthetic and the instrument being replicated. Consistent with industry practice, synthetic instruments are accounted for like the financial instrument it is intended to replicate. Derivative instruments which fail to meet risk management criteria, subsequent to acquisition, are marked to market with the impact reflected in the Consolidated Statements of Income.

    Gains or losses on financial futures contracts entered into in anticipation of the investment of future receipt of product cash flows are deferred and, at the time of the ultimate investment purchase, reflected as an adjustment to the cost basis of the purchased asset. Gains or losses on futures used in invested asset risk management are deferred and adjusted into the cost basis of the hedged asset when the contract futures are closed, except for futures used in duration hedging which are deferred and basis adjusted on a quarterly basis. The basis adjustments are amortized into net investment income over the remaining asset life.

    Open forward commitment contracts are marked to market through Stockholder's Equity. Such contracts are accounted for at settlement by recording the purchase of the specified securities at the previously committed price. Gains or losses resulting from the termination of forward commitment contracts before the delivery of the securities are recognized immediately in the Consolidated Statements of Income as a component of net investment income.

    The cost of options entered into as part of a risk management strategy are basis adjusted to the underlying asset or liability and amortized over the remaining life of the option. Gains or losses on expiration or termination are adjusted into the basis of the underlying asset or liability and amortized over the remaining asset life.

    Interest rate swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the life of the swap agreement as an adjustment to investment income. Should the swap be terminated, the gain or loss is adjusted into the basis of the asset or liability and amortized over the remaining life. Should the hedged asset be sold or liability terminated without terminating the swap position, any swap gains or losses are immediately recognized in net investment income. Interest rate swaps purchased in anticipation of an asset purchase ("anticipatory transaction") are recognized consistent with the underlying asset components such that the settlement component is recognized in the Consolidated Statements of Income while the change in market value is recognized as an unrealized capital gain or loss.

    Premiums paid on purchased floor or cap agreements and the premium received on issued cap or floor agreements (used for risk management) are adjusted into the basis of the applicable asset and amortized over the asset life. Gains or losses on termination of such positions are adjusted into the basis of the asset or liability and amortized over the remaining asset life. Net payments are recognized as an adjustment to income or basis adjusted and amortized depending on the specific hedge strategy.

    Forward exchange contracts and foreign currency swaps are accounted for in accordance with SFAS No. 52. Changes in the spot rate of instruments designated as hedges of the net investment in a foreign subsidiary are reflected in the cumulative translation adjustments component of Stockholder's Equity. Cash flows from futures, options, and swaps, accounted for as hedges, are included with the cash flows of the item being hedged.

(H) SEPARATE ACCOUNTS

    The Company maintains separate account assets and liabilities which are reported at fair value. Separate account assets are segregated from other investments, and investment income and gains and losses accrue directly to the policyholders. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the policyholder assumes the investment risk, and guaranteed separate account assets, wherein the Company contractually guarantees either a minimum return or account value to the policyholder.

(I) DEFERRED POLICY ACQUISITION COSTS

    Policy acquisition costs, which include commissions and certain underwriting expenses associated with acquiring business, are deferred and amortized over the estimated lives of the contracts, generally 20 years. Generally, acquisition costs are deferred and amortized using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of expected gross profits from surrender charges, investment, mortality and expense margins. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates, when appropriate, and evaluates the recoverability of the deferred acquisition cost asset. When appropriate, management revises its assumptions on the estimated gross profits of these contracts and the cumulative amortization

--------------------------------------------------------------------------------

for the books of business are reestimated and adjusted by a cumulative charge or credit to income.

    The Company's other expenses include the following:

                                          1997       1996       1995
                                        ---------  ---------  ---------
Commissions...........................  $     976  $     848  $     619
Deferred acquisition costs............       (862)      (823)      (618)
Other.................................        472        402        316
                                        ---------  ---------  ---------
    Total other expenses..............  $     586  $     427  $     317
                                        ---------  ---------  ---------
                                        ---------  ---------  ---------

(J) DIVIDENDS TO POLICYHOLDERS

    Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of the life insurance subsidiaries of the Company. The participating insurance in force accounted for 55%, 44%, and 41% in 1997, 1996, and 1995, respectively, of total insurance in force.

 3. INITIAL PUBLIC OFFERING

    On February 10, 1997, Hartford Life filed a registration statement, as amended, with the Securities and Exchange Commission, relating to the IPO of Hartford Life's Class A Common Stock. Pursuant to the IPO on May 22, 1997, Hartford Life sold to the public 26 million shares at $28.25 per share and received proceeds, net of offering expenses, of $687. Of the proceeds, $527 was used to retire debt related to Hartford Life's promissory notes outstanding and line of credit. The remaining $160 was contributed by Hartford Life to HLA to support growth in its core businesses. The 26 million shares sold in the Offering represent approximately 18.6% of the equity ownership in Hartford Life and approximately 4.4% of the combined voting power of Hartford Life's Class A and Class B Common Stock. The Hartford owns all of the 114 million outstanding shares of Class B Common Stock of Hartford Life, representing approximately 81.4% of the equity ownership in Hartford Life and approximately 95.6% of the combined voting power of Hartford Life's Class A and Class B Common Stock. Holders of Class A Common Stock generally have identical rights to the holders of Class B Common Stock except that the holders of Class A Common Stock are entitled to one vote per share while holders of Class B Common Stock are entitled to five votes per share on all matters submitted to a vote of Hartford Life's stockholders.

 4. INVESTMENTS AND DERIVATIVE INSTRUMENTS

(A) COMPONENTS OF NET INVESTMENT INCOME

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        1997       1996       1995
                                      ---------  ---------  ---------
Interest income from fixed
 maturities.........................  $     932  $     918  $     996
Interest income from policy loans...        425        477        342
Income from other investments.......         26         15          1
                                      ---------  ---------  ---------
Gross investment income.............      1,383      1,410      1,339
Less: Investment expenses...........         15         13         11
                                      ---------  ---------  ---------
Net investment income...............  $   1,368  $   1,397  $   1,328
                                      ---------  ---------  ---------
                                      ---------  ---------  ---------

(B) COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                           ---------------------------------
                                              1997        1996       1995
                                              -----     ---------  ---------
Fixed maturities.........................   $      (7)  $    (201) $      23
Equity securities........................          12           2         (6)
Real estate and other....................          (1)         (4)       (25)
Less: Increase in liability to
 policyholders for realized capital
 gains...................................          --         (10)        (3)
                                                  ---   ---------  ---------
Net realized capital gains (losses)         $       4   $    (213) $     (11)
                                                  ---   ---------  ---------
                                                  ---   ---------  ---------

(C) NET UNREALIZED CAPITAL GAINS (LOSSES) ON EQUITY SECURITIES

                                                       FOR THE YEARS ENDED
                                                          DECEMBER 31,
                                              -------------------------------------
                                                 1997         1996         1995
                                                 -----        -----        -----
Gross unrealized capital gains..............   $      14    $      13    $       4
Gross unrealized capital losses.............          --           (1)          (2)
                                                     ---          ---          ---
Net unrealized capital gains................          14           12            2
Deferred income tax expense.................           5            4            1
                                                     ---          ---          ---
Net unrealized capital gains, net of tax....           9            8            1
Balance -- beginning of year................           8            1           (6)
                                                     ---          ---          ---
Net change in unrealized capital gains
 (losses) on equity securities..............   $       1    $       7    $       7
                                                     ---          ---          ---
                                                     ---          ---          ---

--------------------------------------------------------------------------------

(D) NET UNREALIZED CAPITAL GAINS (LOSSES) ON FIXED MATURITIES

                                                                    FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                                   ---------------------
                                                                   1997    1996    1995
                                                                   -----   -----   -----
Gross unrealized capital gains...................................  $ 371   $ 386   $ 529
Gross unrealized capital losses..................................    (80)   (341)   (569)
Unrealized capital (gains) losses credited to policyholders......    (30)    (11)    (52)
                                                                   -----   -----   -----
Net unrealized capital gains (losses)............................    261      34     (92)
Deferred income tax expense (benefit)............................     91      12     (34)
                                                                   -----   -----   -----
Net unrealized capital gains (losses), net of tax................    170      22     (58)
Balance -- beginning of year.....................................     22     (58)   (648)
                                                                   -----   -----   -----
Net change in unrealized capital gains (losses) on fixed
 maturities......................................................  $ 148   $  80   $ 590
                                                                   -----   -----   -----
                                                                   -----   -----   -----

(E) FIXED MATURITY INVESTMENTS

                                                                                 AS OF DECEMBER 31, 1997
                                                                   ---------------------------------------------------
                                                                                   GROSS         GROSS
                                                                   AMORTIZED    UNREALIZED    UNREALIZED
                                                                      COST         GAINS        LOSSES      FAIR VALUE
                                                                   ----------   -----------   -----------   ----------
U.S. gov't and gov't agencies and authorities
 (guaranteed and sponsored)......................................    $   217       $  3          $ (1)        $   219
U.S. gov't and gov't agencies and authorities
 (guaranteed and sponsored) -- asset backed......................      1,175         64           (35)          1,204
States, municipalities and political subdivisions................        211          7            (1)            217
International governments........................................        376         20            (3)            393
Public utilities.................................................        871         26            (3)            894
All other corporate including international......................      5,033        200           (25)          5,208
All other corporate -- asset backed..............................      4,091         41            (8)          4,124
Short-term investments...........................................      1,318         --            --           1,318
Certificates of deposit..........................................        593         10            (4)            599
                                                                   ----------     -----         -----       ----------
    Total fixed maturities.......................................    $13,885       $371          $(80)        $14,176
                                                                   ----------     -----         -----       ----------
                                                                   ----------     -----         -----       ----------

                                                                                 AS OF DECEMBER 31, 1996
                                                                   ---------------------------------------------------
                                                                                   GROSS         GROSS
                                                                   AMORTIZED    UNREALIZED    UNREALIZED
                                                                      COST         GAINS        LOSSES      FAIR VALUE
                                                                   ----------   -----------   -----------   ----------
U.S. gov't and gov't agencies and authorities
 (guaranteed and sponsored)......................................    $   166       $ 12          $ (3)        $   175
U.S. gov't and gov't agencies and authorities
 (guaranteed and sponsored) -- asset backed......................      1,970        161          (128)          2,003
States, municipalities and political subdivisions................        373          6           (11)            368
International governments........................................        281         12            (4)            289
Public utilities.................................................        877         12            (8)            881
All other corporate including international......................      4,656        120          (107)          4,669
All other corporate -- asset backed..............................      3,601         49           (59)          3,591
Short-term investments...........................................      1,655         14           (21)          1,648
                                                                   ----------     -----       -----------   ----------
    Total fixed maturities.......................................    $13,579       $386          $(341)       $13,624
                                                                   ----------     -----       -----------   ----------
                                                                   ----------     -----       -----------   ----------

    The amortized cost and estimated fair value of fixed maturity investments at December 31, 1997 by estimated maturity year are shown below. Expected maturities differ from contractual maturities due to call or prepayment provisions. Asset backed securities, including MBS and CMO's, are distributed to maturity year based on the Company's estimates of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral and can be expected to vary from actual experience.

                                    MATURITY

                                            AMORTIZED
                                              COST      FAIR VALUE
                                           -----------  -----------
One year or less.........................   $   2,838    $   2,867
Over one year through five years.........       5,528        5,595
Over five years through ten years........       3,094        3,156
Over ten years...........................       2,425        2,558
                                           -----------  -----------
    Total................................   $  13,885    $  14,176
                                           -----------  -----------
                                           -----------  -----------

--------------------------------------------------------------------------------

    Sales of fixed maturities, excluding short-term fixed maturities, for the years ended December 31, 1997, 1996 and 1995 resulted in proceeds of $4.2 billion, $3.5 billion and $4.8 billion, gross realized capital gains of $169, $87 and $91, gross realized capital losses (including writedowns) of $176, $298 and $72, respectively. Sales of equity security investments for the years ended December 31, 1997, 1996 and 1995 resulted in proceeds of $132, $74 and $64, gross realized capital gains of $12, $2 and $28 and gross realized capital losses of $0, $0 and $59, respectively.

(F) CONCENTRATION OF CREDIT RISK

    Excluding investments in U.S. government and agencies, the Company has not invested in the securities of a single issuer in amounts greater than 10% of stockholder's equity at December 31, 1997.

(G) DERIVATIVE INSTRUMENTS

    The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards and exchange traded futures and options, in accordance with Company policy and in order to achieve one of three Company approved objectives: to hedge risk arising from interest rate, price or currency exchange rate volatility; to manage liquidity; or, to control transactions costs. The Company utilizes derivative instruments to manage market risk through four principal risk management strategies: hedging anticipated transactions, hedging liability instruments, hedging invested assets and hedging portfolios of assets and/or liabilities. The Company does not trade in these instruments for the express purpose of earning trading profits.
    The Company maintains a derivatives counterparty exposure policy which establishes market-based credit limits, favors long-term financial stability and creditworthiness, and typically requires credit enhancement/credit risk reducing agreements. Credit risk is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. Credit exposures are quantified weekly and netted, and collateral is pledged to or held by the Company to the extent the current value of derivatives exceed exposure policy thresholds.

    The Company's derivative program is monitored by an internal compliance unit and is reviewed by senior management and Hartford Life's Finance Committee. Notional amounts, which represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk, pertaining to derivative financial instruments (excluding the Company's guaranteed separate account derivative investments), totaled $6.5 billion and $9.9 billion ($4.6 billion and $7.4 billion related to the Company's investments, $1.9 billion and $2.5 billion on the Company's liabilities) at December 31, 1997 and 1996, respectively.

    The table below provides a summary of derivative instruments held by the Company at December 31, 1997 and 1996, segregated by major investment and liability category:

                                                          1997 -- AMOUNT HEDGED (NOTIONAL AMOUNTS)
                                     ----------------------------------------------------------------------------------
                                                           PURCHASED
                                                             CAPS,                                FOREIGN
                                      TOTAL      ISSUED      FLOORS                   INTEREST    CURRENCY     TOTAL
                                     CARRYING    CAPS &       AND        FUTURES        RATE       SWAPS      NOTIONAL
           ASSETS HEDGED              VALUE      FLOORS     OPTIONS        (2)         SWAPS        (3)        AMOUNT
-----------------------------------  --------   --------   ----------   ----------   ----------   --------   ----------
Asset backed securities (excluding
 inverse floaters and
 anticipatory).....................  $  5,253   $    500   $ 1,404      $    28      $      221     $--       $ 2,153
Inverse floaters (1)...............        75         47        80           --              25      --           152
Anticipatory (4)...................        --         --        --           --              --      --            --
Other bonds and notes..............     7,531        462       460           22           1,258      91         2,293
Short-term investments.............     1,317         --        --           --              --      --            --
                                     --------   --------   ----------       ---      ----------     ---      ----------
    Total fixed maturities.........    14,176      1,009     1,944           50           1,504      91         4,598
Equity securities, policy loans and
 other investments.................     3,983         --        --           --              --      --            --
                                     --------   --------   ----------       ---      ----------     ---      ----------
    Total investments..............  $ 18,159   $  1,009   $ 1,944      $    50      $    1,504     $91       $ 4,598
    Long term debt.................        --         --        --           --              --      --            --
    Other policy claims............        --         10       150           --           1,747      --         1,907
                                     --------   --------   ----------       ---      ----------     ---      ----------
  Total derivatives -- notional
   value...........................             $  1,019   $ 2,094      $    50      $    3,251     $91       $ 6,505
                                     --------   --------   ----------       ---      ----------     ---      ----------
Total derivatives -- fair value....             $     (8)  $    23      $    --      $       19     $(6)      $    28
                                     --------   --------   ----------       ---      ----------     ---      ----------
                                     --------   --------   ----------       ---      ----------     ---      ----------

--------------------------------------------------------------------------------

                                                      1996 --AMOUNT HEDGED (NOTIONAL AMOUNTS)
                                     --------------------------------------------------------------------------
                                                                                              FOREIGN
                                      TOTAL    ISSUED    PURCHASED                 INTEREST   CURRENCY   TOTAL
                                     CARRYING  CAPS &   CAPS, FLOORS                 RATE      SWAPS    NOTIONAL
           ASSETS HEDGED              VALUE    FLOORS   AND OPTIONS   FUTURES (2)    SWAPS      (3)     AMOUNT
-----------------------------------  --------  -------  ------------  -----------  ---------  --------  -------
Asset backed securities (excluding
 inverse floaters and
 anticipatory).....................  $  5,242  $   500    $   2,454       $  --     $    941    $  --   $3,895
Inverse floaters (1)...............       352       98          856          --          346       --    1,300
Anticipatory (4)...................        --       --           --         132           --       --      132
Other bonds and notes..............     7,369      425          440           5        1,079      125    2,074
Short-term investments.............       661       --           --          --           --       --       --
                                     --------  -------  ------------      -----    ---------  --------  -------
    Total fixed maturities.........    13,624    1,023        3,750         137        2,366      125    7,401
Equity securities, policy loans and
 other investments.................     4,011       --           --          --           19       --       19
                                     --------  -------  ------------      -----    ---------  --------  -------
    Total investments..............  $ 17,635  $ 1,023    $   3,750       $ 137     $  2,385    $ 125   $7,420
    Long term debt.................        --       --           --          --           --       --       --
    Other policy claims............        --       10          150          --        2,351       --    2,511
                                     --------  -------  ------------      -----    ---------  --------  -------
    Total derivatives -- notional
     value.........................            $ 1,033    $   3,900       $ 137     $  4,736    $ 125   $9,931
                                     --------  -------  ------------      -----    ---------  --------  -------
    Total derivatives -- fair
     value.........................            $   (10)   $      38       $  --     $      2    $  (9 ) $   21
                                     --------  -------  ------------      -----    ---------  --------  -------
                                     --------  -------  ------------      -----    ---------  --------  -------

---------

    (1) Inverse floaters are variations of collateralized mortgage obligations ("CMO's") for which the coupon rates move inversely with an index rate such as the London interbank offered rate ("LIBOR"). The risk to principal is considered negligible as the underlying collateral for the securities is guaranteed or sponsored by government agencies. To address the volatility risk created by the coupon variability, the Company uses a variety of derivative instruments, primarily interest rate swaps, caps and floors.

    (2) As of December 31, 1997 and 1996, over 44% and 39% , respectively, of the notional futures contracts expire within one year.

    (3) As of December 31, 1997 and 1996, over 16% and 42%, respectively, of foreign currency swaps expire within one year; the balance matures over the succeeding 9 years.

    (4) Deferred gains and losses on anticipatory transactions are included in the carrying value of fixed maturities in the Consolidated Balance Sheets. At the time of the ultimate purchase, they are reflected as a basis adjustment to the purchased asset. At December 31, 1997, the Company had $0 deferred gains and losses. At December 31, 1996, the Company had $0.9 in net deferred gains for futures, interest rate swaps and purchased options of which $2.0 was basis adjusted in 1997.

    The following is a reconciliation of notional amounts by derivative type and strategy as of December 31, 1997 and 1996:

                                             DECEMBER 31, 1996               MATURITIES/    DECEMBER 31, 1997
                                              NOTIONAL AMOUNT    ADDITIONS TERMINATIONS (1)  NOTIONAL AMOUNT
                                             -----------------   -------- ----------------- -----------------
BY DERIVATIVE TYPE
Caps.........................................      $1,755         $   14       $  530            $1,239
Floors.......................................       3,168             28        1,332             1,864
Swaps/Forwards...............................       4,861            941        2,460             3,342
Futures......................................         137            131          218                50
Options......................................          10             --           --                10
                                                 -------         --------     -------           -------
    Total....................................      $9,931         $1,114       $4,540            $6,505
                                                 -------         --------     -------           -------
BY STRATEGY
Liability....................................      $2,511         $  191       $  795            $1,907
Anticipatory.................................         132              4          136                --
Asset........................................       2,112            739        1,046             1,805
Portfolio....................................       5,176            180        2,563             2,793
                                                 -------         --------     -------           -------
    Total....................................      $9,931         $1,114       $4,540            $6,505
                                                 -------         --------     -------           -------
                                                 -------         --------     -------           -------

---------

(1) During 1997, the Company had no significant gains or losses on terminations of hedge positions using derivative financial instruments.

--------------------------------------------------------------------------------

 5. FAIR VALUE OF FINANCIAL INSTRUMENTS

    Statement of Financial Accounting Standards No. 107 "Disclosure about Fair Value of Financial Instruments" requires disclosure of fair value information of financial instruments. For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used. Because considerable judgment is used, these estimates are not necessarily indicative of amounts that could be realized in a current market exchange. SFAS No. 107 excludes certain financial instruments from disclosure, including insurance contracts.

    For cash, short-term investments, accounts receivable, policy loans, mortgage loans and other liabilities, carrying amounts on the Consolidated Balance Sheets approximate fair value.

    Fair value for fixed maturities and marketable equity securities are based upon quoted market prices. Fair value for securities that are not publicly traded are analytically determined. These amounts are disclosed in Note 4 of Notes to Consolidated Financial Statements.

    The fair value of derivative financial instruments, including swaps, caps, floors, futures, options and forward commitments, is determined using a pricing model which is validated through quarterly comparison to dealer quoted prices. Amounts are disclosed in Note 4 of Notes to Consolidated Financial Statements.

    Fair value for partnerships and trusts are based on external market valuations from partnership and trust management.

    Other policy claims and benefits payable fair value information is determined by estimating future cash flows, discounted at the current market rate.

    The carrying amount and fair values of the Company's financial instruments at December 31, 1997 and 1996 were as follows:

                                                                1997                1996
                                                         ------------------  ------------------
                                                         CARRYING    FAIR    CARRYING    FAIR
                                                          AMOUNT     VALUE    AMOUNT     VALUE
                                                         ---------  -------  ---------  -------
ASSETS
  Fixed maturities.....................................   $ 14,176  $14,176   $ 13,624  $13,624
  Equity securities....................................        180      180        119      119
  Policy loans.........................................      3,756    3,756      3,836    3,836
  Mortgage loans.......................................         --       --          2        2
  Investments in partnerships, trusts and other........         47       91         54      104
LIABILITIES
  Other policy benefits................................   $ 11,769  $11,755   $ 11,707  $11,469

 6. SEPARATE ACCOUNTS

    The Company maintained separate account assets and liabilities totaling $69.1 billion and $49.7 billion at December 31, 1997 and 1996, respectively, which are reported at fair value. Separate account assets are segregated from other investments and net investment income and net realized capital gains and losses accrue directly to the policyholder. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $58.6 billion and $39.4 billion at December 31, 1997 and 1996, respectively, wherein the policyholder assumes the investment risk, and guaranteed separate accounts totaling $10.5 and $10.3 billion at December 31, 1997 and 1996, respectively, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. Included in the non-guaranteed category were policy loans totaling $1.9 billion and $2.0 billion at December 31, 1997 and 1996, respectively. Net investment income (including net realized capital gains and losses) and interest credited to policyholders on separate account assets are not reflected in the Consolidated Statements of Income.

    Separate account management fees were $699, $538 and $387 in 1997, 1996 and 1995, respectively. The guaranteed separate accounts include fixed market value adjusted individual annuity and modified guaranteed life insurance. The average credited interest rate on these contracts was 6.52% at December 31, 1997. The assets that support these liabilities were comprised of $10.2 billion in fixed maturities as of December 31, 1997. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, fixed MVA annuity and modified guaranteed life insurance contracts carry a graded surrender charge as well as a market value adjustment. Additional investment risk is hedged using a variety of derivatives which totaled $119 in carrying value and $3.0 billion in notional amounts as of December 31, 1997.

--------------------------------------------------------------------------------

 7. INCOME TAX

    Hartford Life and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were filing separate Federal, state and local income tax returns.

    As long as The Hartford continues to beneficially own, directly or indirectly, at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of Hartford Life, the Company will be included for Federal income tax purposes in the affiliated group of which The Hartford is the common parent. To the extent allowed by law, it is the intention of The Hartford and its subsidiaries to continue to file a single consolidated Federal income tax return. The Company will continue to remit (receive from) The Hartford a current income tax provision (benefit) computed in accordance with such tax sharing agreement. The Company's effective tax rate was 36%, 35% and 32% in 1997, 1996 and 1995, respectively.

    Income tax expense is as follows:

                                                    FOR THE YEARS ENDED
                                                       DECEMBER 31,
                                                 -------------------------
                                                 1997     1996       1995
                                                 ----    ------     ------
Current......................................    $119    $  122     $  211
Deferred.....................................      48      (102)      (149)
                                                 ----    ------     ------
  Income tax expense.........................    $167    $   20     $   62
                                                 ----    ------     ------
                                                 ----    ------     ------

    A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision for income taxes is as follows:

                                              FOR THE YEARS ENDED DECEMBER 31,
                                             -----------------------------------
                                               1997        1996         1995
                                             ---------     -----        -----
Tax provision at the U.S. Federal statutory
 rate......................................  $     164   $      20    $      67
Tax-exempt income..........................         --          --           (3)
Foreign tax credit.........................         --          --           (4)
Other......................................          3          --            2
                                             ---------         ---          ---
  Total....................................  $     167   $      20    $      62
                                             ---------         ---          ---
                                             ---------         ---          ---

    Deferred tax assets include the following at December 31:

                                                     1997       1996
                                                   ---------  ---------
Tax return deferred acquisition costs............  $     639  $     514
Financial statement deferred acquisition costs
 and reserves....................................       (366)      (242)
Employee benefits................................          5          8
Net unrealized capital gains on securities.......        (96)       (16)
Investments and other............................        166        210
                                                   ---------  ---------
  Total..........................................  $     348  $     474
                                                   ---------  ---------
                                                   ---------  ---------

    Income taxes paid were $9, $189 and $162 in 1997, 1996 and 1995, respectively. The Company had a current tax payment of $27 due to The Hartford at December 31, 1997 and a tax refund due from The Hartford of $72 at December 31, 1996.

    Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in a "Policyholders' Surplus Account" and will be taxable in the future only under conditions which management considers to be remote; therefore, no Federal income taxes have been provided on this deferred income. The balance for tax return purposes of the Policyholders' Surplus Account as of December 31, 1997 was $37.

 8. POSTRETIREMENT BENEFIT AND SAVINGS PLANS

(A) PENSION PLANS

    The Company's employees are included in The Hartford's noncontributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Company's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, as amended, and the maximum amount that can be deducted for U.S. Federal income tax purposes. Generally, pension costs are funded through the purchase of the Company's group pension contracts. The cost to the Company was approximately $5, $5 and $2 in 1997, 1996 and 1995, respectively.

    The Company also provides, through The Hartford, certain health care and life insurance benefits for eligible retired employees. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. The Company's contribution for health care benefits will depend on the retiree's date of retirement and years of service. In addition, the plan has a defined dollar cap which limits average Company contributions. The Company has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Postretirement health care and life insurance benefits expense, allocated by The Hartford, was immaterial to the results of operations for 1997, 1996 and 1995, respectively.

    The assumed rate in the per capita cost of health care (the health care trend rate) was 8.5% for 1997, decreasing ratably to 6.0% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated postretirement benefit obligation and the annual expense. To the extent that the actual experience differs from the inherent assumptions,

--------------------------------------------------------------------------------

the effect will be amortized over the average future service of covered employees.

(B) INVESTMENT AND SAVINGS PLAN
Substantially all employees of the Company are eligible to participate in The Hartford's Investment and Savings Plan. Under this plan, designated contributions, which may be invested in Class A Common Stock of Hartford Life or certain other investments, are matched, up to 3% of compensation, by the Company. The cost to the Company for the above-mentioned plans was approximately $2 in 1997.

 9. STOCK COMPENSATION PLANS

    During the second quarter of 1997, Hartford Life adopted the 1997 HLI Incentive Stock Plan (the "Plan"). Under the Plan, options granted may be either non-qualified options or incentive stock options qualifying under Section 422A of the Internal Revenue Code. The aggregate number of shares of Class A Common Stock which may be awarded in any one year shall be subject to an annual limit. The maximum number of shares of Class A Common Stock which may be granted under the Plan in each year shall be 1.5% of the total issued and outstanding shares of Hartford Life Class A Common Stock and treasury stock as reported in the Annual Report on Hartford Life's Form 10-K for the preceding year plus unused portions of such limit from prior years. In addition, no more than 5,000,000 shares of Class A Common Stock shall be cumulatively available for awards of incentive stock options under the Plan, and no more than 20% of the total number of shares on a cumulative basis shall be available for restricted stock and performance shares.

    All options granted have an exercise price equal to the market price of Hartford Life's stock on the date of grant and an option's maximum term is ten years. Certain nonperformance based options become exercisable upon the attainment of specified market price appreciation of Hartford Life's common shares or at seven years after the date of grant, while the remaining nonperformance based options become exercisable over a three year period commencing with the date of grant.

    Also included in the Plan are long term performance awards which become payable upon the attainment of specific performance goals achieved over a three year period.

    During the second quarter of 1997, Hartford Life established the HLI Employee Stock Purchase Plan ("ESPP"). Under this plan, eligible employees of Hartford Life and the Company may purchase Class A Common Stock of Hartford Life at a 15% discount from the lower of the market price at the beginning or end of the quarterly offering period. Hartford Life may sell up to 2,700,000 shares of stock to eligible employees. Hartford Life sold 54,316 shares under the ESPP in 1997.

 10. REINSURANCE

    The Company cedes insurance to other insurers, including its parent HLA, in order to limit its maximum loss. Such transfer does not relieve the Company of its primary liability. The Company also assumes insurance from other insurers. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

    Net premiums and other considerations were comprised of the following:

                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                 -------------------------------------
                                                   1997          1996          1995
                                                 ---------     ---------     ---------
Gross premiums...............................     $  2,164      $  2,138      $  1,545
Assumed......................................          159           190           591
Ceded........................................         (686)         (623)         (649)
                                                 ---------     ---------     ---------
  Net premiums and other considerations......     $  1,637      $  1,705      $  1,487
                                                 ---------     ---------     ---------
                                                 ---------     ---------     ---------

    The Company ceded approximately $76, $100 and $101 of group life premium in 1997, 1996 and 1995, respectively, representing $33.6 billion, $33.3 billion and $32.3 billion of insurance in force, respectively. The Company ceded $339, $318 and $320 of accident and health premium to HLA in 1997, 1996 and 1995, respectively. The Company assumed $89, $101 and $103 of premium in 1997, 1996 and 1995, respectively, representing $8.2 billion, $8.5 billion and $8.5 billion of individual life insurance in force, respectively, from HLA.

    Life reinsurance recoveries, which reduce death and other benefits, approximated $158, $140 and $220 for the years ended December 31, 1997, 1996 and 1995, respectively.

    As of December 31, 1997, the Company had reinsurance recoverables of $5.0 billion from Mutual Benefit Life Assurance Corporation ("Mutual Benefit"), supported by assets in a security trust of $5.0 billion (including policy loans and accrued interest of $4.5 billion). The risk of Mutual Benefit becoming insolvent is mitigated by the reinsurance agreement's requirement that the assets be kept in a security trust with the Company as sole beneficiary. The Company has no other significant reinsurance-related concentrations of credit risk.

 11. RELATED PARTY TRANSACTIONS

    Transactions of the Company with HA&I and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, certain affiliated insurance companies purchased group annuity contracts from the Company to fund pension costs and claim annuities to settle casualty claims. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses, are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which,

--------------------------------------------------------------------------------

depending on type, are allocated based on either a percentage of direct expenses or on utilization. Indirect expenses allocated to the Company by The Hartford were $34, $40, and $45 in 1997, 1996 and 1995, respectively. Management believes that the methods used are reasonable.

    The rent paid to Hartford Fire for space occupied by the Company was $7 in 1997, and $3 in 1996 and 1995. The Company expects to pay annual rent of $7 in 1998 and 1999, respectively, $12 in 2000 and 2001, respectively, $13 in 2002 and $87 thereafter, over the remaining term of the sublease, which expires on December 31, 2009. Rental expense is recognized over a level basis over the term of the sublease and amounted to approximately $9 in 1997 and $8 in 1996 and 1995.

 12. STATUTORY RESULTS

    The domestic insurance subsidiaries of Hartford Life prepare their statutory financial statements in accordance with accounting practices prescribed by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations, and general administrative rules.

                                                    FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                                 --------------------------
                                                  1997      1996      1995
                                                 ------    ------    ------
Statutory net income.........................    $  214    $  144    $  112
                                                 ------    ------    ------
Statutory surplus............................    $1,441    $1,207    $1,125
                                                 ------    ------    ------
                                                 ------    ------    ------

    A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The total amount of statutory dividends which may be paid by the insurance subsidiaries of the Company in 1998 is estimated to be $144.

 13. COMMITMENTS AND CONTINGENT LIABILITIES

(A) LITIGATION

    The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurances, management, at the present time, does not anticipate that the ultimate liability arising from such pending or threatened litigation will have a material effect on the financial condition or operating results of the Company.

(B) GUARANTY FUNDS

    Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's insurance subsidiaries' premium taxes. The Company paid guaranty fund assessments of approximately $15, $11 and $10 in 1997, 1996 and 1995, respectively, of which $4, $5, and $6 were estimated to be creditable against premium taxes.

 14. BUSINESS SEGMENT INFORMATION

    The Company, along with its parent, sells financial products such as fixed and variable annuities, retirement plan services, and life and disability insurance on both an individual and a group basis. The Company divides its core businesses into three segments: Annuity, Individual Life Insurance, and Employee Benefits. The Company also maintains a Guaranteed Investment Contracts segment, which is primarily comprised of guaranteed rate contract business written prior to 1995 and a Corporate Operation. The Annuity segment offers individual variable annuities and fixed market value adjusted annuities, deferred compensation and retirement plan services, mutual funds, investment management services and other financial products. The Individual Life Insurance segment sells a variety of individual life insurance products, including variable life, universal life, interest-sensitive whole life, and term life policies. The Employee Benefits segment sells group insurance products, including group life, group short and long-term disability and corporate owned life insurance, and engages in certain international operations. The Guaranteed Investment Contracts segment sells a limited amount of guaranteed investment contracts and contains Closed Book GRC. Through its Corporate Operation, the Company reports items that are not directly allocable to any of its business segments. Included in the Corporate Operation are unallocated income and expense and certain other items not directly allocable to any segment. Net realized capital gains and losses are recognized in the period of realization, but are allocated to the segments utilizing durations of the segment portfolios.

--------------------------------------------------------------------------------

    The following table outlines revenues, operating income and assets by business segment:

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                           ----------------------------------
                                                             1997         1996         1995
                                                           --------     --------     --------
REVENUES
  Annuity..............................................    $  1,269     $    968     $    759
  Individual Life Insurance............................         487          440          383
  Employee Benefits....................................         972        1,366        1,273
  Guaranteed Investment Contracts......................         241           34          337
  Corporate Operation..................................          40           81           52
                                                           --------     --------     --------
    Total revenues.....................................    $  3,009     $  2,889     $  2,804
                                                           --------     --------     --------
                                                           --------     --------     --------
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)
  Annuity..............................................    $    317     $    226     $    171
  Individual Life Insurance............................          85           68           56
  Employee Benefits....................................          53           44           37
  Guaranteed Investment Contracts......................          --         (346)        (103)
  Corporate Operation..................................          14           66           30
                                                           --------     --------     --------
    Total income before income tax expense.............    $    469     $     58     $    191
                                                           --------     --------     --------
                                                           --------     --------     --------
ASSETS
  Annuity                                                  $ 69,152     $ 52,877     $ 39,732
  Individual Life Insurance............................       4,918        3,753        3,173
  Employee Benefits....................................      18,196       14,708       13,494
  Guaranteed Investment Contracts......................       3,347        4,533        6,069
  Corporate Operation..................................       2,343        1,891        1,729
                                                           --------     --------     --------
    Total assets.......................................    $ 97,956     $ 77,762     $ 64,197
                                                           --------     --------     --------
                                                           --------     --------     --------

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------

   SCHEDULE I -- SUMMARY OF INVESTMENTS OTHER THAN INVESTMENTS IN AFFILIATES
                            AS OF DECEMBER 31, 1997
                                 (IN MILLIONS)

                                                                   AMOUNT AT
                                                                     WHICH
                                                         FAIR       SHOWN ON
TYPE OF INVESTMENT                              COST     VALUE   BALANCE SHEET
---------------------------------------------  -------  -------  --------------
Fixed Maturities
Bonds and Notes
  U. S. gov't and gov't agencies and
   authorities (guaranteed and sponsored)      $   217  $   219     $   219
  U. S. gov't and gov't agencies and
   authorities (guaranteed and sponsored) --
   asset-backed..............................    1,175    1,204       1,204
  States, municipalities and political
   subdivisions..............................      211      217         217
  International governments..................      376      393         393
  Public utilities...........................      871      894         894
  All other corporate including
   international.............................    5,033    5,208       5,208
  All other corporate -- asset-backed........    4,091    4,124       4,124
  Short-term investments.....................    1,318    1,318       1,318
Certificates of deposit......................      593      599         599
                                               -------  -------     -------
Total fixed maturities.......................   13,885   14,176      14,176
                                               -------  -------     -------
Equity Securities
Common Stocks
  Public utilities...........................       --       --          --
  Banks, trusts and insurance companies......       --       --          --
  Industrial and miscellaneous...............      166      180         180
  Nonredeemable preferred stocks.............       --       --          --
                                               -------  -------     -------
Total equity securities......................      166      180         180
                                               -------  -------     -------
Total fixed maturities and equity
 securities..................................   14,051   14,356      14,356
                                               -------  -------     -------
Real Estate..................................       --       --          --
Other Investments
  Mortgage loans on real estate..............       --       --          --
  Policy loans...............................    3,756    3,756       3,756
  Investments in partnerships, trusts and
   other.....................................       47       91          47
                                               -------  -------     -------
Total other investments......................    3,803    3,847       3,803
                                               -------  -------     -------
Total investments............................  $17,854  $18,203     $18,159
                                               -------  -------     -------
                                               -------  -------     -------

                                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                                 (IN MILLIONS)

                                                              FUTURE
                                                              POLICY
                                                             BENEFITS,
                                                              UNPAID       OTHER
                                                DEFERRED      CLAIMS       POLICY
                                                 POLICY      AND CLAIM   CLAIMS AND      PREMIUMS          NET
                                               ACQUISITION   ADJUSTMENT   BENEFITS       AND OTHER      INVESTMENT
SEGMENT                                           COSTS      EXPENSES     PAYABLE     CONSIDERATIONS     INCOME
---------------------------------------------  -----------   ---------   ----------   ---------------   ---------

1997
Annuity......................................    $2,478       $2,070      $ 6,838         $  769         $  500
Individual Life Insurance....................       837          392        2,182            323            164
Employee Benefits............................        --          780        9,232            541            431
Guaranteed Investment Contracts..............        --           --        2,782              2            239
Corporate Operation..........................        --           28           --              2             34
                                               -----------   ---------   ----------       ------        ---------
Consolidated operations......................    $3,315       $3,270      $21,034         $1,637         $1,368
                                               -----------   ---------   ----------       ------        ---------
                                               -----------   ---------   ----------       ------        ---------

1996
Annuity......................................    $2,030       $1,526      $ 6,016         $  535         $  433
Individual Life Insurance....................       730          346        2,160            287            153
Employee Benefits............................        --          574        9,834            881            485
Guaranteed Investment Contracts..............        --           --        4,124              2            251
Corporate Operation..........................        --           28           --             --             75
                                               -----------   ---------   ----------       ------        ---------
Consolidated operations......................    $2,760       $2,474      $22,134         $1,705         $1,397
                                               -----------   ---------   ----------       ------        ---------
                                               -----------   ---------   ----------       ------        ---------

1995
Annuity......................................    $1,561       $1,314      $ 5,661         $  319         $  400
Individual Life Insurance....................       615          706        1,932            246            137
Employee Benefits............................        12          325        9,285            922            351
Guaranteed Investment Contracts..............        --           28        5,720             --            377
Corporate Operation..........................        --           --           --             --             63
                                               -----------   ---------   ----------       ------        ---------
Consolidated operations......................    $2,188       $2,373      $22,598         $1,487         $1,328
                                               -----------   ---------   ----------       ------        ---------
                                               -----------   ---------   ----------       ------        ---------


                                                   NET        BENEFITS,    AMORTIZATION
                                                REALIZED     CLAIMS AND     OF DEFERRED
                                                 CAPITAL        CLAIM         POLICY
                                                  GAINS      ADJUSTMENT     ACQUISITION    DIVIDENDS TO     OTHER
SEGMENT                                         (LOSSES)      EXPENSES         COSTS       POLICYHOLDERS   EXPENSES
---------------------------------------------  -----------   -----------   -------------   -------------  ----------
1997
Annuity......................................    $  --         $  445          $250            $ --         $  257
Individual Life Insurance....................       --            242            83              --             77
Employee Benefits............................       --            425             2             240            252
Guaranteed Investment Contracts..............       --            232            --              --              9
Corporate Operation..........................        4             35            --              --             (9)
                                               -----------   -----------      -----           -----          -----
Consolidated operations......................    $   4         $1,379          $335            $240         $  586
                                               -----------   -----------      -----           -----          -----
                                               -----------   -----------      -----           -----          -----
1996
Annuity......................................    $  --         $  412          $174            $ --         $  156
Individual Life Insurance....................       --            245            59              --             68
Employee Benefits............................       --            546            --             635            141
Guaranteed Investment Contracts..............     (219)           332             1              --             47
Corporate Operation..........................        6             --            --              --             15
                                               -----------   -----------      -----           -----          -----
Consolidated operations......................    $(213)        $1,535          $234            $635         $  427
                                               -----------   -----------      -----           -----          -----
                                               -----------   -----------      -----           -----          -----
1995
Annuity......................................    $  --         $  317          $117            $ --         $  114
Individual Life Insurance....................       --            203            70              --             54
Employee Benefits............................       --            424            --             675            137
Guaranteed Investment Contracts..............       --            453            12              --             15
Corporate Operation..........................      (11)            25            --              --             (3)
                                               -----------   -----------      -----           -----          -----
Consolidated operations......................    $ (11)        $1,422          $199            $675         $  317
                                               -----------   -----------      -----           -----          -----
                                               -----------   -----------      -----           -----          -----

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------

                           SCHEDULE IV -- REINSURANCE
                                 (IN MILLIONS)

                                                                 CEDED TO      ASSUMED FROM               PERCENTAGE
                                                     GROSS        OTHER           OTHER         NET        OF AMOUNT
                                                     AMOUNT     COMPANIES       COMPANIES      AMOUNT   ASSUMED TO NET
                                                    --------  --------------  --------------  --------  ---------------
For the year ended December 31, 1997
Life insurance in force...........................  $245,487     $ 178,771       $  33,156    $ 99,872        33.2%
Insurance revenues
  Life insurance and annuities....................     1,818           340             157       1,635         9.6%
  Accident and health insurance...................       346           346               2           2       100.0%
                                                    --------  --------------       -------    --------
Total insurance revenues..........................  $  2,164     $     686       $     159    $  1,637         9.7%
                                                    --------  --------------       -------    --------
                                                    --------  --------------       -------    --------
For the year ended December 31, 1996
  Life insurance in force.........................  $177,094     $ 106,146       $  31,957    $102,905        31.1%
Insurance revenues
  Life insurance and annuities....................     1,801           298             169       1,672        10.1%
  Accident and health insurance...................       337           325              21          33        63.6%
                                                    --------  --------------       -------    --------
Total insurance revenues..........................  $  2,138     $     623       $     190    $  1,705        11.1%
                                                    --------  --------------       -------    --------
                                                    --------  --------------       -------    --------
For the year ended December 31, 1995
  Life insurance in force.........................  $182,716     $ 112,774       $  26,996    $ 96,938        27.8%
Insurance revenues
  Life insurance and annuities....................     1,232           325             574       1,481        38.8%
  Accident and health insurance...................       313           324              17           6       283.3%
                                                    --------  --------------       -------    --------
Total insurance revenues..........................  $  1,545     $     649       $     591    $  1,487        39.7%
                                                    --------  --------------       -------    --------
                                                    --------  --------------       -------    --------

The following prospectuses contain information related to all of the funds offered by the Hartford Funds, Putnam Variable Trust, and Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II. Not all of the funds are available to Stag Last Survivor Policy Owners. Please review the Stag Last Survivor product Prospectus for details regarding available funds. See "Separate Account VL I -- Funds."

                                       PART II

                        CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following papers and documents:

     The facing sheet.

     The prospectus consisting of 36 pages.

     The undertaking to file reports.

     The Rule 484 undertaking.

     The signatures.

(1) The following exhibits included herewith correspond to those required by paragraph A of the instructions for exhibits to Form N-8B-2.

     (A1) Resolution of Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)

     (A2)      Not applicable.

     (A3a)     Principal Underwriting Agreement.(1)

     (A3b)     Forms of Selling Agreements.(1)

     (A4)      Not applicable.

     (A5)      Form of Flexible Premium Variable Life Insurance Policy. (2)


     (A6a)     Certificate of Incorporation of Hartford. (3)

     (A6b)     Bylaws of Hartford.(1)

     (A7)      Not applicable.


---------------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 1, to the Registration Statement File No. 33-89990, dated May 1, 1996.


(2) Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 33-89990, filed February 20, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 33-89990, filed April 16, 1997.

     (A8)      Not applicable.

     (A9)      Not applicable.

     (A10) Form of Application for Flexible Premium Variable Life Insurance Policies.(1)

     (A11)     Memorandum describing transfer and redemption procedures.(1)

(2) Opinion and consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary.

(3) No financial statement will be omitted from the Prospectus pursuant to Instruction 1 (b) or (c) of Part I.

(4)  Not applicable.

(5)  Opinion and Consent of Ken A. McCullum, FSA, MAAA.


(6)  Consent of Arthur Andersen LLP, Independent Public Accountants.

(7)  Copy of Power of Attorney.


(8)  Not Applicable

                      REPRESENTATION OF REASONABLENESS OF FEES
                      ----------------------------------------

Hartford Life Insurance Company ("Hartford") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

                            UNDERTAKING TO FILE REPORTS
                            ---------------------------

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

            UNDERTAKINGS AND REPRESENTATIONS AS REQUIRED BY RULE 6e-3(T)
            ------------------------------------------------------------

1. Separate Account VL II meets the definition of "Separate Account" under Rule 6e-3(T).

2. Hartford undertakes to keep and make available to the Commission upon request any documents used to support any representation as to the reasonableness of fees.

                           UNDERTAKING ON INDEMNIFICATION
                           ------------------------------

Under Section 33-772 of the Connecticut General Statutes, unless limited by its certificate of incorporation, the Registrant must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.


The Registrant may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. Conn. Gen. Stat.
Section 33-771(a). Additionally, pursuant to Conn. Gen. Stat. Section 33-776, the Registrant may indemnify officers and employees or agents for liability incurred and for any expenses to which they become subject by reason of being or having been an employees or officers of the Registrant. Connecticut law does not prescribe standards for the indemnification of officers, employees and agents and expressly states that their indemnification may be broader than the right of indemnification granted to directors.


The foregoing statements are specifically made subject to the detailed provisions of Section 33-770 et seq.

Notwithstanding the fact that Connecticut law obligates the Registrant to indemnify a only a director that was successful on the merits in a suit, under Article VIII, Section 1 of the Registrant's bylaws, the Registrant must indemnify both directors and officers of the Registrant for (1) any claims and liabilities to which they become subject by reason of being or having been a directors or officers of the company and legal and (2) other expenses incurred in defending against such claims, in each case, to the extent such is consistent with statutory provisions.


Additionally, the directors and officers of Hartford and Hartford Equity Sales Company, Inc. ("HESCO") are covered under a directors and officers liability insurance policy issued to The Hartford Financial Services Group, Inc. and its subsidiaries. Such policy will reimburse the Registrant for any payments that it shall make to directors and officers pursuant to law and will, subject to certain exclusions contained in the policy, further pay any other costs, charges and expenses and settlements and judgments arising from any proceeding involving any director or officer of the Registrant in his past or present capacity as such, and for which he may be liable, except as to any liabilities arising from acts that are deemed to be uninsurable.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                    INFORMATION REGARDING CERTAIN SALES LOADS,
                    ADMINISTRATIVE, MANAGEMENT AND OTHER FEES
                    ------------------------------------------

Separate Account VL II of Hartford was established to separate the assets funding the Policies from other assets of Hartford. In addition to the Policies described in this Prospectus the Separate Account holds assets of several other Registration Statements. In 1995, the Separate Account received approximately $2,474,854 in policyholder premiums. In the same year, it charged policyholders approximately $726,576 in sales load, administrative, management and other fees ("Separate Account Charges"). In 1996, policyholder premium was $31,090,184 and the associated Separate Account Charges equaled approximately $11,843,146. Year to date 1997 policyholder premium for the entire Separate Account equaled $54,333,855 with Separate Account Charges for the same time period being $20,125,105.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and attested, all in the Town of Simsbury, and State of Connecticut, on the 10th day of April, 1998.

                                   HARTFORD LIFE INSURANCE COMPANY
                                   SEPARATE ACCOUNT VL II
                                   (Registrant)

                                   By: /s/ Thomas M. Marra
                                      ----------------------------------------
                                      Thomas M. Marra, Executive Vice
                                       President & Director

                                   HARTFORD LIFE INSURANCE COMPANY
                                   (Depositor)
                                   By:   /s/ Thomas M. Marra

                                      ----------------------------------------
                                      Thomas M. Marra, Executive Vice
                                       President & Director


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.


John P. Ginnetti, Executive Vice
  President, Director *
Thomas M. Marra, Executive Vice
  President, Director *
Lynda Godkin, Senior Vice President,    *By: /s/ Lynda Godkin
General Counsel and Corporate               ------------------------
Secretary, Director*                             Lynda Godkin
Lowndes A. Smith, President,                     Attorney-In-Fact
  Chief Operating Officer,
  Director *                            Dated: April 10, 1998
Raymond P. Welnicki, Senior Vice            ------------------------
  President, Director *
Lizabeth H. Zlatkus, Senior Vice
  President, Director *
David M. Znamierowski, Senior Vice
  President, Director *

                                    EXHIBIT INDEX



  (2) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary.
  (5)       Opinion and Consent of Ken M. McCullum, FSA, MAAA.

  (6)       Consent of Arthur Andersen LLP, Independent Public Accountants

  (7)       Copy of Power of Attorney.